UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21108

Pioneer Series Trust X
(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109
(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
60 State Street, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  March 31, 2020

Date of reporting period: April 1, 2019 through March 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Multi-Asset
Ultrashort Income Fund

Annual Report | March 31, 2020

Ticker Symbols:
Class A	MAFRX
Class C	MCFRX
Class C2	MAUCX
Class K	MAUKX
Class Y	MYFRX

Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.
You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundipioneer.com/us

Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20 1

President’s Letter
Dear Shareholders,
The new decade has arrived delivering a first quarter that will go down in the history books. The beginning of the year seemed to extend the positive market environment of 2019 and then, March roared in like a lion and the COVID-19 pandemic became a global crisis impacting lives and life as we know it. The impact on the global economy from the COVID-19 virus pandemic, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others. And the markets, which do not thrive on uncertainty, have been volatile. Our business continuity plan was implemented given the new COVID-19 guidelines, and most of our employees are working remotely. To date, our operating environment has faced no interruption. I am proud of the careful planning that has taken place and confident we can maintain this environment for as long as is prudent. History in the making for a company that first opened its doors way back in 1928.
Since 1928, Amundi Pioneer’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the potential risks during periods of market volatility. As the early days of 2020 have reminded us, in today’s global economy, investment risk can materialize from a number of factors, including a slowing economy, changing U.S. Federal Reserve policy, oil price shocks, political and geopolitical factors and, unfortunately, major public health concerns such as a viral pandemic.
At Amundi Pioneer, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyze each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.
2 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial advisor to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
We remain confident that the current crisis, like others in human history, will pass, and we greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,
Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
March 31, 2020
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20 3

Portfolio Management Discussion | 3/31/20
In the following interview, portfolio managers Seth Roman, Jonathan Sharkey, Noah Funderburk, and Nicolas Pauwels discuss the factors that influenced the performance of Pioneer Multi-Asset Ultrashort Income Fund during the 12-month period ended March 31, 2020. Mr. Roman, a vice president and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer); Mr. Sharkey, a senior vice president and a portfolio manager at Amundi Pioneer; Mr. Funderburk, a vice president and a portfolio manager at Amundi Pioneer; and Mr. Pauwels, a vice president and a portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Fund.
Q    How did the Fund perform during the 12-month period ended March 31, 2020?
A    Pioneer Multi-Asset Ultrashort Income Fund’s Class A shares returned -4.02% at net asset value (NAV) during the 12-month period ended March 31, 2020, while the Fund’s benchmark, the ICE Bank of America 3-Month U.S. Dollar LIBOR Index (the ICE BofA Index), returned 2.38%.
During the same period, the average return of the 204 mutual funds in Morningstar’s Ultrashort Bond category was 0.28%.
Q    Can you describe the market environment for fixed-income investors over the 12-month period ended March 31, 2020?
A    Entering the 12-month period, deteriorating global economic growth driven in part by the ongoing U.S.-China trade war was counterbalanced by the continued easing of global monetary policy. U.S. economic growth had held up better than growth in other developed markets during that timeframe, due to healthy consumer confidence data and continued strong employment figures. However, the plummeting manufacturing purchasing managers’ index (PMI) numbers, increased tariffs due to the U.S.-China trade dispute, and a downward trend in non-farm payrolls increased concerns about a U.S. recession. In particular, the on-again, off-again trade negotiations increased market volatility. Responding to those concerns, the U.S. Federal Reserve (Fed) followed up on its July 2019 rate cut with another quarter-point reduction in September. U.S. Treasury yields subsequently declined across the curve and fixed-income returns were buoyed by falling rates.
As the 12-month period drew to a close, the spread to pandemic levels of the COVID-19 virus from China to the rest of the world began to drive performance in the financial markets dramatically downward. Global economies ground to a near halt during March as public health concerns
4 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20

led to the rapid implementation by governments and companies of extreme measures focused on virus containment, including the shuttering of businesses deemed non-essential. Compounding the extreme market volatility and economic distress was the plummeting of oil prices to 20-year lows in response to slumping global demand resulting not only from the spread of COVID-19, but also from a supply shock spurred by a price war launched on March 8 between Saudi Arabia and Russia.
Uncertainty over the scope and duration of the pandemic crisis and the need for cash drove wholesale liquidations across most asset classes and a “flight-to-safety” trade that resulted in U.S. Treasury yields hitting historic lows. Significant selling in U.S. dollar (USD) fixed-income markets eventually stressed markets and led to price dislocations in all segments, even Treasury bonds.
Social-distancing and shelter-in-place measures enacted to help curb the spread of COVID-19 had profound economic effects and resulted in significant reductions in services consumption, manufacturing activity, construction, and labor demand. The unprecedented shutting down of much of the U.S. economy due to COVID-19 spurred extraordinary monetary and fiscal policy responses. The Fed jumped into action by dusting off its 2008/2009 policy “playbook” and rapidly rolling out a raft of programs aimed at restoring market liquidity, facilitating credit availability, and boosting investors’ confidence. The measures included reducing the benchmark federal funds rate to zero and committing to making unlimited purchases of U.S. Treasuries and agency mortgage-backed securities (MBS), if necessary, as well as providing support for commercial paper issuance, mutual fund liquidity needs, and the issuance of asset-backed securities (ABS). Additionally, the Fed entered uncharted waters with the announcement on March 23 of purchasing programs in support of investment-grade corporate bonds in both the new-issue and secondary markets. For its part, the U.S. government took steps to backstop the domestic economy with the passage of a stimulus bill in excess of $2 trillion, with the goal of assisting both individuals and businesses. Congressional leaders and the White House also were in discussions about possible further stimulus legislation as the 12-month period ended.
Selling pressures were most pronounced in the short-term markets relevant to most of the Fund’s investments. With “cash as king” in the latter part of the 12-month period, asset managers seeking to meet redemptions or redeploy capital into more deeply discounted securities flooded the market with short-term instruments. At its peak, the liquidity crisis witnessed the inversion of credit curves, with short-term corporates having higher
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20 5

spreads than longer-term corporates. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)
Certain mutual funds began to receive large cash injections from their parents as they faced massive redemptions against the backdrop of a frozen commercial paper market. In turn, banks and broker/dealer balance sheets lacked the capacity to position the flood of assets, and so liquidity started to come at an increasingly high cost. Only the massive, $4 trillion (estimated) monetary stimulus by the Fed helped to restore confidence and liquidity to the market.
Among the U.S. bond market sectors, the liquidity stress was greatest in securitized credit, including ABS, commercial MBS (CMBS), and nonagency MBS, which have typically had a narrower buyer base than corporate bonds. Notably, while post-2008 crisis regulations have caused securitized sectors to offer compelling fundamental value, the same regulations have limited banks' ability to position those securities on their balance sheets, which has greatly exacerbated the price dislocations within the asset class. During the first calendar quarter of 2020, the ABS, MBS, and CMBS markets had to deal with forced selling by real estate investment trusts (REITs), other leveraged investors, and certain mutual funds, not to mention concerns about the impact of COVID-19 on employment and the corresponding ability of homeowners and businesses to pay their residential and commercial obligations.
Q    Can you review the Fund’s principal investment strategies during the 12-month period ended March 31, 2020, and how they affected benchmark-relative performance?
A    Investments in securitized sectors, where the portfolio is overweight compared to its peers, accounted for the majority of the Fund’s underperformance relative to the ICE BofA Index during the 12-month period. Exposures to collateralized mortgage obligations (CMOs), ABS, and CMBS were the primary detractors from benchmark-relative returns.
Within CMOs, the Fund’s allocation to credit-risk-transfer (CRT) securities, which transfer some of the risk of non-payment on residential mortgages from government-sponsored entities to the private sector, had the greatest negative effect on benchmark-relative performance for the 12-month period. Despite the recent underperformance, we believe we would have to experience a significant fall in home prices, similar to the declines of 2008, for the CRTs held by the portfolio to suffer permanent impairment. As a sector within non-agency MBS that has typically been
6 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20

more liquid, CRTs may have experienced greater price volatility from forced sellers over the month of March, compared with other segments of the non-agency MBS market.
Underperformance of the Fund’s CMBS holdings primarily reflected the struggles of the portfolio’s allocation to single-asset/single-borrower (SASB) investments. Each SASB securitization represents exposure to a single large property, or to the assets of a single borrower, and can include exposure to collateral such as office towers, suburban office parks, apartment buildings, refrigerated warehouses, and hotels. Because of the concentrated risk, SASBs have tended to feature conservative loan-to-value ratios compared to traditional CMBS instruments. In addition, equity owners of those properties have tended to be well-capitalized firms. The portfolio’s allocation to commercial real estate collateralized loan obligations (CLOs) also detracted from the Fund’s benchmark-relative returns during the 12-month period.
Another detractor from the Fund’s relative returns were its ABS positions backed by consumer loans – where the portfolio’s investments have resided primarily in the most senior tranches – and AAA-rated credit card collateral. At the peak of March's distress and volatility, credit card ABS spreads had widened to historical extremes due to market illiquidity and concerns about consumer delinquencies in the wake of the COVID-19 crisis. We believe the launch of the Fed’s Term Asset-Backed Securities Loan Facility (TALF), expected in early May, could enable purchases of new-issue AAA-rated ABS, and thereby help to restore liquidity to the market.
Other portfolio allocations that had negative effects on the Fund’s benchmark-relative performance during the 12-month period included corporate credit holdings within the financials and industrials sectors, and holdings of bank loans.
Positive contributions to the Fund’s benchmark-relative returns during the 12-month period were led by an allocation to insurance-linked securities (ILS), which are sponsored by property-and-casualty insurers seeking to mitigate the effects of having to pay claims in the wake of natural disasters. The ostensibly exotic ILS market, which has typically had little or no correlation to other financial markets, proved to have relatively resilient liquidity during the extremely volatile market environment we experienced during the first calendar quarter of 2020. ILS had also displayed similar resiliency during the global financial crisis almost 12 years ago.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20 7

Q    Can you discuss the factors that affected the Fund’s income-generation/ distributions* to shareholders, either positively or negatively, during the 12-month period ended March 31, 2020?
A    Throughout the period, we had invested the Fund in floating-rate issues with interest rates tied to London Interbank Offered Rates (LIBOR), or other short-term reference rates. The Fund’s income remained quite steady over the 12-month period, despite a decline in short-term LIBOR rates.
Historically, changes to the Fund’s dividend yield have tended to lag changes in LIBOR rates.
Q    Did the Fund have any exposure to derivatives during the 12-month period ended March 31, 2020?
A    No, the Fund had no derivatives exposure during the 12-month period.
Q    What is your assessment of the current investment environment in the fixed-income markets, and how have you positioned the portfolio for that environment?
A    Entering the Fund’s new fiscal year, we have continued to hold significant exposure to securitized credit within the portfolio. As noted previously, the sector suffered late in the 12-month period due to concerns about liquidity and fundamentals, with the latter focused on the ability of U.S. consumers to remain current on their credit card, auto, and home payments, and of businesses to pay their rents. With that said, on the consumer side, we believe securitized credit may benefit from consumers’ markedly higher aggregate savings rates, record levels of total wealth, and significantly lower levels of leverage compared with 2008. In general, relative to 2008, we believe the securitized credit market reflects much stronger underwriting standards, with greater risk-retention by issuers, more stringent rating-agency standards, and much higher levels of credit protection. In recalibrating credit protections, the rating agencies have sought to ensure that investment-grade-rated MBS issues would not suffer permanent impairment when facing a downside scenario such as occurred in 2008. It is important to note that, in the overvalued market of 2008, home prices eventually declined by approximately 30%, and commercial real estate prices declined by approximately 40%. We believe that both residential and commercial real estate valuations are much more reasonable than they were in those days and that, while there are no guarantees, neither housing nor commercial real estate should suffer the dramatic declines experienced during the 2008/09 financial crisis.
*  Distributions and dividend yields are not guaranteed.
8 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20

Given currently wide credit spreads, we believe that corporate credit offers attractive investment opportunities. We believe the wider spreads for investment-grade corporates have resulted primarily from the aforementioned liquidity squeeze, rather than from fundamental factors. In addition, the Fund’s management team believes the financial sector, particularly U.S. and European banks, has continued to offer value. Banks have significantly improved their balance sheets and capital positions over the past several years, and have been subject to increased regulatory oversight.
The Fund’s current positioning is designed to allow it to possibly benefit from any potential recovery in credit markets. With investment-grade corporate spreads well above their long-term average, we believe investors have been receiving fair compensation for taking on credit risk. As the year progresses, we think we could see further spread compression should the global economy begin to recover.
Importantly, we do not believe the Fund faces any material, permanent impairment of capital in the current difficult environment. Given the greater credit sensitivity of the portfolio relative to the benchmark ICE BofA Index, we believe the Fund has the potential to generate solid benchmark-relative performance over the longer term.
Please refer to the Schedule of Investments on pages 21–89 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
The Fund has the ability to invest in a wide variety of debt securities.
The Fund may invest in underlying funds (including ETFs). In addition to the Fund’s operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.
The Fund and some of the underlying funds may utilize strategies that have a leveraging effect on the Fund, which increases the volatility of investment returns and subjects the Fund to magnified losses if the Fund’s or an underlying fund’s investments decline in value.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20 9

The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.
The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.
The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.
The Fund may invest in subordinated securities which may be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.
The Fund may invest in floating-rate loans. The value of collateral, if any, securing a floating-rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate.
The Fund may invest in insurance-linked securities. The return of principal and the payment of interest and/or dividends on insurance-linked securities are contingent on the non-occurrence of a pre-defined “trigger” event, such as a hurricane or an earthquake of a specific magnitude.
The Fund may invest in zero-coupon bonds and payment-in-kind securities, which may be more speculative and fluctuate more in value than other fixed income securities. The accrual of income from these securities are payable as taxable annual dividends to shareholders.
Investments in equity securities are subject to price fluctuation.
International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.
Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities generally falls.
The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.
10 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.
High yield bonds possess greater price volatility, illiquidity, and possibility of default.
There may be insufficient or illiquid collateral securing the floating rate loans held within the Fund. This may reduce the future redemption or recovery value of such loans.
The Fund may have disadvantaged access to confidential information that could be used to assess a loan issuer, as Amundi Pioneer normally seeks to avoid receiving material, non-public information.
The Fund is not a money market fund.
These risks may increase share price volatility.
There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.
Please see the prospectus for a more complete discussion of the Fund’s risks.
Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20 11

Portfolio Summary | 3/31/20

Portfolio Diversification

(As a percentage of total investments)*

† Amount rounds to less than 0.1%.

10 Largest Holdings

(As a percentage of total investments)*

1.	U.S. Treasury Floating Rate Notes, 0.385% (3 Month U.S. Treasury Bill Money
	Market Yield + 30 bps), 10/31/21	10.99%
2.	Tidewater Auto Receivables Trust, Series 2020-AA, Class A2, 1.39%, 8/15/24 (144A)	0.65
3.	PFS Financing Corp., Series 2019-B, Class A, 1.255% (1 Month USD LIBOR +
	55 bps), 9/15/23 (144A)	0.62
4.	First Investors Auto Owner Trust, Series 2020-1A, Class A, 1.49%, 1/15/25 (144A)	0.58
5.	Verizon Owner Trust, Series 2020-A, Class A1B, 1.043% (1 Month USD LIBOR +
	27 bps), 7/22/24	0.55
6.	Veros Automobile Receivables Trust, Series 2020-1, Class A, 1.67%, 9/15/23 (144A)	0.55
7.	Upstart Securitization Trust, Series 2020-1, Class A, 2.322%, 4/22/30 (144A)	0.55
8.	LSTAR Securities Investment, Ltd., Series 2019-4, Class A1, 3.081% (1 Month
	USD LIBOR + 150 bps), 5/1/24 (144A)	0.54
9.	Federal National Mortgage Association, 0.23% (SOFRRATE + 22 bps), 3/16/22	0.53
10.	Consumer Loan Underlying Bond Club Certificate Issuer Trust, Series 2019-HP1,
	Class A, 2.59%, 12/15/26 (144A)	0.50

*  Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
12 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20

Prices and Distributions | 3/31/20

Net Asset Value per Share

Class	3/31/20	3/31/19
A	$9.26	$9.92
C	$9.26	$9.91
C2	$9.27	$9.91
K	$9.29	$9.93
Y	$9.27	$9.92

Distributions per Share:* 4/1/19 – 3/31/20

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.2734	$ —	$ —
C	$0.2410	$ —	$ —
C2	$0.2418	$ —	$ —
K	$0.2950	$ —	$ —
Y	$0.2881	$ —	$ —

*  The amount of distributions made to shareowners during the year was in excess of the net investment income earned by the Fund during the year.
The ICE Bank of America U.S. Dollar 3-Month LIBOR Index is an unmanaged index that tracks the performance of a synthetic asset paying the London Interbank Offered Rate (LIBOR), with a constant 3-month average maturity. The index is based on the assumed purchase at par value of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s 3-month LIBOR rate. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 14–18.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20 13

Performance Update | 3/31/20	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Multi-Asset Ultrashort Income Fund at public offering price during the periods shown, compared to that of the ICE Bank of America (BofA) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of March 31, 2020)
			ICE BofA
			U.S.
	Net	Public	Dollar
	Asset	Offering	3-Month
	Value	Price	LIBOR
Period	(NAV)	(POP)*	Index
Life-of-Class
(4/29/11)	0.85%	0.57%	0.94%
5 years	0.50	-0.01	1.42
1 year	-4.02	-4.02	2.38

Expense Ratio
(Per prospectus dated August 1, 2019)

Gross
0.59%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share.
*POP returns shown above reflect the deduction of the maximum 2.50% front-end sales charge on Class A shares purchased prior to February 5, 2018.
All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
14 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20

Performance Update | 3/31/20	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the ICE Bank of America (BofA) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of March 31, 2020)
		ICE BofA
		U.S.
	Net	Dollar
	Asset	3-Month
	Value	LIBOR
Period	(NAV)	Index
Life-of-Class
(4/29/11)	0.48%	0.94%
5 years	0.20	1.42
1 year	-4.24	2.38

Expense Ratio
(Per prospectus dated August 1, 2019)

Gross
0.91%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20 15

Performance Update | 3/31/20	Class C2 Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C2 shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the ICE Bank of America (BofA) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of March 31, 2020)
			ICE BofA
			U.S.
			Dollar
			3-Month
	If	If	LIBOR
Period	Held	Redeemed	Index
Life-of-Fund
(4/29/11)	0.49%	0.49%	0.94%
5 years	0.22	0.22	1.42
1 year	-4.13	-4.13	2.38

Expense Ratio
(Per prospectus dated August 1, 2019)

Gross
0.91%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C2 shares held for less than 1 year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percentage change in net asset value per share. “If Redeemed” returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
The performance shown for periods prior to the commencement of operations of Class C2 shares on August 1, 2013, is the net asset value performance of the Fund’s Class C shares, which has not been restated to reflect any differences in expenses. For the period beginning August 1, 2013, the actual performance of Class C2 shares is reflected.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
16 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20

Performance Update | 3/31/20	Class K Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the ICE Bank of America (BofA) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of March 31, 2020)
		ICE BofA
		U.S.
	Net	Dollar
	Asset	3-Month
	Value	LIBOR
Period	(NAV)	Index
Life-of-Fund
(4/29/11)	1.07%	0.94%
5 years	0.77	1.42
1 year	-3.60	2.38

Expense Ratio
(Per prospectus dated August 1, 2019)

Gross
0.37%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning on December 20, 2012, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20 17

Performance Update | 3/31/20	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the ICE Bank of America (BofA) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of March 31, 2020)
		ICE BofA
		U.S.
	Net	Dollar
	Asset	3-Month
	Value	LIBOR
Period	(NAV)	Index
Life-of-Class
(4/29/11)	1.02%	0.94%
5 years	0.64	1.42
1 year	-3.78	2.38

Expense Ratio
(Per prospectus dated August 1, 2019)

Gross
0.45%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
18 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)   ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)   transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)   Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6
(2)   Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Ultrashort Income Fund
Based on actual returns from October 1, 2019 through March 31, 2020.

Share Class	A	C	C2	K	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 10/1/19
Ending Account Value	$945.15	$944.47	$945.56	$948.26	$945.84
(after expenses)
on 3/31/20
Expenses Paid	$2.82	$4.33	$4.28	$1.75	$2.14
During Period*

*  Expenses are equal to the Fund's annualized expense ratio of 0.58%, 0.89%, 0.88%, 0.36% and 0.44% for class A, C, C2, K, and Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the partial year period).
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20 19

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Ultrashort Income Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from October 1, 2019 through March 31, 2020.

Share Class	A	C	C2	K	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 10/1/19
Ending Account Value	$1,022.10	$1,020.55	$1,020.60	$1,023.20	$1,022.80
(after expenses)
on 3/31/20
Expenses Paid	$2.93	$4.50	$4.45	$1.82	$2.23
During Period*

*  Expenses are equal to the Fund's annualized expense ratio of 0.58%, 0.89%, 0.88%, 0.36% and 0.44% for class A, C, C2, K, and Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the partial year period).
20 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20

Schedule of Investments | 3/31/20

Shares		Value
UNAFFILIATED ISSUERS — 96.2%
COMMON STOCK — 0.0%† of Net Assets
Transportation Infrastructure — 0.0%†
2,377(a)	Syncreon Group	$ 12,678
	Total Transportation Infrastructure	$ 12,678
TOTAL COMMON STOCK
	(Cost $33,278)	$ 12,678

Principal
Amount
USD ($)
	ASSET BACKED SECURITIES — 33.5%
	of Net Assets
244,936(b)	321 Henderson Receivables I LLC, Series 2004-A,
	Class A1, 1.055% (1 Month USD LIBOR +
	35 bps), 9/15/45 (144A)	$ 233,344
2,045,570(b)	321 Henderson Receivables I LLC, Series 2005-1A,
	Class A1, 0.935% (1 Month USD LIBOR +
	23 bps), 11/15/40 (144A)	1,883,304
377,753(b)	321 Henderson Receivables I LLC, Series 2006-1A,
	Class A1, 0.905% (1 Month USD LIBOR +
	20 bps), 3/15/41 (144A)	363,783
926,402(b)	321 Henderson Receivables I LLC, Series 2006-2A,
	Class A1, 0.905% (1 Month USD LIBOR +
	20 bps), 6/15/41 (144A)	865,057
1,355,680(b)	321 Henderson Receivables I LLC, Series 2006-4A,
	Class A1, 0.905% (1 Month USD LIBOR +
	20 bps), 12/15/41 (144A)	1,317,248
379,474(b)	321 Henderson Receivables I LLC, Series 2007-1A,
	Class A1, 0.905% (1 Month USD LIBOR +
	20 bps), 3/15/42 (144A)	336,655
1,310,785(b)	321 Henderson Receivables II LLC, Series 2006-3A,
	Class A1, 0.905% (1 Month USD LIBOR +
	20 bps), 9/15/41 (144A)	1,217,030
1,893,415(b)	ABFC Trust, Series 2004-OPT2, Class M1, 1.772%
	(1 Month USD LIBOR + 83 bps), 8/25/33	1,778,367
568,708(b)	ABFC Trust, Series 2005-WMC1, Class M2, 1.622%
	(1 Month USD LIBOR + 68 bps), 6/25/35	563,610
7,756,469	ACC Trust, Series 2019-2, Class A, 2.82%,
	2/21/23 (144A)	7,729,154
842,005(b)	ACE Securities Corp. Home Equity Loan Trust, Series
	2005-WF1, Class M2, 1.607% (1 Month USD LIBOR
	+ 66 bps), 5/25/35	847,818
1,585,645(b)	Aegis Asset Backed Securities Trust Mortgage Pass-Through
	Ctfs, Series 2004-3, Class M1, 1.847%
	(1 Month USD LIBOR + 90 bps), 9/25/34	1,480,821
2,540,509(b)	Aegis Asset Backed Securities Trust Mortgage Pass-Through
	Ctfs, Series 2004-4, Class M1, 1.847%
	(1 Month USD LIBOR + 90 bps), 10/25/34	2,388,077

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20 21

Schedule of Investments | 3/31/20 (continued)

Principal
Amount
USD ($)		Value
	Asset Backed Securities — (continued)
4,854	American Credit Acceptance Receivables Trust,
	Series 2017-2, Class C, 2.86%, 6/12/23 (144A)	$ 4,851
308,418	American Credit Acceptance Receivables Trust,
	Series 2018-3, Class B, 3.49%, 6/13/22 (144A)	308,243
8,000,000	American Credit Acceptance Receivables Trust,
	Series 2020-1, Class B, 2.08%, 12/13/23 (144A)	7,721,058
806,501(b)	Ameriquest Mortgage Securities, Inc. Asset-Backed
	Pass-Through Ctfs, Series 2005-R3, Class M2,
	1.652% (1 Month USD LIBOR + 71 bps), 5/25/35	804,550
21,851(b)	Ameriquest Mortgage Securities, Inc. Asset-Backed
	Pass-Through Ctfs, Series 2005-R10, Class M1,
	1.357% (1 Month USD LIBOR + 41 bps), 1/25/36	21,764
68,915(b)	Amortizing Residential Collateral Trust, Series 2002-BC5,
	Class M1, 1.982% (1 Month USD LIBOR +
	104 bps), 7/25/32	65,010
6,695,120	Amur Equipment Finance Receivables V LLC,
	Series 2018-1A, Class A2, 3.24%, 12/20/23 (144A)	6,685,276
6,422,003	Amur Equipment Finance Receivables VI LLC,
	Series 2018-2A, Class A2, 3.89%, 7/20/22 (144A)	6,543,879
4,000,000	Amur Equipment Finance Receivables VII LLC,
	Series 2019-1A, Class B, 2.8%, 3/20/25 (144A)	3,943,272
618,750(b)	Annisa CLO, Ltd., Series 2016-2A, Class X, 2.419%
	(3 Month USD LIBOR + 60 bps), 7/20/31 (144A)	618,723
375,000(b)	Apidos CLO XV, Series 2013-15A, Class XRR, 2.419%
	(3 Month USD LIBOR + 60 bps), 4/20/31 (144A)	374,996
964,286(b)	Apidos CLO XXIX, Series 2018-29A, Class X, 2.344%
	(3 Month USD LIBOR + 55 bps), 7/25/30 (144A)	964,278
2,600,000(b)	Apidos CLO XXXII, Series 2019-32A, Class X, 2.333%
	(3 Month USD LIBOR + 65 bps), 1/20/33 (144A)	2,599,943
13,978,209	Aqua Finance Trust, Series 2019-A, Class A, 3.14%,
	7/16/40 (144A)	13,922,423
146,875(b)	Ares XXXVIII CLO, Ltd., Series 2015-38A, Class X, 2.319%
	(3 Month USD LIBOR + 50 bps), 4/20/30 (144A)	146,874
225,000(b)	Ares XXXVR CLO, Ltd., Series 2015-35RA, Class X, 2.481%
	(3 Month USD LIBOR + 65 bps), 7/15/30 (144A)	224,999
1,021,875(b)	Argent Securities, Inc. Asset-Backed Pass-Through
	Certificates, Series 2004-W11, Class M2,
	1.997% (1 Month USD LIBOR +
	105 bps), 11/25/34	998,290
29,745(b)	Argent Securities, Inc. Asset-Backed Pass-Through
	Certificates, Series 2005-W2, Class A1,
	1.207% (1 Month USD LIBOR +
	26 bps), 10/25/35	29,700
95,106(b)	Argent Securities, Inc. Asset-Backed Pass-Through
	Certificates, Series 2005-W3, Class A2D,
	1.287% (1 Month USD LIBOR +
	34 bps), 11/25/35	93,191

The accompanying notes are an integral part of these financial statements.
22 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20

Principal
Amount
USD ($)		Value
	Asset Backed Securities — (continued)
320,491	ARI Fleet Lease Trust, Series 2016-A, Class A3, 2.11%,
	7/15/24 (144A)	$ 320,075
284,642	ARI Fleet Lease Trust, Series 2017-A, Class A2, 1.91%,
	4/15/26 (144A)	284,077
9,044,762	Arivo Acceptance Auto Loan Receivables Trust,
	Series 2019-1, Class A, 2.99%, 7/15/24 (144A)	8,872,622
5,229,405	Ascentium Equipment Receivables, Series 2019-1A,
	Class A2, 2.84%, 6/10/22 (144A)	5,216,683
20,000,000	Ascentium Equipment Receivables, Series 2019-2A,
	Class A2, 2.24%, 6/10/22 (144A)	20,202,394
307,767(b)	Asset Backed Securities Corp. Home Equity Loan Trust,
	Series 2005-HE4, Class M4, 1.892% (1 Month
	USD LIBOR + 95 bps), 5/25/35	305,312
75,493(b)	Asset Backed Securities Corp. Home Equity Loan Trust,
	Series 2006-HE1, Class A3, 1.147% (1 Month
	USD LIBOR + 20 bps), 1/25/36	74,970
22,302(b)	Asset-Backed Pass-Through Certificates, Series 2004-R2,
	Class A1A, 1.637% (1 Month USD LIBOR +
	69 bps), 4/25/34	21,936
234,816(b)	Asset-Backed Pass-Through Certificates, Series 2004-R2,
	Class A1B, 1.567% (1 Month USD LIBOR +
	62 bps), 4/25/34	230,803
1,658,571(b)	ASSURANT CLO III, Ltd., Series 2018-2A, Class X, 2.519%
	(3 Month USD LIBOR + 70 bps), 10/20/31 (144A)	1,658,560
16,422,533(b)	Atlas Senior Loan Fund III, Ltd., Series 2013-1A,
	Class AR, 2.522% (3 Month USD LIBOR +
	83 bps), 11/17/27 (144A)	15,435,440
959,751(b)	Atlas Senior Loan Fund XII, Ltd., Series 2018-12A,
	Class X, 2.551% (3 Month USD LIBOR +
	75 bps), 10/24/31 (144A)	959,742
880,147	Avant Loans Funding Trust, Series 2018-B, Class A,
	3.42%, 1/18/22 (144A)	866,825
4,223,271	Avant Loans Funding Trust, Series 2019-A, Class A,
	3.48%, 7/15/22 (144A)	4,108,857
6,183,482	Avant Loans Funding Trust, Series 2019-B, Class A,
	2.72%, 10/15/26 (144A)	6,017,557
1,015,589	Avid Automobile Receivables Trust, Series 2018-1,
	Class A, 2.84%, 8/15/23 (144A)	1,009,924
6,935,780	Avid Automobile Receivables Trust, Series 2019-1,
	Class A, 2.62%, 2/15/24 (144A)	6,773,511
1,266,667(b)	Babson CLO, Ltd., Series 2015-IA, Class XR, 2.369%
	(3 Month USD LIBOR + 55 bps), 1/20/31 (144A)	1,266,653
150,000(b)	Barings CLO, Ltd., Series 2018-2A, Class X, 2.431%
	(3 Month USD LIBOR + 60 bps), 4/15/30 (144A)	149,999
642,857(b)	Barings CLO, Ltd., Series 2018-3A, Class X, 2.319%
	(3 Month USD LIBOR + 50 bps), 7/20/29 (144A)	642,853

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20 23

Schedule of Investments | 3/31/20 (continued)

Principal
Amount
USD ($)		Value
	Asset Backed Securities — (continued)
1,666,666(b)	Barings CLO, Ltd., Series 2019-1A, Class X, 2.581%
	(3 Month USD LIBOR + 75 bps), 4/15/31 (144A)	$ 1,666,656
6,250,000(b)	Barings Middle Market CLO, Ltd., Series 2018-IA,
	Class A1, 3.361% (3 Month USD LIBOR +
	153 bps), 1/15/31 (144A)	5,842,269
1,500,000(b)	Battery Park CLO, Ltd., Series 2019-1A, Class X, 2.481%
	(3 Month USD LIBOR + 65 bps), 7/15/32 (144A)	1,499,991
519(c)	Bayview Financial Acquisition Trust, Series 2007-A,
	Class 1A2, 6.205%, 5/28/37	519
10,274,301	BCC Funding Corp. XVI LLC, Series 2019-1A, Class A1,
	2.3%, 10/20/20 (144A)	10,228,244
6,476,379	BCC Funding XIV LLC, Series 2018-1A, Class A2, 2.96%,
	6/20/23 (144A)	6,462,694
2,500,000(b)	BDS, Ltd., Series 2020-FL5, Class C, 2.662% (1 Month
	USD LIBOR + 205 bps), 2/16/37 (144A)	2,020,665
1,546,875(b)	Bean Creek CLO, Ltd., Series 2015-1A, Class XR, 2.419%
	(3 Month USD LIBOR + 60 bps), 4/20/31 (144A)	1,546,836
257,997(b)	Bear Stearns Asset Backed Securities I Trust, Series
	2005-TC1, Class M1, 1.607% (1 Month USD LIBOR
	+ 66 bps), 5/25/35	255,501
342,297(b)	Bear Stearns Asset Backed Securities Trust, Series 2001-3,
	Class A1, 1.847% (1 Month USD LIBOR +
	90 bps), 10/27/32	311,657
565,343(b)	Bear Stearns Asset Backed Securities Trust, Series
	2006-SD1, Class A, 1.317% (1 Month USD LIBOR +
	37 bps), 4/25/36	563,027
1,187,500(b)	BlueMountain CLO, Ltd., Series 2013-2A, Class X, 2.452%
	(3 Month USD LIBOR + 65 bps), 10/22/30 (144A)	1,187,417
771,429(b)	BlueMountain CLO, Ltd., Series 2018-2A, Class X, 2.342%
	(3 Month USD LIBOR + 65 bps), 8/15/31 (144A)	771,422
2,750,000(b)	California Street CLO IX LP, Series 2012-9A, Class XR2,
	2.543% (3 Month USD LIBOR + 70 bps),
	7/16/32 (144A)	2,749,725
4,151,002(b)	Canadian Pacer Auto Receivables Trust, Series 2018-2A,
	Class A2B, 0.93% (1 Month USD LIBOR +
	18 bps), 6/21/21 (144A)	4,139,859
850,000(b)	Carlyle US CLO, Ltd., Series 2019-4A, Class M, 2.528%
	(3 Month USD LIBOR + 65 bps), 1/15/33 (144A)	849,963
2,366,276	Carnow Auto Receivables Trust, Series 2018-1A, Class A,
	3.61%, 10/15/21 (144A)	2,349,850
12,211,385	Carnow Auto Receivables Trust, Series 2019-1A, Class A,
	2.72%, 11/15/22 (144A)	12,079,148
3,000,000	Carvana Auto Receivables Trust, Series 2019-4A,
	Class A2, 2.2%, 7/15/22 (144A)	2,973,699
8,000,000	Carvana Auto Receivables Trust, Series 2020-N1A,
	Class B, 2.01%, 3/17/25 (144A)	7,840,000
5,000,000	Carvana Auto Receivables Trust, Series 2020-N1A,
	Class D, 3.43%, 1/15/26 (144A)	4,855,000

The accompanying notes are an integral part of these financial statements.
24 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20

Principal
Amount
USD ($)		Value
	Asset Backed Securities — (continued)
466,645(b)	Catamaran CLO, Ltd., Series 2013-1A, Class X, 2.344%
	(3 Month USD LIBOR + 55 bps), 1/27/28 (144A)	$ 466,631
866,949	Cazenovia Creek Funding II LLC, Series 2018-1A,
	Class B, 3.984%, 7/15/30 (144A)	821,483
814,285(b)	CBAM, Ltd., Series 2018-5A, Class X, 2.386% (3 Month
	USD LIBOR + 55 bps), 4/17/31 (144A)	814,280
2,062,500(b)	Cent CLO 21, Ltd., Series 2014-21A, Class XR2, 2.444%
	(3 Month USD LIBOR + 65 bps), 7/27/30 (144A)	2,062,483
70,355(d)	Centex Home Equity Loan Trust, Series 2003-A, Class AF6,
	3.654%, 3/25/33	69,025
281,250(b)	CFIP CLO, Ltd., Series 2018-1A, Class X, 2.569% (3 Month
	USD LIBOR + 75 bps), 7/18/31 (144A)	281,248
778,346	Chesapeake Funding II LLC, Series 2017-2A, Class A1,
	1.99%, 5/15/29 (144A)	772,095
1,704,578(b)	Chesapeake Funding II LLC, Series 2017-2A, Class A2,
	1.155% (1 Month USD LIBOR + 45 bps),
	5/15/29 (144A)	1,689,174
2,769,675(b)	Chesapeake Funding II LLC, Series 2017-3A, Class A2,
	1.045% (1 Month USD LIBOR + 34 bps),
	8/15/29 (144A)	2,746,326
3,850,787(b)	Chesapeake Funding II LLC, Series 2018-1A, Class A2,
	1.155% (1 Month USD LIBOR + 45 bps),
	4/15/30 (144A)	3,770,841
1,125,000(b)	CIFC Funding, Ltd., Series 2013-4A, Class XRR, 2.344%
	(3 Month USD LIBOR + 55 bps), 4/27/31 (144A)	1,124,991
2,142,857(b)	CIFC Funding, Ltd., Series 2014-4RA, Class X, 2.386%
	(3 Month USD LIBOR + 55 bps), 10/17/30 (144A)	2,142,844
533,729	CIG Auto Receivables Trust, Series 2017-1A, Class A,
	2.71%, 5/15/23 (144A)	532,024
7,746,368	CIG Auto Receivables Trust, Series 2019-1A, Class A,
	3.33%, 8/15/24 (144A)	7,643,567
2,832,404(b)	CIM Small Business Loan Trust, Series 2018-1A, Class A,
	2.173% (1 Month USD LIBOR + 140 bps),
	3/20/43 (144A)	2,699,691
1,824,420(b)	Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH1,
	Class M3, 1.547% (1 Month USD LIBOR +
	60 bps), 1/25/36	1,803,972
437,500(b)	Clear Creek CLO, Series 2015-1A, Class X, 2.819%
	(3 Month USD LIBOR + 100 bps), 10/20/30 (144A)	437,486
1,750,000(b)	Columbia Cent CLO 28, Ltd., Series 2018-28A, Class X,
	2.392% (3 Month USD LIBOR + 65 bps),
	11/7/30 (144A)	1,749,984
1,831,869	Commonbond Student Loan Trust, Series 2016-B,
	Class A1, 2.73%, 10/25/40 (144A)	1,858,435
244,524(b)	Commonbond Student Loan Trust, Series 2016-B,
	Class A2, 2.397% (1 Month USD LIBOR + 145 bps),
	10/25/40 (144A)	242,025

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20 25

Schedule of Investments | 3/31/20 (continued)

Principal
Amount
USD ($)		Value
	Asset Backed Securities — (continued)
2,213,233(b)	Commonbond Student Loan Trust, Series 2017-AGS,
	Class A2, 1.797% (1 Month USD LIBOR +
	85 bps), 5/25/41 (144A)	$ 2,175,280
4,597,111(b)	Commonbond Student Loan Trust, Series 2017-BGS,
	Class A2, 1.597% (1 Month USD LIBOR +
	65 bps), 9/25/42 (144A)	4,506,099
3,738,609(b)	Commonbond Student Loan Trust, Series 2018-AGS,
	Class A2, 1.447% (1 Month USD LIBOR +
	50 bps), 2/25/44 (144A)	3,638,608
7,865,714(b)	Commonbond Student Loan Trust, Series 2018-BGS,
	Class A2, 1.517% (1 Month USD LIBOR +
	57 bps), 9/25/45 (144A)	7,496,946
6,090,104(b)	Commonbond Student Loan Trust, Series 2018-CGS,
	Class A2, 1.747% (1 Month USD LIBOR +
	80 bps), 2/25/46 (144A)	6,006,618
8,591,168(b)	Commonbond Student Loan Trust, Series 2019-AGS,
	Class A2, 1.847% (1 Month USD LIBOR +
	90 bps), 1/25/47 (144A)	8,437,270
749,674	Conn’s Receivables Funding LLC, Series 2018-A, Class A,
	3.25%, 1/15/23 (144A)	731,917
508,560	Conn’s Receivables Funding LLC, Series 2018-A, Class B,
	4.65%, 1/15/23 (144A)	487,194
1,663,916	Conn’s Receivables Funding LLC, Series 2019-A, Class A,
	3.4%, 10/16/23 (144A)	1,616,300
5,200,000	Conn’s Receivables Funding LLC, Series 2019-A, Class B,
	4.36%, 10/16/23 (144A)	4,926,334
9,216,102	Conn’s Receivables Funding LLC, Series 2019-B, Class A,
	2.66%, 6/17/24 (144A)	8,733,415
106,647(b)	Conseco Finance Home Equity Loan Trust, Series 2002-C,
	Class MV1, 2.205% (1 Month USD LIBOR +
	150 bps), 5/15/32	105,127
3,603,615	Consumer Lending Receivables Trust, Series 2019-A,
	Class A, 3.52%, 4/15/26 (144A)	3,488,286
24,991,948	Consumer Loan Underlying Bond Club Certificate Issuer
	Trust, Series 2019-HP1, Class A, 2.59%,
	12/15/26 (144A)	23,350,072
14,651,165	Consumer Loan Underlying Bond CLUB Credit Trust ,
	Series 2020-P1, Class A, 2.26%, 3/15/28 (144A)	14,050,126
1,718,644	Consumer Loan Underlying Bond Credit Trust, Series
	2018-P2, Class A, 3.47%, 10/15/25 (144A)	1,695,093
3,838,738	Consumer Loan Underlying Bond Credit Trust, Series
	2019-P1, Class A, 2.94%, 7/15/26 (144A)	3,707,875
30,225(b)	Countrywide Asset-Backed Certificates, Series 2004-8,
	Class M1, 1.997% (1 Month USD LIBOR +
	105 bps), 1/25/35	30,177
153,916(b)	Countrywide Asset-Backed Certificates, Series 2005-9,
	Class M1, 1.467% (1 Month USD LIBOR +
	52 bps), 1/25/36	151,814

The accompanying notes are an integral part of these financial statements.
26 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20

Principal
Amount
USD ($)		Value
	Asset Backed Securities — (continued)
125,368(b)	Countrywide Asset-Backed Certificates, Series 2005-BC1,
	Class M4, 1.847% (1 Month USD LIBOR +
	90 bps), 5/25/35	$ 125,086
231,718(b)	Countrywide Asset-Backed Certificates, Series 2006-3,
	Class 2A3, 1.237% (1 Month USD LIBOR +
	29 bps), 6/25/36	229,023
3,760,525(b)	Countrywide Asset-Backed Certificates, Series 2006-4,
	Class 2A3, 1.237% (1 Month USD LIBOR +
	29 bps), 7/25/36	3,634,308
195,984	CPS Auto Receivables Trust, Series 2015-A, Class C,
	4.0%, 2/16/21 (144A)	195,914
742,448	CPS Auto Receivables Trust, Series 2018-D, Class A,
	3.06%, 1/18/22 (144A)	741,469
5,000,000	Credit Acceptance Auto Loan Trust , Series 2020-1A,
	Class C, 2.59%, 6/15/29 (144A)	4,180,372
1,280,505(b)	Credit Suisse Seasoned Loan Trust, Series 2006-1,
	Class A, 1.187% (1 Month USD LIBOR +
	24 bps), 10/25/34 (144A)	1,272,263
153,870(b)	Credit-Based Asset Servicing & Securitization LLC, Series
	2005-CB3, Class M2, 1.877% (1 Month USD LIBOR
	+ 93 bps), 5/25/35	151,776
1,061,239(b)	CSFB Mortgage-Backed Pass-Through Certificates, Series
	2005-AGE1, Class M3, 1.597% (1 Month USD
	LIBOR + 65 bps), 2/25/32	1,054,287
175,608(b)	CWABS Asset-Backed Certificates Trust, Series 2005-17,
	Class 3AV2, 1.287% (1 Month USD LIBOR +
	34 bps), 5/25/36	173,743
703,506(b)	CWABS Asset-Backed Certificates Trust, Series 2005-AB1,
	Class M1, 1.577% (1 Month USD LIBOR +
	63 bps), 8/25/35	696,890
2,496,618(b)	CWHEQ Revolving Home Equity Loan Resuritization Trust,
	Series 2006-RES, Class 4M1A, 0.985% (1 Month
	USD LIBOR + 28 bps), 2/15/34 (144A)	2,437,385
3,018,082(b)	CWHEQ Revolving Home Equity Loan Resuritization Trust,
	Series 2006-RES, Class 4N1A, 0.985% (1 Month
	USD LIBOR + 28 bps), 2/15/34 (144A)	2,933,096
1,073,331(b)	Deer Creek CLO, Ltd., Series 2017-1A, Class X, 2.819%
	(3 Month USD LIBOR + 100 bps), 10/20/30 (144A)	1,073,310
1,370,260	Dell Equipment Finance Trust, Series 2018-2, Class A2,
	3.16%, 2/22/21 (144A)	1,369,718
195,000	Dell Equipment Finance Trust, Series 2018-2, Class A3,
	3.37%, 10/22/23 (144A)	195,907
128	Delta Funding Home Equity Loan Trust, Series 1997-2,
	Class A6, 7.04%, 6/25/27	118
3,681,666	Diamond Resorts Owner Trust, Series 2016-1, Class B,
	3.37%, 11/20/28 (144A)	3,656,866
11,798,782	DLL LLC, Series 2018-ST2, Class A3, 3.46%,
	1/20/22 (144A)	11,815,918

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20 27

Schedule of Investments | 3/31/20 (continued)

Principal
Amount
USD ($)		Value
Asset Backed Securities — (continued)
6,277,164	DLL LLC, Series 2019-MT3, Class A1, 2.062%,
	10/20/20 (144A)	$ 6,255,582
590,709(b)	DRB Prime Student Loan Trust, Series 2015-D, Class A1,
	2.647% (1 Month USD LIBOR + 170 bps),
	1/25/40 (144A)	590,563
386,141(b)	DRB Prime Student Loan Trust, Series 2016-B, Class A1,
	2.747% (1 Month USD LIBOR + 180 bps),
	6/25/40 (144A)	385,219
352,735	DRB Prime Student Loan Trust, Series 2016-B, Class A3,
	2.23%, 6/25/36 (144A)	351,774
1,808,312(b)	DRB Prime Student Loan Trust, Series 2017-A, Class A1,
	1.797% (1 Month USD LIBOR + 85 bps),
	5/27/42 (144A)	1,791,358
15,785(b)	Drive Auto Receivables Trust, Series 2019-2, Class A2B,
	0.985% (1 Month USD LIBOR + 28 bps), 3/15/22	15,778
2,978,048(b)	Drug Royalty III LP 1, Series 2017-1A, Class A1, 4.331%
	(3 Month USD LIBOR + 250 bps), 4/15/27 (144A)	2,956,362
2,030,130(b)	Drug Royalty III LP 1, Series 2018-1A, Class A1, 3.431%
	(3 Month USD LIBOR + 160 bps), 10/15/31 (144A)	1,959,135
1,500,000(b)	Dryden 80 CLO, Ltd., Series 2019-80A, Class X, 2.784%
	(3 Month USD LIBOR + 90 bps), 1/17/33 (144A)	1,499,893
8,392,151	DT Auto Owner Trust , Series 2020-1A, Class A, 1.94%,
	9/15/23 (144A)	8,292,543
322,087(b)	Earnest Student Loan Program LLC, Series 2016-C,
	Class A1, 2.797% (1 Month USD LIBOR + 185 bps),
	10/27/36 (144A)	322,854
303,393(b)	Earnest Student Loan Program LLC, Series 2016-D,
	Class A1, 2.347% (1 Month USD LIBOR +
	140 bps), 1/25/41 (144A)	302,462
994,182(b)	Earnest Student Loan Program LLC, Series 2017-A,
	Class A1, 1.947% (1 Month USD LIBOR +
	100 bps), 1/25/41 (144A)	985,048
15,950,000(b)	Elevation CLO, Ltd., Series 2015-4A, Class CR, 4.019%
	(3 Month USD LIBOR + 220 bps), 4/18/27 (144A)	14,851,396
2,000,000(b)	Elmwood CLO IV, Ltd., Series 2020-1A, Class X, 0.0%
	(3 Month USD LIBOR + 70 bps), 4/15/33 (144A)	1,859,998
240,673	Engs Commercial Finance Trust, Series 2016-1A,
	Class A2, 2.63%, 2/22/22 (144A)	240,272
36,728(b)	EquiFirst Mortgage Loan Trust, Series 2004-2, Class M1,
	1.772% (1 Month USD LIBOR + 83 bps), 10/25/34	36,672
1,000,000(b)	Evergreen Credit Card Trust, Series 2019-1, Class A,
	1.185% (1 Month USD LIBOR + 48 bps),
	1/15/23 (144A)	948,632
2,349,333	FCI Funding LLC, Series 2019-1A, Class A, 3.63%,
	2/18/31 (144A)	2,345,394
21,345,954(d)	Finance of America HECM Buyout , Series 2020-HB1,
	Class A, 2.012%, 2/25/30 (144A)	21,597,494
7,907,976(d)	Finance of America Structured Securities Trust, Series
	2019-HB1, Class A, 3.279%, 4/25/29 (144A)	7,851,468

The accompanying notes are an integral part of these financial statements.
28 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20

Principal
Amount
USD ($)		Value
	Asset Backed Securities — (continued)
1,331,000(d)	Finance of America Structured Securities Trust, Series
	2019-HB1, Class M1, 3.396%, 4/25/29 (144A)	$ 1,311,124
42,081(b)	First Franklin Mortgage Loan Trust, Series 2004-FF4,
	Class M1, 1.802% (1 Month USD LIBOR +
	86 bps), 6/25/34	40,788
208,114(b)	First Franklin Mortgage Loan Trust, Series 2005-FFH2,
	Class M2, 1.757% (1 Month USD LIBOR +
	81 bps), 4/25/35 (144A)	206,056
3,839,182	First Investors Auto Owner Trust, Series 2019-1A,
	Class A, 2.89%, 3/15/24 (144A)	3,808,414
27,000,000	First Investors Auto Owner Trust, Series 2020-1A,
	Class A, 1.49%, 1/15/25 (144A)	27,028,193
6,510,000	First Investors Auto Owner Trust, Series 2020-1A,
	Class B, 1.85%, 2/17/26 (144A)	6,706,939
9,000,000(b)	First National Master Note Trust, Series 2017-2,
	Class A, 1.145% (1 Month USD LIBOR +
	44 bps), 10/16/23	8,985,271
301,871	Flagship Credit Auto Trust, Series 2017-4, Class A,
	2.07%, 4/15/22 (144A)	300,950
12,975,000(b)	Fort CRE LLC, Series 2018-1A, Class A1, 2.274%
	(1 Month USD LIBOR + 135 bps), 11/16/35 (144A)	12,367,424
2,750,000(b)	Fortress Credit Opportunities IX CLO, Ltd., Series 2015-6A,
	Class A1TR, 3.194% (3 Month USD LIBOR +
	136 bps), 7/10/30 (144A)	2,574,539
3,500,000(b)	Fortress Credit Opportunities IX CLO, Ltd., Series 2017-9A,
	Class A1T, 3.242% (3 Month USD LIBOR +
	155 bps), 11/15/29 (144A)	3,347,060
8,762	Foursight Capital Automobile Receivables Trust, Series
	2016-1, Class A2, 2.87%, 10/15/21 (144A)	8,757
1,056,882	Foursight Capital Automobile Receivables Trust, Series
	2017-1, Class A, 2.37%, 4/15/22 (144A)	1,053,965
802,749	Foursight Capital Automobile Receivables Trust, Series
	2018-2, Class A2, 3.32%, 4/15/22 (144A)	800,998
5,731,691	Foursight Capital Automobile Receivables Trust, Series
	2019-1, Class A2, 2.58%, 3/15/23 (144A)	5,704,366
7,000,000	Foursight Capital Automobile Receivables Trust, Series
	2020-1, Class A2, 1.97%, 9/15/23 (144A)	6,869,421
2,500,000	Foursight Capital Automobile Receivables Trust, Series
	2020-1, Class B, 2.27%, 2/18/25 (144A)	2,368,750
7,237,649	FREED ABS Trust, Series 2020-FP1, Class A, 2.52%,
	3/18/27 (144A)	6,875,749
2,771,839(b)	Fremont Home Loan Trust, Series 2005-E, Class 1A1,
	1.177% (1 Month USD LIBOR + 23 bps), 1/25/36	2,719,218
6,100,131(b)	Fremont Home Loan Trust, Series 2006-2, Class 1A1,
	1.107% (1 Month USD LIBOR + 16 bps), 2/25/36	5,846,708

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20 29

Schedule of Investments | 3/31/20 (continued)

Principal
Amount
USD ($)		Value
	Asset Backed Securities — (continued)
1,206,802(b)	GE-WMC Asset-Backed Pass-Through Certificates,
	Series 2005-2, Class A1, 1.172% (1 Month USD
	LIBOR + 23 bps), 12/25/35	$ 1,197,127
3,407,667	GLS Auto Receivables Issuer Trust, Series 2019-1A,
	Class A, 3.37%, 1/17/23 (144A)	3,393,278
8,850,415	GLS Auto Receivables Issuer Trust, Series 2019-3A,
	Class A, 2.58%, 7/17/23 (144A)	8,761,293
3,000,000	GLS Auto Receivables Issuer Trust, Series 2019-3A,
	Class B, 2.72%, 6/17/24 (144A)	2,958,934
7,946,996	GLS Auto Receivables Issuer Trust, Series 2019-4A,
	Class A, 2.47%, 11/15/23 (144A)	7,432,370
800,000	GLS Auto Receivables Trust, Series 2018-1A, Class B,
	3.52%, 8/15/23 (144A)	756,898
920,224	GLS Auto Receivables Trust, Series 2018-2A, Class A,
	3.25%, 4/18/22 (144A)	912,873
2,361,265	GLS Auto Receivables Trust, Series 2018-3A, Class A,
	3.35%, 8/15/22 (144A)	2,347,085
7,944,436(b)	GM Financial Automobile Leasing Trust, Series 2019-3,
	Class A2B, 1.043% (1 Month USD LIBOR +
	27 bps), 10/20/21	7,895,788
3,595,499	Gold Key Resorts LLC, Series 2014-A, Class B, 3.72%,
	3/17/31 (144A)	3,593,295
937,500(b)	Goldentree Loan Management US CLO 3, Ltd.,
	Series 2018-3A, Class X, 2.369% (3 Month USD LIBOR +
	55 bps), 4/20/30 (144A)	937,493
1,400,000(b)	Goldentree Loan Management US CLO 5, Ltd.,
	Series 2019-5A, Class X, 2.319% (3 Month USD LIBOR +
	50 bps), 10/20/32 (144A)	1,399,992
799,133(b)	Golub Capital BDC CLO LLC, Series 2014-1A, Class A1R,
	2.744% (3 Month USD LIBOR + 95 bps),
	4/25/26 (144A)	787,984
3,000,000(b)	Golub Capital Partners CLO 24M-R, Ltd., Series 2015-24A,
	Class AR, 3.341% (3 Month USD LIBOR +
	160 bps), 11/5/29 (144A)	2,730,156
1,821,000(b)	Golub Capital Partners CLO 25M, Ltd., Series 2015-25A,
	Class AR, 3.121% (3 Month USD LIBOR +
	138 bps), 5/5/30 (144A)	1,705,197
10,000,000(b)	Golub Capital Partners CLO 34M, Ltd., Series 2017-34A,
	Class AR, 3.441% (3 Month USD LIBOR +
	170 bps), 3/14/31 (144A)	9,389,790
5,000,000(b)	Golub Capital Partners CLO 46M, Ltd., Series 2019-46A,
	Class A1A, 3.565% (3 Month USD LIBOR +
	180 bps), 4/20/32 (144A)	4,662,510
5,244,920	Great American Auto Leasing, Inc., Series 2019-1,
	Class A2, 2.97%, 6/15/21 (144A)	5,238,631
2,350,000(b)	Greywolf CLO III, Ltd., Series 2020-3RA, Class XR,
	2.302% (3 Month USD LIBOR + 50 bps),
	4/15/33 (144A)	2,325,001

The accompanying notes are an integral part of these financial statements.
30 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20

Principal
Amount
USD ($)		Value
	Asset Backed Securities — (continued)
1,174,056(b)	GSAA Home Equity Trust, Series 2005-6, Class A3,
	1.317% (1 Month USD LIBOR + 37 bps), 6/25/35	$ 1,169,031
228,852(b)	GSRPM Mortgage Loan Trust, Series 2006-1, Class A1,
	1.247% (1 Month USD LIBOR + 30 bps),
	3/25/35 (144A)	225,336
4,419,237(b)	HANA SBA LOAN TRUST, Series 2019-1, Class A, 4.04%
	(1 Month USD LIBOR + 200 bps), 8/25/45 (144A)	4,237,818
1,000,000(b)	Harbor Park CLO, Ltd., Series 2018-1A, Class X, 2.719%
	(3 Month USD LIBOR + 90 bps), 1/20/31 (144A)	999,992
237,442	Hero Residual Funding, Series 2016-1R, Class A1, 4.5%,
	9/21/42 (144A)	238,016
1,176,773(b)	Hertz Fleet Lease Funding LP, Series 2017-1, Class A1,
	1.513% (1 Month USD LIBOR + 65 bps),
	4/10/31 (144A)	1,173,258
4,865,886(b)	Hertz Fleet Lease Funding LP, Series 2018-1, Class A1,
	1.363% (1 Month USD LIBOR + 50 bps),
	5/10/32 (144A)	4,829,174
388,250(b)	Hertz Fleet Lease Funding LP, Series 2019-1, Class A1,
	1.333% (1 Month USD LIBOR + 47 bps),
	1/10/33 (144A)	383,997
45,777	Hilton Grand Vacations Trust, Series 2014-AA, Class B,
	2.07%, 11/25/26 (144A)	45,340
4,000,000	HOA Funding LLC, Series 2015-1A, Class B, 9.0%,
	8/20/44 (144A)	3,909,450
147,004(b)	Home Equity Asset Trust, Series 2004-8, Class M1, 1.817%
	(1 Month USD LIBOR + 87 bps), 3/25/35	145,222
2,417,581(b)	Home Equity Asset Trust, Series 2005-3, Class M4, 1.587%
	(1 Month USD LIBOR + 64 bps), 8/25/35	2,374,407
474,075(b)	Home Equity Asset Trust, Series 2005-6, Class M2, 1.437%
	(1 Month USD LIBOR + 49 bps), 12/25/35	472,628
105,586(b)	Home Equity Asset Trust, Series 2005-7, Class M1, 1.397%
	(1 Month USD LIBOR + 45 bps), 1/25/36	102,254
3,807,355(b)	Home Equity Asset Trust, Series 2006-3, Class 2A4,
	1.257% (1 Month USD LIBOR + 31 bps), 7/25/36	3,761,669
2,000,000(b)	Home Partners of America Trust, Series 2018-1, Class C,
	2.05% (1 Month USD LIBOR + 125 bps),
	7/17/37 (144A)	1,775,649
3,000,000(b)	Home Partners of America Trust, Series 2017-1, Class C,
	2.35% (1 Month USD LIBOR + 155 bps),
	7/17/34 (144A)	2,742,123
2,500,000(b)	Home Partners of America Trust, Series 2017-1, Class D,
	2.7% (1 Month USD LIBOR + 190 bps),
	7/17/34 (144A)	2,250,266
11,000,000	HPEFS Equipment Trust, Series 2019-1A, Class A2, 2.19%,
	9/20/29 (144A)	10,907,340
1,097,931(b)	HSI Asset Securitization Corp. Trust, Series 2006-OPT1,
	Class 2A4, 1.247% (1 Month USD LIBOR +
	30 bps), 12/25/35	1,085,254

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20 31

Schedule of Investments | 3/31/20 (continued)

Principal
Amount
USD ($)		Value
	Asset Backed Securities — (continued)
375,689(b)	HSI Asset Securitization Corp. Trust, Series 2006-OPT2,
	Class M1, 1.317% (1 Month USD LIBOR +
	37 bps), 1/25/36	$ 373,129
2,067,000(b)	Invitation Homes Trust, Series 2017-SFR2, Class C,
	2.25% (1 Month USD LIBOR + 145 bps),
	12/17/36 (144A)	1,785,055
11,250,311(b)	Invitation Homes Trust, Series 2018-SFR1, Class A, 1.5%
	(1 Month USD LIBOR + 70 bps), 3/17/37 (144A)	10,268,219
4,000,000(b)	Invitation Homes Trust, Series 2018-SFR1, Class B, 1.75%
	(1 Month USD LIBOR + 95 bps), 3/17/37 (144A)	3,512,861
7,165,000(b)	Invitation Homes Trust, Series 2018-SFR1, Class D, 2.25%
	(1 Month USD LIBOR + 145 bps), 3/17/37 (144A)	5,978,310
5,479,251(b)	Invitation Homes Trust, Series 2018-SFR1, Class E, 2.8%
	(1 Month USD LIBOR + 200 bps), 3/17/37 (144A)	4,267,649
1,750,000(b)	Invitation Homes Trust, Series 2018-SFR2, Class C,
	1.985% (1 Month USD LIBOR + 128 bps),
	6/17/37 (144A)	1,538,556
10,000,000(b)	Invitation Homes Trust, Series 2018-SFR2, Class D,
	2.155% (1 Month USD LIBOR + 145 bps),
	6/17/37 (144A)	8,496,563
6,856,743(b)	Invitation Homes Trust, Series 2018-SFR3, Class E, 2.8%
	(1 Month USD LIBOR + 200 bps), 7/17/37 (144A)	5,541,752
13,821,000(b)	Invitation Homes Trust, Series 2018-SFR4, Class E, 2.75%
	(1 Month USD LIBOR + 195 bps), 1/17/38 (144A)	11,402,246
5,900,000(b)	Ivy Hill Middle Market Credit Fund X, Ltd., Series 10A,
	Class A1AR, 3.069% (3 Month USD LIBOR +
	125 bps), 7/18/30 (144A)	5,553,505
214,286(b)	Jefferson Mill CLO, Ltd., Series 2015-1I, Class XR,
	2.419% (3 Month USD LIBOR + 60 bps), 10/20/31	214,274
22,600,000	Kabbage Funding LLC, Series 2019-1, Class A, 3.825%,
	3/15/24 (144A)	21,978,520
1,400,000	Kabbage Funding LLC, Series 2019-1, Class C, 4.611%,
	3/15/24 (144A)	1,354,661
500,000(b)	KVK CLO, Ltd., Series 2018-1A, Class A, 2.625%
	(3 Month USD LIBOR + 93 bps), 5/20/29 (144A)	483,181
15,000,000(b)	KVK CLO, Ltd., Series 2018-1A, Class B, 3.345% (3 Month
	USD LIBOR + 165 bps), 5/20/29 (144A)	13,712,520
4,331,552(b)	Laurel Road Prime Student Loan Trust, Series 2017-C,
	Class A1, 1.497% (1 Month USD LIBOR +
	55 bps), 11/25/42 (144A)	4,266,148
400,000(b)	LCM 28, Ltd., Series 28A, Class X, 2.719% (3 Month USD
	LIBOR + 90 bps), 10/20/30 (144A)	399,997
814,233(b)	Lehman XS Trust, Series 2005-4, Class 1A3, 1.747%
	(1 Month USD LIBOR + 80 bps), 10/25/35	793,928
9,291,048	Lendingpoint Asset Securitization Trust, Series 2019-1,
	Class A, 3.154%, 8/15/25 (144A)	9,108,402
2,500,000	Lendingpoint Asset Securitization Trust, Series 2019-1,
	Class B, 3.613%, 8/15/25 (144A)	2,323,399

The accompanying notes are an integral part of these financial statements.
32 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20

Principal
Amount
USD ($)		Value
	Asset Backed Securities — (continued)
13,903,472	Lendingpoint Asset Securitization Trust, Series 2020-1,
	Class A, 2.512%, 2/10/26 (144A)	$ 13,095,119
10,547,044	LL ABS Trust, Series 2019-1A, Class A, 2.87%,
	3/15/27 (144A)	10,145,964
7,500,000(b)	LoanCore Issuer, Ltd., Series 2019-CRE2, Class A, 1.835%
	(1 Month USD LIBOR + 113 bps), 5/15/36 (144A)	7,020,810
8,300,000(b)	M360 LLC, Series 2019-CRE2, Class A, 2.105%
	(1 Month USD LIBOR + 140 bps), 9/15/34 (144A)	7,661,364
1,000,000(b)	Madison Park Funding XII, Ltd., Series 2014-12A,
	Class CR, 4.169% (3 Month USD LIBOR +
	235 bps), 7/20/26 (144A)	960,102
3,714,494	Marlette Funding Trust, Series 2017-1A, Class C, 6.658%,
	3/15/24 (144A)	3,633,560
1,236,102	Marlette Funding Trust, Series 2018-3A, Class A, 3.2%,
	9/15/28 (144A)	1,227,791
9,177,089	Marlette Funding Trust , Series 2020-1A, Class A, 2.24%,
	3/15/30 (144A)	8,896,769
22,614,401	Marlin Receivables LLC, Series 2018-1A, Class A3, 3.36%,
	4/20/23 (144A)	22,593,650
15,500,000(b)	Master Credit Card Trust, Series 2019-1A, Class A,
	1.404% (1 Month USD LIBOR + 48 bps),
	7/21/22 (144A)	15,279,091
9,300,000(b)	Master Credit Card Trust II, Series 2018-3A, Class A,
	1.264% (1 Month USD LIBOR + 34 bps),
	1/21/22 (144A)	9,248,379
12,000,000(b)	Master Credit Card Trust II, Series 2019-2A, Class A,
	1.314% (1 Month USD LIBOR + 39 bps),
	1/21/23 (144A)	11,743,277
300,567(b)	Merrill Lynch Mortgage Investors Trust, Series 2004-OPT1,
	Class A1B, 1.807% (1 Month USD LIBOR +
	86 bps), 6/25/35	287,668
2,148,798(b)	Merrill Lynch Mortgage Investors Trust, Series 2005-AR1,
	Class M1, 1.697% (1 Month USD LIBOR +
	75 bps), 6/25/36	2,098,400
5,726,310(c)	MFA LLC, Series 2017-NPL1, Class A1, 3.352%,
	11/25/47 (144A)	5,831,797
5,750,000	MMAF Equipment Finance LLC, Series 2019-B, Class A2,
	2.07%, 10/12/22 (144A)	5,700,915
4,500,000(b)	Monroe Capital Mml CLO, Ltd., Series 2017-1A, Class A,
	3.402% (3 Month USD LIBOR + 160 bps),
	4/22/29 (144A)	4,274,978
1,848,563(b)	Morgan Stanley Capital I, Inc. Trust, Series 2006-NC2,
	Class A2D, 1.237% (1 Month USD LIBOR +
	29 bps), 2/25/36	1,694,722
596,426(b)	Morgan Stanley Home Equity Loan Trust, Series 2006-2,
	Class A4, 1.227% (1 Month USD LIBOR +
	28 bps), 2/25/36	559,597

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20 33

Schedule of Investments | 3/31/20 (continued)

Principal
Amount
USD ($)		Value
	Asset Backed Securities — (continued)
568,750(b)	Motor Plc, Series 2017-1A, Class A1, 1.477%
	(1 Month USD LIBOR + 53 bps), 9/25/24 (144A)	$ 567,120
2,779,260(b)	National Collegiate Trust, Series 2007-A, Class A,
	1.242% (1 Month USD LIBOR + 30 bps),
	5/25/31 (144A)	2,615,574
7,028,020(d)	Nationstar HECM Loan Trust, Series 2019-1A, Class A,
	2.651%, 6/25/29 (144A)	6,964,931
7,062,270(b)	Nationstar Home Equity Loan Trust, Series 2006-B,
	Class AV4, 1.227% (1 Month USD LIBOR +
	28 bps), 9/25/36	6,806,262
17,734,762(b)	Navient Student Loan Trust, Series 2019-4A, Class A1,
	1.227% (1 Month USD LIBOR + 28 bps),
	7/25/68 (144A)	17,499,145
1,100,000(b)	Navistar Financial Dealer Note Master Owner Trust II,
	Series 2018-1, Class C, 1.997% (1 Month USD LIBOR +
	105 bps), 9/25/23 (144A)	1,064,463
2,730,806	Nelnet Private Education Loan Trust, Series 2016-A,
	Class A1B, 3.6%, 12/26/40 (144A)	2,765,425
8,881,595(b)	Nelnet Student Loan Trust, Series 2005-2, Class A5,
	1.295% (3 Month USD LIBOR + 10 bps), 3/23/37	8,346,387
7,256,000(b)	Neuberger Berman CLO XX, Ltd., Series 2015-20A,
	Class AR, 2.631% (3 Month USD LIBOR +
	80 bps), 1/15/28 (144A)	6,955,290
2,750,000(b)	Neuberger Berman CLO XXII, Ltd., Series 2016-22A,
	Class XR, 2.736% (3 Month USD LIBOR +
	90 bps), 10/17/30 (144A)	2,749,978
969,619(b)	New Century Home Equity Loan Trust, Series 2005-2,
	Class M2, 1.622% (1 Month USD LIBOR +
	68 bps), 6/25/35	966,739
820,093(b)	Newtek Small Business Loan Trust, Series 2016-1A,
	Class A, 3.947% (1 Month USD LIBOR +
	300 bps), 2/25/42 (144A)	809,487
4,299,906(b)	Newtek Small Business Loan Trust, Series 2017-1,
	Class A, 2.947% (1 Month USD LIBOR +
	200 bps), 2/15/43 (144A)	4,140,296
5,031,929(b)	Newtek Small Business Loan Trust, Series 2018-1,
	Class A, 2.647% (1 Month USD LIBOR +
	170 bps), 2/25/44 (144A)	4,856,739
3,870,715(b)	Newtek Small Business Loan Trust, Series 2018-1,
	Class B, 3.947% (1 Month USD LIBOR +
	300 bps), 2/25/44 (144A)	3,752,000
12,135,684(b)	Newtek Small Business Loan Trust, Series 2019-1,
	Class A, 2.35% (PRIME + 90 bps), 12/25/44
	(144A)	11,702,108
2,588,946(b)	Newtek Small Business Loan Trust, Series 2019-1,
	Class B, 3.447% (1 Month USD LIBOR +
	250 bps), 12/25/44 (144A)	2,497,547

The accompanying notes are an integral part of these financial statements.
34 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20

Principal
Amount
USD ($)		Value
	Asset Backed Securities — (continued)
18,300,000(b)	NextGear Floorplan Master Owner Trust, Series 2019-2A,
	Class A1, 1.405% (1 Month USD LIBOR +
	70 bps), 10/15/24 (144A)	$ 16,693,802
19,500,000(b)	NextGear Floorplan Master Owner Trust, Series 2020-1A,
	Class A1, 2.056% (1 Month USD LIBOR +
	80 bps), 2/18/25 (144A)	18,739,874
12,554,270	NMEF Funding 2015-A LLC, Series 2019-A, Class A,
	2.73%, 8/17/26 (144A)	12,437,292
159,286(b)	NovaStar Mortgage Funding Trust, Series 2003-1,
	Class A2, 1.727% (1 Month USD LIBOR +
	78 bps), 5/25/33	147,281
1,500,000(b)	Octagon Investment Partners XVI, Ltd., Series 2013-1A,
	Class XR, 2.386% (3 Month USD LIBOR +
	55 bps), 7/17/30 (144A)	1,499,955
3,375,000(b)	Octagon Investment Partners XXI, Ltd., Series 2014-1A,
	Class XRR, 2.454% (3 Month USD LIBOR +
	75 bps), 2/14/31 (144A)	3,374,605
3,656,250(b)	Octagon Investment Partners XXII, Ltd., Series 2014-1A,
	Class XRR, 2.452% (3 Month USD LIBOR +
	65 bps), 1/22/30 (144A)	3,656,148
8,500,000	Ocwen Master Advance Receivables Trust, Series 2019-T1,
	Class AT1, 2.514%, 8/15/50 (144A)	8,475,659
1,250,000	Ocwen Master Advance Receivables Trust, Series 2019-T1,
	Class DT1, 3.107%, 8/15/50 (144A)	1,242,596
2,250,000(b)	OHA Credit Funding 3, Ltd., Series 2019-3A, Class X,
	2.469% (3 Month USD LIBOR + 65 bps),
	7/20/32 (144A)	2,249,984
2,750,000(b)	OHA Credit Funding 5, Ltd., Series 2020-5A, Class X,
	1.856% (3 Month USD LIBOR + 55 bps),
	4/18/33 (144A)	2,747,195
4,070,663(b)	OneMain Financial Issuance Trust, Series 2017-1A,
	Class A2, 1.505% (1 Month USD LIBOR +
	80 bps), 9/14/32 (144A)	3,971,988
1,475,000	OneMain Financial Issuance Trust, Series 2019-1A,
	Class A, 3.48%, 2/14/31 (144A)	1,386,991
170,000	OneMain Financial Issuance Trust, Series 2019-1A,
	Class B, 3.79%, 2/14/31 (144A)	153,421
6,046,099(b)	Option One Mortgage Loan Trust, Series 2005-3, Class M2,
	1.682% (1 Month USD LIBOR + 74 bps), 8/25/35	5,876,555
1,807,578(b)	Option One Mortgage Loan Trust, Series 2005-4, Class M1,
	1.387% (1 Month USD LIBOR + 44 bps), 11/25/35	1,778,705
2,830(c)	Option One Mortgage Loan Trust, Series 2007-FXD2,
	Class 2A1, 5.9%, 3/25/37	2,232
12,950,000(b)	Orec, Ltd., Series 2018-CRE1, Class A, 1.885% (1 Month
	USD LIBOR + 118 bps), 6/15/36 (144A)	11,848,186
1,624,382	Oscar US Funding Trust IX LLC, Series 2018-2A,
	Class A2A, 3.15%, 8/10/21 (144A)	1,627,275

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20 35

Schedule of Investments | 3/31/20 (continued)

Principal
Amount
USD ($)		Value
	Asset Backed Securities — (continued)
13,500,000(b)	Owl Rock CLO II, Ltd., Series 2019-2A, Class A1L,
	3.636% (3 Month USD LIBOR + 175 bps),
	1/20/31 (144A)	$ 12,849,948
30,861	Oxford Finance Funding LLC, Series 2016-1A, Class A,
	3.968%, 6/17/24 (144A)	30,786
1,750,000(b)	OZLM VIII, Ltd., Series 2014-8A, Class XRR, 2.536%
	(3 Month USD LIBOR + 70 bps), 10/17/29 (144A)	1,749,988
500,000(b)	OZLM XXII, Ltd., Series 2018-22A, Class X, 2.386%
	(3 Month USD LIBOR + 55 bps), 1/17/31 (144A)	499,966
4,250,000(b)	Palmer Square Loan Funding, Ltd., Series 2018-1A,
	Class A2, 2.881% (3 Month USD LIBOR +
	105 bps), 4/15/26 (144A)	3,867,054
1,000,000(b)	Palmer Square Loan Funding, Ltd., Series 2018-2A,
	Class D, 5.781% (3 Month USD LIBOR +
	395 bps), 7/15/26 (144A)	645,823
1,611,035(b)	PARTS Student Loan Trust , Series 2007-CT1, Class A,
	2.1% (3 Month USD LIBOR + 19 bps),
	2/25/33 (144A)	1,530,703
817,128	Pawnee Equipment Receivables LLC, Series 2019-1,
	Class A1, 2.294%, 10/15/20 (144A)	813,488
10,000,000	Pawnee Equipment Receivables LLC, Series 2019-1,
	Class A2, 2.29%, 10/15/24 (144A)	9,864,494
30,000,000(b)	PFS Financing Corp., Series 2019-B, Class A, 1.255%
	(1 Month USD LIBOR + 55 bps), 9/15/23 (144A)	28,863,237
84,547(b)	Popular ABS Mortgage Pass-Through Trust, Series 2005-A,
	Class M1, 1.377% (1 Month USD LIBOR +
	43 bps), 6/25/35	84,051
996,459	Prosper Marketplace Issuance Trust, Series 2019-1A,
	Class A, 3.54%, 4/15/25 (144A)	985,896
5,067,403	Prosper Marketplace Issuance Trust, Series 2019-4A,
	Class A, 2.48%, 2/17/26 (144A)	4,813,967
8,200,000	Purchasing Power Funding LLC, Series 2018-A, Class A,
	3.34%, 8/15/22 (144A)	8,176,590
2,600,000	Purchasing Power Funding LLC, Series 2018-A, Class B,
	3.58%, 8/15/22 (144A)	2,592,345
7,020,075(b)	RAAC Trust, Series 2006-RP1, Class M2, 2.147% (1 Month
	USD LIBOR + 120 bps), 10/25/45 (144A)	6,703,511
686,273(b)	RAMP Trust, Series 2005-EFC6, Class M2, 1.592% (1 Month
	USD LIBOR + 65 bps), 11/25/35	669,225
75,017(b)	RAMP Trust, Series 2006-EFC2, Class A3, 1.107% (1 Month
	USD LIBOR + 16 bps), 12/25/36	74,433
13,382(b)	RAMP Trust, Series 2006-RZ3, Class A3, 1.237% (1 Month
	USD LIBOR + 29 bps), 8/25/36	13,284
3,390,261(b)	RAMP Trust, Series 2006-RZ4, Class A3, 1.217% (1 Month
	USD LIBOR + 27 bps), 10/25/36	3,255,806
771,529(b)	RASC Trust, Series 2005-EMX4, Class M2, 1.607% (1 Month
	USD LIBOR + 66 bps), 11/25/35	763,866

The accompanying notes are an integral part of these financial statements.
36 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20

Principal
Amount
USD ($)		Value
	Asset Backed Securities — (continued)
1,209,145(b)	RASC Trust, Series 2005-KS1, Class M1, 1.622%
	(1 Month USD LIBOR + 68 bps), 2/25/35	$ 1,176,007
645,584(b)	RASC Trust, Series 2005-KS7, Class M4, 1.817%
	(1 Month USD LIBOR + 87 bps), 8/25/35	640,789
613,638(b)	RASC Trust, Series 2005-KS8, Class M3, 1.427%
	(1 Month USD LIBOR + 48 bps), 8/25/35	608,288
121,100(b)	RASC Trust, Series 2005-KS11, Class M1, 1.347%
	(1 Month USD LIBOR + 40 bps), 12/25/35	120,594
1,591,224(b)	Ready Capital Mortgage Financing LLC, Series 2018-FL2,
	Class A, 1.797% (1 Month USD LIBOR +
	85 bps), 6/25/35 (144A)	1,584,228
10,970,901(b)	ReadyCap Lending Small Business Loan Trust,
	Series 2019-2, Class A, 2.75% (PRIME + 50 bps),
	12/27/44 (144A)	9,739,855
6,400,000	Republic FInance Issuance Trust, Series 2019-A, Class A,
	3.43%, 11/22/27 (144A)	5,579,985
2,433,173(d)	RMF Buyout Issuance Trust, Series 2018-1, Class A,
	3.436%, 11/25/28 (144A)	2,429,002
2,000,000(d)	RMF Buyout Issuance Trust, Series 2018-1, Class M1,
	3.912%, 11/25/28 (144A)	1,989,020
1,000,000(d)	RMF Buyout Issuance Trust , Series 2019-1, Class M1,
	2.521%, 7/25/29 (144A)	901,989
7,500,000(b)	Rosy, Series 2018-1, Class A2, 4.99% (1 Month USD LIBOR
	+ 325 bps), 12/15/25 (144A)	7,125,000
38,912(b)	Salomon Mortgage Loan Trust, Series 2001-CB4, Class 1A1,
	1.847% (1 Month USD LIBOR + 90 bps), 11/25/33	36,748
2,856,937(b)	Saxon Asset Securities Trust, Series 2006-2, Class A3C,
	1.097% (1 Month USD LIBOR + 15 bps), 9/25/36	2,805,761
560,936	SCF Equipment Leasing LLC, Series 2017-1A, Class A,
	3.77%, 1/20/23 (144A)	561,774
2,726,913	SCF Equipment Leasing LLC, Series 2017-2A, Class A,
	3.41%, 12/20/23 (144A)	2,707,235
9,509,446	SCF Equipment Leasing LLC, Series 2019-1A, Class A1,
	3.04%, 3/20/23 (144A)	9,459,614
14,010,905	SCF Equipment Leasing LLC, Series 2019-2A, Class A1,
	2.22%, 6/20/24 (144A)	13,906,354
20,943(b)	Securitized Asset Backed Receivables LLC Trust, Series
	2005-OP2, Class M1, 1.377% (1 Month USD LIBOR
	+ 43 bps), 10/25/35	20,284
2,594,644	Securitized Term Auto Receivables Trust, Series 2019-1A,
	Class A2, 2.862%, 5/25/21 (144A)	2,598,413
633,539(b)	Security National Mortgage Loan Trust, Series 2007-1A,
	Class 2A, 1.297% (1 Month USD LIBOR +
	35 bps), 4/25/37 (144A)	618,562
2,604,603(b)	SG Mortgage Securities Trust, Series 2005-OPT1,
	Class M1, 1.377% (1 Month USD LIBOR +
	43 bps), 10/25/35	2,545,992

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20 37

Schedule of Investments | 3/31/20 (continued)

Principal
Amount
USD ($)		Value
	Asset Backed Securities — (continued)
8,295,186(b)	SLM Private Credit Student Loan Trust, Series 2007-A,
	Class A4A, 0.981% (3 Month USD LIBOR +
	24 bps), 12/16/41	$ 7,311,948
14,000,000(b)	SLM Student Loan Trust, Series 2006-10, Class A6,
	1.944% (3 Month USD LIBOR + 15 bps), 3/25/44	12,448,554
7,492,856	Small Business Lending Trust, Series 2019-A, Class A,
	2.85%, 7/15/26 (144A)	7,342,998
10,828,716	Small Business Lending Trust, Series 2020-A, Class A,
	2.62%, 12/15/26 (144A)	10,549,727
1,000,000	Small Business Lending Trust, Series 2020-A, Class C,
	5.01%, 12/15/26 (144A)	921,668
4,300,000	Sofi Consumer Loan Program Trust, Series 2018-1,
	Class B, 3.65%, 2/25/27 (144A)	3,602,921
9,220,571	Sofi Consumer Loan Program LLC, Series 2016-1, Class A,
	3.26%, 8/25/25 (144A)	8,918,188
445,403	Sofi Consumer Loan Program LLC, Series 2016-2, Class A,
	3.09%, 10/27/25 (144A)	437,175
200,119	Sofi Consumer Loan Program LLC, Series 2016-3, Class A,
	3.05%, 12/26/25 (144A)	198,187
905,210	Sofi Consumer Loan Program LLC, Series 2016-4, Class A,
	3.18%, 11/25/25 (144A)	885,347
2,621,620	Sofi Consumer Loan Program LLC, Series 2017-1, Class A,
	3.28%, 1/26/26 (144A)	2,574,413
124,152	Sofi Consumer Loan Program LLC, Series 2017-3, Class A,
	2.77%, 5/25/26 (144A)	123,073
4,434,307	Sofi Consumer Loan Program Trust, Series 2019-1,
	Class A, 3.24%, 2/25/28 (144A)	4,297,403
2,186,156	Sofi Consumer Loan Program Trust, Series 2019-2,
	Class A, 3.01%, 4/25/28 (144A)	2,120,614
694,232(b)	Sofi Professional Loan Program LLC, Series 2015-B,
	Class A1, 1.997% (1 Month USD LIBOR +
	105 bps), 4/25/35 (144A)	691,875
766,143(b)	Sofi Professional Loan Program LLC, Series 2015-C,
	Class A1, 1.997% (1 Month USD LIBOR +
	105 bps), 8/27/35 (144A)	760,256
1,313,140(b)	Sofi Professional Loan Program LLC, Series 2015-D,
	Class A1, 2.447% (1 Month USD LIBOR +
	150 bps), 10/27/36 (144A)	1,295,728
1,330,753(b)	Sofi Professional Loan Program LLC, Series 2016-A,
	Class A1, 2.697% (1 Month USD LIBOR +
	175 bps), 8/25/36 (144A)	1,333,816
961,022(b)	Sofi Professional Loan Program LLC, Series 2016-B,
	Class A1, 2.147% (1 Month USD LIBOR +
	120 bps), 6/25/33 (144A)	956,601
2,644,988(b)	Sofi Professional Loan Program LLC, Series 2016-C,
	Class A1, 2.047% (1 Month USD LIBOR +
	110 bps), 10/27/36 (144A)	2,616,202

The accompanying notes are an integral part of these financial statements.
38 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20

Principal
Amount
USD ($)		Value
	Asset Backed Securities — (continued)
689,035(b)	Sofi Professional Loan Program LLC, Series 2016-D,
	Class A1, 1.897% (1 Month USD LIBOR +
	95 bps), 1/25/39 (144A)	$ 685,701
1,786,762(b)	Sofi Professional Loan Program LLC, Series 2016-E,
	Class A1, 1.797% (1 Month USD LIBOR +
	85 bps), 7/25/39 (144A)	1,769,040
467,217(b)	Sofi Professional Loan Program LLC, Series 2017-A,
	Class A1, 1.647% (1 Month USD LIBOR +
	70 bps), 3/26/40 (144A)	446,832
585,824(b)	Sofi Professional Loan Program LLC, Series 2017-C,
	Class A1, 1.547% (1 Month USD LIBOR +
	60 bps), 7/25/40 (144A)	567,583
1,020,083(b)	Sofi Professional Loan Program LLC, Series 2017-E,
	Class A1, 1.447% (1 Month USD LIBOR +
	50 bps), 11/26/40 (144A)	1,007,961
151,335	Sofi Professional Loan Program LLC, Series 2017-F,
	Class A1FX, 2.05%, 1/25/41 (144A)	151,170
1,392,921(b)	Sofi Professional Loan Program LLC, Series 2018-A,
	Class A1, 1.297% (1 Month USD LIBOR +
	35 bps), 2/25/42 (144A)	1,373,654
779,078	Sofi Professional Loan Program LLC, Series 2018-A,
	Class A2A, 2.39%, 2/25/42 (144A)	779,146
8,485,522	Sofi Professional Loan Program LLC, Series 2019-C,
	Class A1FX, 2.13%, 11/16/48 (144A)	8,459,070
3,522,734	Sofi Professional Loan Program Trust, Series 2018-B,
	Class A1FX, 2.64%, 8/25/47 (144A)	3,501,763
2,000,000(b)	Sound Point CLO XXV, Ltd., Series 2019-4A, Class X,
	2.481% (3 Month USD LIBOR + 65 bps),
	1/15/33 (144A)	1,999,922
18,500,000	Springleaf Funding Trust, Series 2015-BA, Class A,
	3.48%, 5/15/28 (144A)	17,922,965
4,500,000(b)	Starwood Waypoint Homes Trust, Series 2017-1, Class E,
	3.305% (1 Month USD LIBOR + 260 bps),
	1/17/35 (144A)	4,217,003
687,500(b)	Stewart Park CLO, Ltd., Series 2015-1A, Class X, 2.431%
	(3 Month USD LIBOR + 60 bps), 1/15/30 (144A)	687,494
28,612(b)	Structured Asset Investment Loan Trust, Series 2004-10,
	Class A7, 2.007% (1 Month USD LIBOR +
	106 bps), 11/25/34	28,547
176,249(b)	Structured Asset Investment Loan Trust, Series 2005-HE1,
	Class M1, 1.417% (1 Month USD LIBOR +
	47 bps), 7/25/35	174,755
3,221,714(b)	Structured Asset Investment Loan Trust, Series 2005-HE3,
	Class M1, 1.667% (1 Month USD LIBOR +
	72 bps), 9/25/35	3,068,300
90,035(b)	Structured Asset Securities Corp. Mortgage Loan Trust,
	Series 2005-NC2, Class M4, 1.652% (1 Month
	USD LIBOR + 71 bps), 5/25/35	86,730

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20 39

Schedule of Investments | 3/31/20 (continued)

Principal
Amount
USD ($)		Value
	Asset Backed Securities — (continued)
4,121,691(b)	Structured Asset Securities Corp. Mortgage Loan Trust,
	Series 2006-OPT1, Class A1, 1.127% (1 Month
	USD LIBOR + 18 bps), 4/25/36	$ 3,835,956
1,739,326(b)	Structured Asset Securities Corp. Mortgage Loan Trust,
	Series 2007-TC1, Class A, 1.247% (1 Month USD
	LIBOR + 30 bps), 4/25/31 (144A)	1,690,891
445,582(b)	Structured Asset Securities Corp. Trust, Series 2005-AR1,
	Class M1, 1.377% (1 Month USD LIBOR +
	43 bps), 9/25/35	443,500
500,000(b)	Symphony CLO XIX, Ltd., Series 2018-19A, Class X, 2.343%
	(3 Month USD LIBOR + 50 bps), 4/16/31 (144A)	499,997
1,535,967	Tax Ease Funding LLC, Series 2016-1A, Class A, 3.131%,
	6/15/28 (144A)	1,527,977
538,001	TCF Auto Receivables Owner Trust, Series 2016-PT1A,
	Class A, 1.93%, 6/15/22 (144A)	534,192
158,900(b)	Terwin Mortgage Trust, Series 2006-1, Class 1A3, 1.327%
	(1 Month USD LIBOR + 38 bps), 1/25/37 (144A)	158,615
4,632,892(b)	Terwin Mortgage Trust, Series 2006-3, Class 1A2, 1.177%
	(1 Month USD LIBOR + 23 bps), 4/25/37 (144A)	4,494,548
625,000(b)	THL Credit Wind River CLO, Ltd., Series 2015-1A,
	Class X, 2.469% (3 Month USD LIBOR +
	65 bps), 10/20/30 (144A)	621,898
407,936	Tidewater Auto Receivables Trust, Series 2018-AA,
	Class A2, 3.12%, 7/15/22 (144A)	407,263
31,182,000	Tidewater Auto Receivables Trust, Series 2020-AA,
	Class A2, 1.39%, 8/15/24 (144A)	30,187,753
2,750,000	Tidewater Auto Receivables Trust, Series 2020-AA,
	Class E, 3.35%, 7/17/28 (144A)	2,467,630
2,889,159	TLF National Tax Lien Trust, Series 2017-1A, Class A,
	3.09%, 12/15/29 (144A)	2,879,453
13,359,594(b)	Towd Point Asset Trust, Series 2018-SL1, Class A, 2.227%
	(1 Month USD LIBOR + 60 bps), 1/25/46 (144A)	13,116,160
11,000,000(b)	Towd Point Asset Trust, Series 2018-SL1, Class B, 2.677%
	(1 Month USD LIBOR + 105 bps), 1/25/46 (144A)	10,103,917
528,932(d)	Towd Point Mortgage Trust, Series 2015-4, Class A1,
	3.5%, 4/25/55 (144A)	528,402
2,541,076(d)	Towd Point Mortgage Trust, Series 2015-5, Class A1B,
	2.75%, 5/25/55 (144A)	2,520,233
1,510,253(d)	Towd Point Mortgage Trust, Series 2017-5, Class XA,
	3.5%, 2/25/57 (144A)	1,501,838
7,289,079(d)	Towd Point Mortgage Trust, Series 2018-SJ1, Class XA,
	5.0%, 10/25/58 (144A)	7,186,998
4,785,536(d)	Towd Point Mortgage Trust, Series 2019-HY2, Class XA,
	5.0%, 5/25/58 (144A)	4,744,758
5,318,000(b)	Towd Point Mortgage Trust, Series 2019-HY3, Class A1B,
	1.947% (1 Month USD LIBOR + 100 bps),
	10/25/59 (144A)	4,707,645

The accompanying notes are an integral part of these financial statements.
40 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20

Principal
Amount
USD ($)		Value
	Asset Backed Securities — (continued)
12,289,656	Towd Point Mortgage Trust, Series 2019-HY3, Class XA,
	4.5%, 10/25/59 (144A)	$ 12,151,853
15,908,289(d)	Towd Point Mortgage Trust, Series 2019-SJ3, Class A1,
	3.0%, 11/25/59 (144A)	15,780,224
13,394,999(d)	Towd Point Mortgage Trust, Series 2019-SJ3, Class XA,
	4.5%, 11/25/59 (144A)	12,725,249
8,000,000(b)	Trafigura Securitisation Finance Plc, Series 2017-1A,
	Class A1, 1.555% (1 Month USD LIBOR +
	85 bps), 12/15/20 (144A)	7,976,256
2,000,000(b)	Trafigura Securitisation Finance Plc, Series 2017-1A,
	Class B, 2.405% (1 Month USD LIBOR +
	170 bps), 12/15/20 (144A)	1,987,760
13,750,000(b)	Trafigura Securitisation Finance Plc, Series 2018-1A,
	Class A1, 1.435% (1 Month USD LIBOR +
	73 bps), 3/15/22 (144A)	13,693,914
2,500,000	Trafigura Securitisation Finance Plc, Series 2018-1A,
	Class B, 4.29%, 3/15/22 (144A)	2,487,335
2,423,077(b)	Tralee CLO V, Ltd., Series 2018-5A, Class AX, 2.519%
	(3 Month USD LIBOR + 70 bps), 10/20/28 (144A)	2,423,060
16,400,000(b)	TRTX Issuer, Ltd., Series 2019-FL3, Class C, 2.9%
	(1 Month USD LIBOR + 210 bps), 9/15/34 (144A)	13,284,253
12,000,000	United Auto Credit Securitization Trust, Series 2018-1,
	Class E, 4.84%, 8/10/23 (144A)	11,967,016
8,680,000	United Auto Credit Securitization Trust, Series 2019-1,
	Class B, 3.03%, 4/10/24 (144A)	8,581,209
1,372,427	Upstart Pass-Through Trust, Series 2020-ST2, Class A,
	3.5%, 3/20/28 (144A)	1,097,942
4,650,000	Upstart Pass-Through Trust, Series 2020-ST3, Class A,
	3.35%, 4/20/28 (144A)	3,720,000
437,571	Upstart Securitization Trust, Series 2019-1, Class A,
	3.45%, 4/20/26 (144A)	434,192
12,228,863	Upstart Securitization Trust, Series 2019-2, Class A,
	2.897%, 9/20/29 (144A)	11,328,202
17,328,174	Upstart Securitization Trust, Series 2019-3, Class A,
	2.684%, 1/21/30 (144A)	17,206,905
27,000,000	Upstart Securitization Trust, Series 2020-1, Class A,
	2.322%, 4/22/30 (144A)	25,473,366
9,338,087	US Auto Funding LLC, Series 2019-1A, Class A, 3.61%,
	4/15/22 (144A)	9,113,132
184,211(b)	Venture 32 CLO, Ltd., Series 2018-32RR, Class AX, 2.569%
	(3 Month USD LIBOR + 75 bps), 7/19/31 (144A)	184,209
1,396,838(b)	Venture XXI CLO, Ltd., Series 2015-21A, Class AR, 2.711%
	(3 Month USD LIBOR + 88 bps), 7/15/27 (144A)	1,331,464
2,293,979(b)	Verizon Owner Trust, Series 2017-3A, Class A1B, 1.043%
	(1 Month USD LIBOR + 27 bps), 4/20/22 (144A)	2,284,919
10,000,000(b)	Verizon Owner Trust, Series 2019-A, Class A1B, 1.103%
	(1 Month USD LIBOR + 33 bps), 9/20/23	9,830,997

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20 41

Schedule of Investments | 3/31/20 (continued)

Principal
Amount
USD ($)		Value
	Asset Backed Securities — (continued)
23,500,000(b)	Verizon Owner Trust, Series 2019-C, Class A1B, 1.193%
	(1 Month USD LIBOR + 42 bps), 4/22/24	$ 22,398,931
27,000,000(b)	Verizon Owner Trust, Series 2020-A, Class A1B, 1.043%
	(1 Month USD LIBOR + 27 bps), 7/22/24	25,699,667
2,260,460	Veros Automobile Receivables Trust, Series 2018-1,
	Class A, 3.63%, 5/15/23 (144A)	2,256,195
26,000,000	Veros Automobile Receivables Trust, Series 2020-1,
	Class A, 1.67%, 9/15/23 (144A)	25,609,654
2,000,000	Veros Automobile Receivables Trust, Series 2020-1,
	Class B, 2.19%, 6/16/25 (144A)	1,924,520
6,500,000	Volvo Financial Equipment LLC, Series 2019-2A, Class A2,
	2.02%, 8/15/22 (144A)	6,475,555
11,250,000(b)	Volvo Financial Equipment Master Owner Trust,
	Series 2018-A, Class A, 1.225% (1 Month USD LIBOR +
	52 bps), 7/17/23 (144A)	11,120,142
16,015(b)	Wells Fargo Home Equity Asset-Backed Securities Trust,
	Series 2006-2, Class A4, 1.197% (1 Month USD
	LIBOR + 25 bps), 7/25/36	15,986
127,586	Westgate Resorts LLC, Series 2016-1A, Class A, 3.5%,
	12/20/28 (144A)	126,912
3,376,831	Westgate Resorts LLC, Series 2017-1A, Class A, 3.05%,
	12/20/30 (144A)	3,200,086
1,582,889	Westgate Resorts LLC, Series 2017-1A, Class B, 4.05%,
	12/20/30 (144A)	1,488,516
3,469,662	Westgate Resorts LLC, Series 2018-1A, Class B, 3.58%,
	12/20/31 (144A)	3,448,298
537,932	Westgate Resorts LLC, Series 2018-1A, Class C, 4.1%,
	12/20/31 (144A)	534,422
11,462	Wheels SPV 2 LLC, Series 2017-1A, Class A2, 1.88%,
	4/20/26 (144A)	11,451
9,888(b)	Wilshire Mortgage Loan Trust, Series 1997-2, Class A6,
	1.227% (1 Month USD LIBOR + 28 bps), 5/25/28	9,527
444,589	World Omni Select Auto Trust, Series 2018-1A, Class A2,
	3.24%, 4/15/22 (144A)	444,225
	TOTAL ASSET BACKED SECURITIES
	(Cost $1,811,498,721)	$1,746,889,150
	COLLATERALIZED MORTGAGE OBLIGATIONS —
	15.2% of Net Assets
160,515(d)	Agate Bay Mortgage Trust, Series 2014-3, Class A4,
	3.0%, 11/25/44 (144A)	$ 159,608
105,479(b)	Alternative Loan Trust, Series 2004-6CB, Class A,
	1.527% (1 Month USD LIBOR + 58 bps), 5/25/34	103,505
3,435,445	Amur Equipment Finance Receivables VII LLC,
	Series 2019-1A, Class A1, 2.45%, 7/20/20 (144A)	3,432,108
376,852(b)	Bear Stearns ALT-A Trust, Series 2004-12, Class 1A2,
	1.787% (1 Month USD LIBOR + 84 bps), 1/25/35	365,406

The accompanying notes are an integral part of these financial statements.
42 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20

Principal
Amount
USD ($)		Value
	Collateralized Mortgage Obligations — (continued)
665,945(b)	Bear Stearns ALT-A Trust, Series 2004-12, Class 1A3,
	1.647% (1 Month USD LIBOR + 70 bps), 1/25/35	$ 638,300
328,498(b)	Bear Stearns ALT-A Trust, Series 2004-12, Class 1A4,
	1.787% (1 Month USD LIBOR + 84 bps), 1/25/35	314,713
101,013(d)	Bear Stearns Mortgage Securities, Inc., Series 1997-6,
	Class 3B1, 3.992%, 6/25/30	98,135
791,433(b)	Bellemeade Re, Ltd., Series 2017-1, Class M1, 2.647%
	(1 Month USD LIBOR + 170 bps), 10/25/27 (144A)	790,100
4,200,000(b)	Bellemeade Re, Ltd., Series 2017-1, Class M2, 4.297%
	(1 Month USD LIBOR + 335 bps), 10/25/27 (144A)	3,652,789
10,926,324(b)	Bellemeade Re, Ltd., Series 2018-1A, Class M1B, 2.547%
	(1 Month USD LIBOR + 160 bps), 4/25/28 (144A)	10,843,246
3,943,258(b)	Bellemeade Re, Ltd., Series 2018-3A, Class M1B, 2.797%
	(1 Month USD LIBOR + 185 bps), 10/25/28 (144A)	3,919,884
6,125,000(b)	Bellemeade Re, Ltd., Series 2018-3A, Class M2, 3.697%
	(1 Month USD LIBOR + 275 bps), 10/25/28 (144A)	4,561,950
23,980(b)	Bellemeade Re, Ltd., Series 2019-1A, Class M1A, 2.247%
	(1 Month USD LIBOR + 130 bps), 3/25/29 (144A)	23,859
5,140,000(b)	Bellemeade Re, Ltd., Series 2019-1A, Class M1B, 2.697%
	(1 Month USD LIBOR + 175 bps), 3/25/29 (144A)	4,528,948
2,800,000(b)	Bellemeade Re, Ltd., Series 2019-3A, Class B1, 3.447%
	(1 Month USD LIBOR + 250 bps), 7/25/29 (144A)	1,981,972
10,671,000(b)	Bellemeade Re, Ltd., Series 2019-3A, Class M1B, 2.547%
	(1 Month USD LIBOR + 160 bps), 7/25/29 (144A)	9,129,669
10,150,000(b)	Bellemeade Re, Ltd., Series 2019-4A, Class M1B, 2.947%
	(1 Month USD LIBOR + 200 bps), 10/25/29 (144A)	9,693,063
7,301,013(b)	Brass NO 8 Plc, Series 8A, Class A1, 2.392% (3 Month
	USD LIBOR + 70 bps), 11/16/66 (144A)	7,032,614
88,052(b)	CHL Mortgage Pass-Through Trust, Series 2003-15,
	Class 1A1, 1.447% (1 Month USD LIBOR +
	50 bps), 6/25/18	88,052
671	Citicorp Mortgage Securities REMIC Pass-Through
	Certificates Trust, Series 2005-4, Class 2A1,
	5.0%, 7/25/20	656
23,326,941(b)	Connecticut Avenue Securities Trust, Series 2019-HRP1,
	Class M2, 3.811% (1 Month USD LIBOR +
	215 bps), 11/25/39 (144A)	20,606,865
17,682,347(b)	Connecticut Avenue Securities Trust, Series 2019-R01,
	Class 2M2, 3.397% (1 Month USD LIBOR +
	245 bps), 7/25/31 (144A)	14,653,794
5,491,954(b)	Connecticut Avenue Securities Trust, Series 2020-R01,
	Class 1M1, 1.747% (1 Month USD LIBOR +
	80 bps), 1/25/40 (144A)	5,251,151
877,428(b)	Connecticut Avenue Securities Trust, Series 2020-R02,
	Class 2M1, 1.697% (1 Month USD LIBOR +
	75 bps), 1/25/40 (144A)	842,237

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20 43

Schedule of Investments | 3/31/20 (continued)

Principal
Amount
USD ($)		Value
Collateralized Mortgage Obligations — (continued)
69,956(b)	CSFB Mortgage-Backed Pass-Through Certificates, Series
2004-AR5, Class 11A2, 1.687% (1 Month USD
	LIBOR + 74 bps), 6/25/34	$ 66,253
236,835(d)	CSMC Trust, Series 2014-SAF1, Class A12, 4.0%,
	3/25/44 (144A)	235,763
5,160,204(b)	Eagle Re, Ltd., Series 2018-1, Class M1, 2.647%
	(1 Month USD LIBOR + 170 bps), 11/25/28 (144A)	5,135,938
10,050,029(b)	Eagle Re, Ltd., Series 2019-1, Class M1B, 2.747%
	(1 Month USD LIBOR + 180 bps), 4/25/29 (144A)	10,004,725
11,364,000(b)	Eagle Re, Ltd., Series 2020-1, Class M1A, 1.847%
	(1 Month USD LIBOR + 90 bps), 1/25/30 (144A)	10,835,165
8,770,087(b)	Fannie Mae Connecticut Avenue Securities, Series
	2014-C02, Class 1M2, 3.547% (1 Month USD LIBOR +
	260 bps), 5/25/24	7,868,826
6,439,391(b)	Fannie Mae Connecticut Avenue Securities, Series
	2016-C02, Class 1M2, 6.947% (1 Month USD LIBOR +
	600 bps), 9/25/28	6,283,458
13,987,820(b)	Fannie Mae Connecticut Avenue Securities, Series
	2016-C03, Class 2M2, 6.847% (1 Month USD LIBOR +
	590 bps), 10/25/28	13,638,115
6,477,040(b)	Fannie Mae Connecticut Avenue Securities, Series
	2017-C01, Class 1M2, 4.497% (1 Month USD LIBOR +
	355 bps), 7/25/29	5,925,252
57,372(b)	Fannie Mae Connecticut Avenue Securities, Series
	2017-C02, Class 2M1, 2.097% (1 Month USD LIBOR +
	115 bps), 9/25/29	57,102
3,850,000(b)	Fannie Mae Connecticut Avenue Securities, Series
	2017-C02, Class 2M2, 4.597% (1 Month USD LIBOR +
	365 bps), 9/25/29	2,778,813
409,604(b)	Fannie Mae Connecticut Avenue Securities, Series
	2017-C04, Class 2M1, 1.797% (1 Month USD LIBOR +
	85 bps), 11/25/29	405,849
4,722,952(b)	Fannie Mae Connecticut Avenue Securities, Series
	2017-C05, Class 1M2, 3.147% (1 Month USD LIBOR +
	220 bps), 1/25/30	4,173,099
10,526,604(b)	Fannie Mae Connecticut Avenue Securities, Series
	2017-C05, Class 1M2B, 3.147% (1 Month USD LIBOR +
	220 bps), 1/25/30	9,071,716
8,871,668(b)	Fannie Mae Connecticut Avenue Securities, Series
	2017-C06, Class 2M2, 3.747% (1 Month USD LIBOR +
	280 bps), 2/25/30	7,400,476
3,940,785(b)	Fannie Mae Connecticut Avenue Securities, Series
	2017-C06, Class 2M2A, 3.747% (1 Month USD LIBOR +
	280 bps), 2/25/30	3,757,892

The accompanying notes are an integral part of these financial statements.
44 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20

Principal
Amount
USD ($)		Value
	Collateralized Mortgage Obligations — (continued)
9,873,392(b)	Fannie Mae Connecticut Avenue Securities, Series
	2017-C07, Class 1M2A, 3.347% (1 Month USD LIBOR +
	240 bps), 5/25/30	$ 9,246,175
823,287(b)	Fannie Mae Connecticut Avenue Securities, Series
	2018-C03, Class 1M1, 1.627% (1 Month USD LIBOR +
	68 bps), 10/25/30	809,032
22,379,694(b)	Fannie Mae Connecticut Avenue Securities, Series
	2018-C04, Class 2M2, 3.497% (1 Month USD LIBOR +
	255 bps), 12/25/30	18,343,948
19,530,000(b)	Fannie Mae Connecticut Avenue Securities, Series
	2018-C05, Class 1M2, 3.297% (1 Month USD LIBOR +
	235 bps), 1/25/31	16,401,358
7,583,513(b)	Fannie Mae Connecticut Avenue Securities, Series
	2018-C06, Class 1M2, 2.947% (1 Month USD LIBOR +
	200 bps), 3/25/31	6,671,519
307,909(b)	Federal Home Loan Mortgage Corp. REMICS, Series
	1695, Class EG, 2.709% (1 Month USD LIBOR +
	105 bps), 3/15/24	312,265
161,016(b)	Federal Home Loan Mortgage Corp. REMICS, Series
	2106, Class F, 1.155% (1 Month USD LIBOR +
	45 bps), 12/15/28	160,564
95,344(b)	Federal Home Loan Mortgage Corp. REMICS, Series
	2122, Class FD, 1.055% (1 Month USD LIBOR +
	35 bps), 2/15/29	94,908
35,520(b)	Federal Home Loan Mortgage Corp. REMICS, Series
	2156, Class FQ, 1.055% (1 Month USD LIBOR +
	35 bps), 5/15/29	35,632
186,109(b)	Federal Home Loan Mortgage Corp. REMICS, Series
	2186, Class FY, 1.305% (1 Month USD LIBOR +
	60 bps), 4/15/28	186,336
39,090(b)	Federal Home Loan Mortgage Corp. REMICS, Series
	2368, Class AF, 1.655% (1 Month USD LIBOR +
	95 bps), 10/15/31	39,876
43,062(b)	Federal Home Loan Mortgage Corp. REMICS, Series
	2377, Class FE, 1.305% (1 Month USD LIBOR +
	60 bps), 11/15/31	43,364
114,569(b)	Federal Home Loan Mortgage Corp. REMICS, Series
	2411, Class FR, 1.305% (1 Month USD LIBOR +
	60 bps), 6/15/31	114,732
80,038(b)	Federal Home Loan Mortgage Corp. REMICS, Series 2432,
	Class FH, 1.405% (1 Month USD LIBOR +
	70 bps), 3/15/32	78,955
243,473(b)	Federal Home Loan Mortgage Corp. REMICS, Series 2439,
	Class F, 1.705% (1 Month USD LIBOR +
	100 bps), 3/15/32	247,622
341,703(b)	Federal Home Loan Mortgage Corp. REMICS, Series 2470,
	Class AF, 1.705% (1 Month USD LIBOR +
	100 bps), 3/15/32	347,632

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20 45

Schedule of Investments | 3/31/20 (continued)

Principal
Amount
USD ($)		Value
	Collateralized Mortgage Obligations — (continued)
205,707(b)	Federal Home Loan Mortgage Corp. REMICS, Series 2471,
	Class FD, 1.705% (1 Month USD LIBOR +
	100 bps), 3/15/32	$ 209,212
52,336(b)	Federal Home Loan Mortgage Corp. REMICS, Series 2498,
	Class FQ, 1.305% (1 Month USD LIBOR +
	60 bps), 9/15/32	52,709
87,574(b)	Federal Home Loan Mortgage Corp. REMICS, Series 2543,
	Class EF, 1.055% (1 Month USD LIBOR +
	35 bps), 12/15/32	86,986
393,851(b)	Federal Home Loan Mortgage Corp. REMICS, Series 2551,
	Class FD, 1.105% (1 Month USD LIBOR +
	40 bps), 1/15/33	391,574
231,263(b)	Federal Home Loan Mortgage Corp. REMICS, Series 2567,
	Class FJ, 1.105% (1 Month USD LIBOR +
	40 bps), 2/15/33	229,873
113,990(b)	Federal Home Loan Mortgage Corp. REMICS, Series 2577,
	Class FA, 1.255% (1 Month USD LIBOR +
	55 bps), 2/15/33	113,741
9,211(b)	Federal Home Loan Mortgage Corp. REMICS, Series 2585,
	Class FD, 1.205% (1 Month USD LIBOR +
	50 bps), 12/15/32	9,193
136,456(b)	Federal Home Loan Mortgage Corp. REMICS, Series 2614,
	Class FV, 2.856% (1 Month USD LIBOR +
	150 bps), 5/15/33	139,246
186,581(b)	Federal Home Loan Mortgage Corp. REMICS, Series 2631,
	Class FC, 1.105% (1 Month USD LIBOR +
	40 bps), 6/15/33	185,472
204(b)	Federal Home Loan Mortgage Corp. REMICS, Series 2647,
	Class XF, 0.955% (1 Month USD LIBOR +
	25 bps), 7/15/21	204
115,255(b)	Federal Home Loan Mortgage Corp. REMICS, Series 2711,
	Class FA, 1.705% (1 Month USD LIBOR +
	100 bps), 11/15/33	118,112
215,122(b)	Federal Home Loan Mortgage Corp. REMICS, Series 2916,
	Class NF, 0.955% (1 Month USD LIBOR +
	25 bps), 1/15/35	212,563
368,494(b)	Federal Home Loan Mortgage Corp. REMICS, Series 2976,
	Class LF, 1.045% (1 Month USD LIBOR +
	34 bps), 5/15/35	363,122
192,732(b)	Federal Home Loan Mortgage Corp. REMICS, Series 3012,
	Class FE, 0.955% (1 Month USD LIBOR +
	25 bps), 8/15/35	191,882
122,983(b)	Federal Home Loan Mortgage Corp. REMICS, Series 3042,
	Class PF, 0.955% (1 Month USD LIBOR +
	25 bps), 8/15/35	121,568
69,656(b)	Federal Home Loan Mortgage Corp. REMICS, Series 3067,
	Class FA, 1.055% (1 Month USD LIBOR +
	35 bps), 11/15/35	68,670

The accompanying notes are an integral part of these financial statements.
46 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20

Principal
Amount
USD ($)		Value
	Collateralized Mortgage Obligations — (continued)
83,658(b)	Federal Home Loan Mortgage Corp. REMICS, Series 3102,
	Class FG, 1.005% (1 Month USD LIBOR +
	30 bps), 1/15/36	$ 82,550
101,717(b)	Federal Home Loan Mortgage Corp. REMICS, Series 3117,
	Class EF, 1.055% (1 Month USD LIBOR +
	35 bps), 2/15/36	100,308
327,097(b)	Federal Home Loan Mortgage Corp. REMICS, Series 3117,
	Class FE, 1.005% (1 Month USD LIBOR +
	30 bps), 2/15/36	321,810
228,677(b)	Federal Home Loan Mortgage Corp. REMICS, Series 3122,
	Class FP, 1.005% (1 Month USD LIBOR +
	30 bps), 3/15/36	226,424
144,332(b)	Federal Home Loan Mortgage Corp. REMICS, Series 3147,
	Class PF, 1.005% (1 Month USD LIBOR +
	30 bps), 4/15/36	143,260
323,069(b)	Federal Home Loan Mortgage Corp. REMICS, Series 3173,
	Class FC, 1.125% (1 Month USD LIBOR +
	42 bps), 6/15/36	321,616
720,295(b)	Federal Home Loan Mortgage Corp. REMICS, Series 3175,
	Class FE, 1.015% (1 Month USD LIBOR +
	31 bps), 6/15/36	720,676
381,946(b)	Federal Home Loan Mortgage Corp. REMICS, Series 3181,
	Class HF, 1.205% (1 Month USD LIBOR +
	50 bps), 7/15/36	379,520
18,226(b)	Federal Home Loan Mortgage Corp. REMICS, Series 3191,
	Class FE, 1.105% (1 Month USD LIBOR +
	40 bps), 7/15/36	18,119
266,727(b)	Federal Home Loan Mortgage Corp. REMICS, Series 3221,
	Class FW, 1.125% (1 Month USD LIBOR +
	42 bps), 9/15/36	264,011
78,135(b)	Federal Home Loan Mortgage Corp. REMICS, Series 3222,
	Class FN, 1.105% (1 Month USD LIBOR +
	40 bps), 9/15/36	77,545
279,856(b)	Federal Home Loan Mortgage Corp. REMICS, Series 3239,
	Class EF, 1.055% (1 Month USD LIBOR +
	35 bps), 11/15/36	276,313
148,648(b)	Federal Home Loan Mortgage Corp. REMICS, Series 3239,
	Class FB, 1.055% (1 Month USD LIBOR +
	35 bps), 11/15/36	146,794
239,026(b)	Federal Home Loan Mortgage Corp. REMICS, Series 3247,
	Class FA, 0.955% (1 Month USD LIBOR +
	25 bps), 8/15/36	235,015
632,014(b)	Federal Home Loan Mortgage Corp. REMICS, Series 3266,
	Class F, 1.005% (1 Month USD LIBOR +
	30 bps), 1/15/37	624,210
207,866(b)	Federal Home Loan Mortgage Corp. REMICS, Series 3307,
	Class FT, 0.945% (1 Month USD LIBOR +
	24 bps), 7/15/34	203,848

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20 47

Schedule of Investments | 3/31/20 (continued)

Principal
Amount
USD ($)		Value
	Collateralized Mortgage Obligations — (continued)
34,022(b)	Federal Home Loan Mortgage Corp. REMICS, Series 3315,
	Class F, 1.045% (1 Month USD LIBOR +
	34 bps), 5/15/37	$ 33,592
472,965(b)	Federal Home Loan Mortgage Corp. REMICS, Series 3373,
	Class FB, 1.285% (1 Month USD LIBOR +
	58 bps), 10/15/37	471,136
85,436(b)	Federal Home Loan Mortgage Corp. REMICS, Series 3376,
	Class FM, 1.325% (1 Month USD LIBOR +
	62 bps), 10/15/37	85,266
8,521	Federal Home Loan Mortgage Corp. REMICS, Series 3455,
	Class BD, 4.5%, 6/15/23	8,533
22,936(b)	Federal Home Loan Mortgage Corp. REMICS, Series 3560,
	Class FA, 1.955% (1 Month USD LIBOR +
	125 bps), 5/15/37	22,981
266,199(b)	Federal Home Loan Mortgage Corp. REMICS, Series 3610,
	Class FA, 1.405% (1 Month USD LIBOR +
	70 bps), 12/15/39	267,634
101,051	Federal Home Loan Mortgage Corp. REMICS, Series 3706,
	Class C, 2.0%, 8/15/20	101,286
152,695(b)	Federal Home Loan Mortgage Corp. REMICS, Series 3708,
	Class PF, 1.055% (1 Month USD LIBOR +
	35 bps), 7/15/40	151,291
40,850	Federal Home Loan Mortgage Corp. REMICS, Series 3760,
	Class KH, 2.0%, 11/15/20	40,941
67,170(b)	Federal Home Loan Mortgage Corp. REMICS, Series 3767,
	Class JF, 1.005% (1 Month USD LIBOR +
	30 bps), 2/15/39	67,137
316,940	Federal Home Loan Mortgage Corp. REMICS, Series 3778,
	Class D, 3.5%, 3/15/25	318,046
4,743(b)	Federal Home Loan Mortgage Corp. REMICS, Series 3780,
	Class FE, 1.105% (1 Month USD LIBOR +
	40 bps), 12/15/20	4,744
95,421(b)	Federal Home Loan Mortgage Corp. REMICS, Series 3784,
	Class F, 1.105% (1 Month USD LIBOR +
	40 bps), 7/15/23	95,051
24,869(b)	Federal Home Loan Mortgage Corp. REMICS, Series 3792,
	Class DF, 1.105% (1 Month USD LIBOR +
	40 bps), 11/15/40	24,882
32,317(b)	Federal Home Loan Mortgage Corp. REMICS, Series 3867,
	Class FD, 1.055% (1 Month USD LIBOR +
	35 bps), 5/15/41	31,917
101,829(b)	Federal Home Loan Mortgage Corp. REMICS, Series 3914,
	Class LF, 0.905% (1 Month USD LIBOR +
	20 bps), 8/15/26	101,441
123,351(b)	Federal Home Loan Mortgage Corp. REMICS, Series 3960,
	Class FB, 1.005% (1 Month USD LIBOR +
	30 bps), 2/15/30	123,162

The accompanying notes are an integral part of these financial statements.
48 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20

Principal
Amount
USD ($)		Value
	Collateralized Mortgage Obligations — (continued)
219,774(b)	Federal Home Loan Mortgage Corp. REMICS, Series 3970,
	Class GF, 1.005% (1 Month USD LIBOR +
	30 bps), 9/15/26	$ 219,315
448,349(b)	Federal Home Loan Mortgage Corp. REMICS, Series 3982,
	Class FL, 1.255% (1 Month USD LIBOR +
	55 bps), 12/15/39	448,116
174,432(b)	Federal Home Loan Mortgage Corp. REMICS, Series 4056,
	Class QF, 1.055% (1 Month USD LIBOR +
	35 bps), 12/15/41	173,119
152,178(b)	Federal Home Loan Mortgage Corp. Strips, Series 237,
	Class F14, 1.105% (1 Month USD LIBOR +
	40 bps), 5/15/36	152,053
132,206(b)	Federal Home Loan Mortgage Corp. Strips, Series 239,
	Class F29, 0.955% (1 Month USD LIBOR +
	25 bps), 8/15/36	132,004
571,531(b)	Federal Home Loan Mortgage Corp. Strips, Series 239,
	Class F30, 1.005% (1 Month USD LIBOR +
	30 bps), 8/15/36	568,031
170,638(b)	Federal Home Loan Mortgage Corp. Strips, Series 244,
	Class F22, 1.055% (1 Month USD LIBOR +
	35 bps), 12/15/36	171,006
11,898(b)	Federal National Mortgage Association REMICS, Series
	1991-124, Class FA, 1.847% (1 Month USD LIBOR
	+ 90 bps), 9/25/21	11,944
26,491(b)	Federal National Mortgage Association REMICS, Series
	1993-230, Class FA, 2.227% (1 Month USD LIBOR
	+ 60 bps), 12/25/23	26,303
70,170(b)	Federal National Mortgage Association REMICS, Series
	1993-247, Class FA, 2.436% (11th District
	Cost of Funds Index + 140 bps), 12/25/23	71,185
70,170(b)	Federal National Mortgage Association REMICS, Series
	1993-247, Class FE, 1.947% (1 Month USD LIBOR
	+ 100 bps), 12/25/23	70,584
138,119(b)	Federal National Mortgage Association REMICS, Series
	1994-40, Class FC, 1.447% (1 Month USD LIBOR
	+ 50 bps), 3/25/24	139,058
19,088(b)	Federal National Mortgage Association REMICS, Series
	1997-46, Class FA, 1.112% (1 Month USD LIBOR
	+ 50 bps), 7/18/27	19,249
65,443(b)	Federal National Mortgage Association REMICS, Series
	1998-21, Class F, 1.9% (1 Year CMT Index +
	35 bps), 3/25/28	65,675
4,750(b)	Federal National Mortgage Association REMICS, Series
	1999-49, Class FB, 1.447% (1 Month USD LIBOR
	+ 50 bps), 3/25/23	4,749
38,081(b)	Federal National Mortgage Association REMICS, Series
	2000-47, Class FD, 1.497% (1 Month USD LIBOR
	+ 55 bps), 12/25/30	38,073

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20 49

Schedule of Investments | 3/31/20 (continued)

Principal
Amount
USD ($)		Value
	Collateralized Mortgage Obligations — (continued)
155,733(b)	Federal National Mortgage Association REMICS, Series
	2001-35, Class F, 1.547% (1 Month USD LIBOR +
	60 bps), 7/25/31	$ 155,902
62,868(b)	Federal National Mortgage Association REMICS, Series
	2001-37, Class F, 1.447% (1 Month USD LIBOR +
	50 bps), 8/25/31	63,064
321,823(b)	Federal National Mortgage Association REMICS, Series
	2001-50, Class FQ, 1.547% (1 Month USD LIBOR
	+ 60 bps), 11/25/31	322,172
141,602(b)	Federal National Mortgage Association REMICS, Series
	2001-65, Class F, 1.547% (1 Month USD LIBOR +
	60 bps), 11/25/31	141,756
102,391(b)	Federal National Mortgage Association REMICS, Series
	2001-69, Class FA, 1.547% (1 Month USD LIBOR
	+ 60 bps), 7/25/31	102,578
283,993(b)	Federal National Mortgage Association REMICS, Series
	2001-72, Class FB, 1.847% (1 Month USD LIBOR
	+ 90 bps), 12/25/31	287,522
78,342(b)	Federal National Mortgage Association REMICS, Series
	2001-81, Class FL, 1.262% (1 Month USD LIBOR
	+ 65 bps), 1/18/32	78,574
127,680(b)	Federal National Mortgage Association REMICS,
	Series 2002-1, Class FC, 1.647% (1 Month USD LIBOR +
	70 bps), 1/25/32	128,361
410,545(b)	Federal National Mortgage Association REMICS, Series
	2002-13, Class FD, 1.847% (1 Month USD LIBOR
	+ 90 bps), 3/25/32	414,740
278,852(b)	Federal National Mortgage Association REMICS, Series
	2002-34, Class FA, 1.112% (1 Month USD LIBOR
	+ 50 bps), 5/18/32	278,919
201,794(b)	Federal National Mortgage Association REMICS, Series
	2002-56, Class FN, 1.947% (1 Month USD LIBOR
	+ 100 bps), 7/25/32	205,298
28,374(b)	Federal National Mortgage Association REMICS, Series
	2002-58, Class FD, 1.547% (1 Month USD LIBOR
	+ 60 bps), 8/25/32	28,425
131,914(b)	Federal National Mortgage Association REMICS, Series
	2002-77, Class F, 1.547% (1 Month USD LIBOR +
	60 bps), 12/25/32	132,153
96,916(b)	Federal National Mortgage Association REMICS, Series
	2002-82, Class FB, 1.447% (1 Month USD LIBOR
	+ 50 bps), 12/25/32	96,740
123,099(b)	Federal National Mortgage Association REMICS, Series
	2002-90, Class FH, 1.447% (1 Month USD LIBOR
	+ 50 bps), 9/25/32	122,882
61,434(b)	Federal National Mortgage Association REMICS, Series
	2002-92, Class FB, 1.597% (1 Month USD LIBOR
	+ 65 bps), 4/25/30	61,507

The accompanying notes are an integral part of these financial statements.
50 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20

Principal
Amount
USD ($)		Value
	Collateralized Mortgage Obligations — (continued)
139,113(b)	Federal National Mortgage Association REMICS, Series
	2002-93, Class FH, 1.447% (1 Month USD LIBOR
	+ 50 bps), 1/25/33	$ 138,849
113,554(b)	Federal National Mortgage Association REMICS,
	Series 2003-7, Class FA, 1.697% (1 Month USD LIBOR +
	75 bps), 2/25/33	114,380
229,012(b)	Federal National Mortgage Association REMICS,
	Series 2003-8, Class FJ, 1.297% (1 Month USD LIBOR +
	35 bps), 2/25/33	228,581
339,418(b)	Federal National Mortgage Association REMICS, Series
	2003-31, Class FM, 1.447% (1 Month USD LIBOR
	+ 50 bps), 4/25/33	338,755
155,861(b)	Federal National Mortgage Association REMICS, Series
	2003-42, Class JF, 1.447% (1 Month USD LIBOR
	+ 50 bps), 5/25/33	155,195
101,903(b)	Federal National Mortgage Association REMICS, Series
	2003-49, Class FY, 1.347% (1 Month USD LIBOR
	+ 40 bps), 6/25/23	101,830
241,645(b)	Federal National Mortgage Association REMICS, Series
	2003-107, Class FD, 1.447% (1 Month USD LIBOR
	+ 50 bps), 11/25/33	240,451
198,438(b)	Federal National Mortgage Association REMICS, Series
	2004-52, Class FW, 1.347% (1 Month USD LIBOR
	+ 40 bps), 7/25/34	196,593
58,247(b)	Federal National Mortgage Association REMICS, Series
	2004-54, Class FN, 1.397% (1 Month USD LIBOR
	+ 45 bps), 7/25/34	57,561
526,487(b)	Federal National Mortgage Association REMICS, Series
	2004-79, Class FM, 1.247% (1 Month USD LIBOR
	+ 30 bps), 11/25/24	525,609
61,653(b)	Federal National Mortgage Association REMICS, Series
	2004-91, Class HF, 1.247% (1 Month USD LIBOR
	+ 30 bps), 11/25/34	61,618
212,559(b)	Federal National Mortgage Association REMICS, Series
	2005-83, Class KT, 1.247% (1 Month USD LIBOR
	+ 30 bps), 10/25/35	209,376
276,550(b)	Federal National Mortgage Association REMICS, Series
	2005-83, Class LF, 1.257% (1 Month USD LIBOR
	+ 31 bps), 2/25/35	275,055
42,669(b)	Federal National Mortgage Association REMICS, Series
	2006-11, Class FB, 1.247% (1 Month USD LIBOR
	+ 30 bps), 3/25/36	42,107
117,659(b)	Federal National Mortgage Association REMICS, Series
	2006-33, Class FH, 1.297% (1 Month USD LIBOR
	+ 35 bps), 5/25/36	116,490
361,277(b)	Federal National Mortgage Association REMICS, Series
	2006-34, Class FA, 1.257% (1 Month USD LIBOR
	+ 31 bps), 5/25/36	356,836

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20 51

Schedule of Investments | 3/31/20 (continued)

Principal
Amount
USD ($)		Value
	Collateralized Mortgage Obligations — (continued)
255,004(b)	Federal National Mortgage Association REMICS, Series
	2006-42, Class CF, 1.397% (1 Month USD LIBOR
	+ 45 bps), 6/25/36	$ 252,643
99,611(b)	Federal National Mortgage Association REMICS, Series
	2006-56, Class FC, 1.237% (1 Month USD LIBOR
	+ 29 bps), 7/25/36	98,314
38,610(b)	Federal National Mortgage Association REMICS, Series
	2006-70, Class BF, 1.497% (1 Month USD LIBOR
	+ 55 bps), 8/25/36	38,543
79,432(b)	Federal National Mortgage Association REMICS, Series
	2006-82, Class F, 1.517% (1 Month USD LIBOR +
	57 bps), 9/25/36	79,090
121,607(b)	Federal National Mortgage Association REMICS, Series
	2006-104, Class GF, 1.267% (1 Month USD LIBOR
	+ 32 bps), 11/25/36	119,798
45,769(b)	Federal National Mortgage Association REMICS, Series
	2006-115, Class BF, 1.187% (1 Month USD LIBOR
	+ 24 bps), 12/25/36	45,206
147,152(b)	Federal National Mortgage Association REMICS,
	Series 2007-2, Class FT, 1.197% (1 Month USD LIBOR +
	25 bps), 2/25/37	144,432
176,115(b)	Federal National Mortgage Association REMICS,
	Series 2007-7, Class FJ, 1.147% (1 Month USD LIBOR +
	20 bps), 2/25/37	173,627
64,925(b)	Federal National Mortgage Association REMICS, Series
	2007-13, Class FA, 1.197% (1 Month USD LIBOR
	+ 25 bps), 3/25/37	63,938
179,945(b)	Federal National Mortgage Association REMICS, Series
	2007-41, Class FA, 1.347% (1 Month USD LIBOR
	+ 40 bps), 5/25/37	178,621
302,668(b)	Federal National Mortgage Association REMICS, Series
	2007-50, Class FN, 1.187% (1 Month USD LIBOR
	+ 24 bps), 6/25/37	296,672
27,841(b)	Federal National Mortgage Association REMICS, Series
	2007-57, Class FA, 1.177% (1 Month USD LIBOR
	+ 23 bps), 6/25/37	27,371
87,217(b)	Federal National Mortgage Association REMICS, Series
	2007-58, Class FA, 1.197% (1 Month USD LIBOR
	+ 25 bps), 6/25/37	86,187
82,503(b)	Federal National Mortgage Association REMICS, Series
	2007-66, Class FB, 1.347% (1 Month USD LIBOR
	+ 40 bps), 7/25/37	81,461
255,688(b)	Federal National Mortgage Association REMICS, Series
	2007-85, Class FG, 1.447% (1 Month USD LIBOR
	+ 50 bps), 9/25/37	253,894
309,748(b)	Federal National Mortgage Association REMICS, Series
	2007-91, Class FB, 1.547% (1 Month USD LIBOR
	+ 60 bps), 10/25/37	308,805

The accompanying notes are an integral part of these financial statements.
52 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20

Principal
Amount
USD ($)		Value
	Collateralized Mortgage Obligations — (continued)
126,549(b)	Federal National Mortgage Association REMICS, Series
	2007-92, Class OF, 1.517% (1 Month USD LIBOR
	+ 57 bps), 9/25/37	$ 125,865
70,787(b)	Federal National Mortgage Association REMICS, Series
	2007-93, Class FD, 1.497% (1 Month USD LIBOR
	+ 55 bps), 9/25/37	69,095
31,538(b)	Federal National Mortgage Association REMICS, Series
	2007-98, Class FD, 1.397% (1 Month USD LIBOR
	+ 45 bps), 6/25/37	31,402
42,932(b)	Federal National Mortgage Association REMICS, Series
	2007-100, Class YF, 1.497% (1 Month USD LIBOR
	+ 55 bps), 10/25/37	42,702
52,788(b)	Federal National Mortgage Association REMICS, Series
	2007-103, Class AF, 1.947% (1 Month USD LIBOR
	+ 100 bps), 3/25/37	53,557
55,024(b)	Federal National Mortgage Association REMICS, Series
	2007-110, Class FA, 1.567% (1 Month USD LIBOR
	+ 62 bps), 12/25/37	54,671
43,831(b)	Federal National Mortgage Association REMICS,
	Series 2008-6, Class FA, 1.647% (1 Month USD LIBOR +
	70 bps), 2/25/38	44,059
197,188(b)	Federal National Mortgage Association REMICS, Series
	2008-88, Class FA, 2.167% (1 Month USD LIBOR
	+ 122 bps), 10/25/38	199,880
64,476(b)	Federal National Mortgage Association REMICS, Series
	2009-113, Class FB, 1.497% (1 Month USD LIBOR
	+ 55 bps), 1/25/40	64,455
967	Federal National Mortgage Association REMICS, Series
	2010-17, Class DE, 3.5%, 6/25/21	967
120,611(b)	Federal National Mortgage Association REMICS, Series
	2010-32, Class FD, 2.047% (1 Month USD LIBOR
	+ 110 bps), 4/25/40	122,185
2,079(b)	Federal National Mortgage Association REMICS, Series
	2010-38, Class F, 1.247% (1 Month USD LIBOR +
	30 bps), 4/25/25	2,078
75,938(b)	Federal National Mortgage Association REMICS, Series
	2010-43, Class FD, 1.547% (1 Month USD LIBOR
	+ 60 bps), 5/25/40	75,722
121,890(b)	Federal National Mortgage Association REMICS, Series
	2010-43, Class IF, 1.447% (1 Month USD LIBOR
	+ 50 bps), 5/25/40	122,167
15,097	Federal National Mortgage Association REMICS, Series
	2010-112, Class AE, 2.0%, 10/25/25	15,110
214,464(b)	Federal National Mortgage Association REMICS, Series
	2011-19, Class FM, 1.497% (1 Month USD LIBOR
	+ 55 bps), 5/25/40	214,618
196,123(b)	Federal National Mortgage Association REMICS, Series
	2012-40, Class PF, 1.447% (1 Month USD LIBOR
	+ 50 bps), 4/25/42	194,369

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20 53

Schedule of Investments | 3/31/20 (continued)

Principal
Amount
USD ($)		Value
	Collateralized Mortgage Obligations — (continued)
1,566,889(b)	Federal National Mortgage Association Trust,
	Series 2003-W6, Class F, 1.977% (1 Month USD
	LIBOR + 35 bps), 9/25/42	$ 1,546,167
696,877(b)	Federal National Mortgage Association Trust,
	Series 2005-W3, Class 2AF, 1.167% (1 Month USD
	LIBOR + 22 bps), 3/25/45	694,199
53,548(d)	Federal National Mortgage Association Trust,
	Series 2005-W3, Class 3A, 4.083%, 4/25/45	58,372
85,375(d)	Federal National Mortgage Association Trust,
	Series 2005-W4, Class 3A, 4.005%, 6/25/45	91,644
658,589(b)	Federal National Mortgage Association Whole Loan,
	Series 2007-W1, Class 1AF1, 1.207% (1 Month USD
	LIBOR + 26 bps), 11/25/46	648,867
185,411(d)	FirstKey Mortgage Trust, Series 2014-1, Class A2, 3.0%,
	11/25/44 (144A)	184,838
10,100,000(b)	Freddie Mac Stacr Remic Trust, Series 2020-HQA2,
	Class M1, 1.911% (1 Month USD LIBOR +
	110 bps), 3/25/50 (144A)	9,749,763
8,470,000(b)	Freddie Mac Stacr Remic Trust, Series 2020-HQA2,
	Class M2, 3.911% (1 Month USD LIBOR +
	310 bps), 3/25/50 (144A)	5,450,304
2,838,533(b)	Freddie Mac Stacr Trust, Series 2018-HQA2, Class M1,
	1.697% (1 Month USD LIBOR + 75 bps),
	10/25/48 (144A)	2,758,545
14,300,000(b)	Freddie Mac Stacr Trust, Series 2019-HRP1, Class M2,
	2.347% (1 Month USD LIBOR + 140 bps),
	2/25/49 (144A)	12,028,315
13,891,266(b)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2015-DNA3, Class M3, 5.647% (1 Month USD
	LIBOR + 470 bps), 4/25/28	12,733,817
1,104,314(b)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2015-HQA2, Class M2, 3.747% (1 Month USD
	LIBOR + 280 bps), 5/25/28	1,092,229
344,715(b)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2016-DNA1, Class M2, 3.847% (1 Month USD
	LIBOR + 290 bps), 7/25/28	342,592
17,450,000(b)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2016-DNA1, Class M3, 6.497% (1 Month USD
	LIBOR + 555 bps), 7/25/28	16,795,609
11,862,981(b)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2016-DNA2, Class M3, 5.597% (1 Month USD
	LIBOR + 465 bps), 10/25/28	11,269,826
17,304,709(b)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2016-DNA3, Class M3, 5.947% (1 Month USD
	LIBOR + 500 bps), 12/25/28	16,437,648
198,843(b)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2016-DNA4, Class M2, 2.247% (1 Month USD
	LIBOR + 130 bps), 3/25/29	196,037

The accompanying notes are an integral part of these financial statements.
54 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20

Principal
Amount
USD ($)		Value
	Collateralized Mortgage Obligations — (continued)
14,967,126(b)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2016-DNA4, Class M3, 4.747% (1 Month USD
	LIBOR + 380 bps), 3/25/29	$ 13,880,122
1,750,759(b)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2016-HQA3, Class M2, 2.297% (1 Month USD
	LIBOR + 135 bps), 3/25/29	1,677,073
387,036(b)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2017-DNA1, Class M1, 2.147% (1 Month USD
	LIBOR + 120 bps), 7/25/29	384,828
1,400,000(b)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2017-DNA2, Class M2, 4.397% (1 Month USD
	LIBOR + 345 bps), 10/25/29	1,245,868
3,360,000(b)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2017-DNA3, Class M2, 3.447% (1 Month USD
	LIBOR + 250 bps), 3/25/30	2,892,427
17,483(b)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2017-HQA1, Class M1, 2.147% (1 Month USD
	LIBOR + 120 bps), 8/25/29	17,401
5,000,000(b)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2017-HQA1, Class M2, 4.497% (1 Month USD
	LIBOR + 355 bps), 8/25/29	3,927,109
214,857(b)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2017-HQA2, Class M1, 1.747% (1 Month USD
	LIBOR + 80 bps), 12/25/29	212,212
3,201,162(b)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2017-HQA2, Class M2, 3.597% (1 Month USD
	LIBOR + 265 bps), 12/25/29	2,771,420
9,410,954(b)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2017-HRP1, Class M2, 3.397% (1 Month USD
	LIBOR + 245 bps), 12/25/42	8,733,838
1,221,157(b)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2017-HRP1, Class M2D, 2.197% (1 Month USD
	LIBOR + 125 bps), 12/25/42	1,088,656
15,660,992(b)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2018-HQA1, Class M2, 3.247% (1 Month USD
	LIBOR + 230 bps), 9/25/30	13,189,680
4,617,062(d)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2018-SPI2, Class M1, 3.811%, 5/25/48 (144A)	4,466,518
352,458(d)	Freddie Mac Whole Loan Securities Trust, Series
	2015-SC02, Class M1, 3.668%, 9/25/45	351,284
3,835,508(b)	Gosforth Funding Plc, Series 2018-1A, Class A1, 2.129%
	(3 Month USD LIBOR + 45 bps), 8/25/60 (144A)	3,750,267
131,540(b)	Government National Mortgage Association, Series 2003-7,
	Class FB, 0.905% (1 Month USD LIBOR +
	20 bps), 1/16/33	130,945
466,968(b)	Government National Mortgage Association, Series 2005-3,
	Class FC, 0.955% (1 Month USD LIBOR +
	25 bps), 1/16/35	461,641

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20 55

Schedule of Investments | 3/31/20 (continued)

Principal
Amount
USD ($)		Value
	Collateralized Mortgage Obligations — (continued)
437,751(b)	Government National Mortgage Association,
	Series 2005-16, Class FA, 1.023% (1 Month USD
	LIBOR + 25 bps), 2/20/35	$ 429,821
148,369(b)	Government National Mortgage Association,
	Series 2008-69, Class FA, 1.273% (1 Month USD
	LIBOR + 50 bps), 8/20/38	147,627
149,454(b)	Government National Mortgage Association, Series
	2009-66, Class UF, 1.705% (1 Month USD LIBOR +
	100 bps), 8/16/39	150,379
658,123(b)	Government National Mortgage Association, Series
	2009-88, Class MF, 1.373% (1 Month USD LIBOR +
	60 bps), 7/20/39	658,264
118,890(b)	Government National Mortgage Association, Series
	2009-92, Class FJ, 1.385% (1 Month USD LIBOR +
	68 bps), 10/16/39	118,778
15,006(b)	Government National Mortgage Association, Series
	2010-17, Class AF, 1.173% (1 Month USD LIBOR +
	40 bps), 10/20/38	15,004
152,517	Government National Mortgage Association, Series
	2010-138, Class PE, 3.0%, 8/20/38	154,016
3,389,186(b)	Holmes Master Issuer Plc, Series 2018-2A, Class A2,
	2.251% (3 Month USD LIBOR + 42 bps),
	10/15/54 (144A)	3,374,029
14,404,870(b)	Home Partners of America Trust, Series 2017-1, Class A,
	1.617% (1 Month USD LIBOR + 82 bps),
	7/17/34 (144A)	13,265,913
7,200,000(b)	Home Partners of America Trust, Series 2017-1, Class B,
	2.15% (1 Month USD LIBOR + 135 bps),
	7/17/34 (144A)	6,696,419
5,920,353(b)	Home Re, Ltd., Series 2018-1, Class M1, 2.547%
	(1 Month USD LIBOR + 160 bps), 10/25/28 (144A)	5,897,799
8,726,260(b)	Home Re, Ltd., Series 2019-1, Class M1, 2.597%
	(1 Month USD LIBOR + 165 bps), 5/25/29 (144A)	8,683,146
1,579,377(b)	HomeBanc Mortgage Trust, Series 2005-3, Class A1,
	1.187% (1 Month USD LIBOR + 24 bps), 7/25/35	1,540,688
2,784,341(b)	JP Morgan Mortgage Trust, Series 2018-7FRB, Class A3,
	2.377% (1 Month USD LIBOR + 75 bps),
	4/25/46 (144A)	2,564,367
8,432,054(d)	JP Morgan Mortgage Trust, Series 2018-7FRB, Class B1,
	3.045%, 4/25/46 (144A)	7,116,106
7,975,237(d)	JP Morgan Mortgage Trust, Series 2018-7FRB, Class B2,
	3.045%, 4/25/46 (144A)	6,710,455
1,978,568(b)	JP Morgan Seasoned Mortgage Trust, Series 2014-1,
	Class AM, 1.447% (1 Month USD LIBOR +
	50 bps), 5/25/33 (144A)	1,829,229
4,992,729(d)	JP Morgan Seasoned Mortgage Trust, Series 2014-1,
	Class B1, 2.473%, 5/25/33 (144A)	4,647,912

The accompanying notes are an integral part of these financial statements.
56 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20

Principal
Amount
USD ($)		Value
	Collateralized Mortgage Obligations — (continued)
6,729,054(d)	JP Morgan Seasoned Mortgage Trust, Series 2014-1,
	Class B2, 2.473%, 5/25/33 (144A)	$ 6,264,320
5,187,509(d)	JP Morgan Seasoned Mortgage Trust, Series 2014-1,
	Class B3, 2.473%, 5/25/33 (144A)	4,829,240
541,282(b)	JP Morgan Trust, Series 2015-1, Class 1A14, 3.083%
	(1 Month USD LIBOR + 125 bps), 12/25/44 (144A)	481,252
2,800,000(b)	Lanark Master Issuer Plc, Series 2018-1A, Class 1A,
	2.103% (3 Month USD LIBOR + 42 bps),
	12/22/69 (144A)	2,764,115
813,450(b)	LMREC, Inc., Series 2016-CRE2, Class A, 3.329%
	(1 Month USD LIBOR + 170 bps), 11/24/31 (144A)	801,921
23,102,465(b)	LSTAR Securities Investment Trust, Series 2019-2,
	Class A1, 3.081% (1 Month USD LIBOR +
	150 bps), 4/1/24 (144A)	22,200,616
9,774,084(b)	LSTAR Securities Investment, Ltd., Series 2019-3,
	Class A1, 3.081% (1 Month USD LIBOR +
	150 bps), 4/1/24 (144A)	9,038,069
26,986,377(b)	LSTAR Securities Investment, Ltd., Series 2019-4,
	Class A1, 3.081% (1 Month USD LIBOR +
	150 bps), 5/1/24 (144A)	25,324,051
13,714,910(b)	LSTAR Securities Investment, Ltd., Series 2019-5,
	Class A1, 3.081% (1 Month USD LIBOR +
	150 bps), 11/1/24 (144A)	13,397,846
13,050(d)	Merrill Lynch Mortgage Investors Trust, Series 2003-G,
	Class A3, 3.565%, 1/25/29	11,868
678,826(b)	Merrill Lynch Mortgage Investors Trust, Series 2003-H,
	Class A1, 1.587% (1 Month USD LIBOR +
	64 bps), 1/25/29	619,127
468,096(b)	Merrill Lynch Mortgage Investors Trust, Series 2004-B,
	Class A2, 2.434% (6 Month USD LIBOR +
	54 bps), 5/25/29	417,384
32,025(b)	Merrill Lynch Mortgage Investors Trust, Series 2004-C,
	Class A2B, 2.924% (6 Month USD LIBOR +
	100 bps), 7/25/29	28,587
104,834(d)	Merrill Lynch Mortgage Investors Trust, Series 2004-D,
	Class A3, 3.646%, 9/25/29	94,217
146,756(b)	Merrill Lynch Mortgage Investors Trust, Series 2004-G,
	Class A2, 2.524% (6 Month USD LIBOR +
	60 bps), 1/25/30	130,844
145,574(d)	Mill City Mortgage Loan Trust, Series 2018-4, Class A1A,
	3.5%, 4/25/66 (144A)	145,213
4,338,467(d)	Morgan Stanley Residential Mortgage Loan Trust, Series
	2014-1A, Class A1, 3.017%, 6/25/44 (144A)	4,267,998
6,000,000(b)	Mortgage Insurance-Linked Notes Series , Series 2020-1,
	Class M1A, 1.897% (1 Month USD LIBOR +
	95 bps), 2/25/30 (144A)	5,752,394
10,722,384(b)	Oaktown Re II, Ltd., Series 2018-1A, Class M1, 2.497%
	(1 Month USD LIBOR + 155 bps), 7/25/28 (144A)	10,666,020

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20 57

Schedule of Investments | 3/31/20 (continued)

Principal
Amount
USD ($)		Value
	Collateralized Mortgage Obligations — (continued)
3,620,000(b)	Oaktown Re III, Ltd., Series 2019-1A, Class B1A,
	4.447% (1 Month USD LIBOR + 350 bps),
	7/25/29 (144A)	$ 2,451,826
13,573,000(b)	Oaktown Re III, Ltd., Series 2019-1A, Class M1B,
	2.897% (1 Month USD LIBOR + 195 bps),
	7/25/29 (144A)	12,150,722
13,750,000(b)	OBX Trust, Series 2019-EXP2, Class 2A1B, 1.847%
	(1 Month USD LIBOR + 90 bps), 6/25/59 (144A)	12,076,103
9,871,607(c)	OSAT Trust, Series 2020-RPL1, Class A1, 3.072%,
	12/26/59 (144A)	9,898,860
7,950,000(b)	Pepper I-Prime Trust, Series 2018-2A, Class A1U2,
	1.277% (1 Month USD LIBOR + 48 bps),
	10/13/20 (144A)	7,955,347
317,404(b)	Pepper Residential Securities Trust No. 18, Series 18A,
	Class A1UA, 1.761% (1 Month USD LIBOR +
	95 bps), 3/12/47 (144A)	317,163
2,824,866(b)	Pepper Residential Securities Trust No. 21, Series 21A,
	Class A1U, 1.585% (1 Month USD LIBOR +
	88 bps), 1/16/60 (144A)	2,794,683
6,507,843(b)	Pepper Residential Securities Trust No. 22, Series 22A,
	Class A1U, 1.773% (1 Month USD LIBOR +
	100 bps), 6/20/60 (144A)	6,506,689
10,956,410(b)	Pepper Residential Securities Trust No. 25, Series 25A,
	Class A1U, 1.741% (1 Month USD LIBOR +
	93 bps), 3/12/61 (144A)	10,853,595
5,437,500	Permanent Master Issuer Plc, Series 2018-1A, Class 1A1,
	2.211% (3 Month USD LIBOR + 38 bps),
	7/15/58 (144A)	5,423,640
4,530,468(b)	Radnor Re, Ltd., Series 2018-1, Class M1, 2.347%
	(1 Month USD LIBOR + 140 bps), 3/25/28 (144A)	4,520,371
7,284,042(b)	Radnor Re, Ltd., Series 2019-1, Class M1B, 2.897%
	(1 Month USD LIBOR + 195 bps), 2/25/29 (144A)	7,257,791
17,250,000(b)	Radnor Re, Ltd., Series 2019-2, Class M1B, 2.697%
	(1 Month USD LIBOR + 175 bps), 6/25/29 (144A)	16,136,785
2,063,759(b)	RESI Finance LP, Series 2003-CB1, Class B3, 2.313%
	(1 Month USD LIBOR + 145 bps), 6/10/35 (144A)	1,859,756
5,709,224(b)	Resimac MBS Trust, Series 2018-2A, Class A1A, 1.713%
	(1 Month USD LIBOR + 85 bps), 4/10/50 (144A)	5,693,353
1,464,578(b)	Resimac Premier, Series 2017-1A, Class A1A, 1.675%
	(1 Month USD LIBOR + 95 bps), 9/11/48 (144A)	1,457,138
2,667,773(b)	Resimac Premier, Series 2018-1A, Class A1, 1.663%
	(1 Month USD LIBOR + 80 bps), 11/10/49 (144A)	2,643,827
11,321,420(b)	Resimac Premier, Series 2019-2A, Class A1, 1.813%
	(1 Month USD LIBOR + 95 bps), 2/10/51 (144A)	11,212,531
10,118,469(d)	RMF Buyout Issuance Trust, Series 2019-1, Class A,
	2.475%, 7/25/29 (144A)	10,055,729
4,500,000(d)	RMF Buyout Issuance Trust, Series 2019-1, Class M2,
	2.872%, 7/25/29 (144A)	4,296,960

The accompanying notes are an integral part of these financial statements.
58 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20

Principal
Amount
USD ($)		Value
	Collateralized Mortgage Obligations — (continued)
6,306,043(d)	RMF Buyout Issuance Trust , Series 2020-1, Class A,
	2.158%, 2/25/30 (144A)	$ 6,234,109
2,000,000(d)	RMF Buyout Issuance Trust , Series 2020-1, Class M1,
	2.332%, 2/25/30 (144A)	1,913,500
6,689,317(b)	STACR Trust, Series 2018-HRP1, Class M2, 2.597%
	(1 Month USD LIBOR + 165 bps), 4/25/43 (144A)	6,259,250
194,444(b)	STACR Trust, Series 2018-HRP1, Class M2A, 2.597%
	(1 Month USD LIBOR + 165 bps), 4/25/43 (144A)	193,319
6,238,600(b)	STACR Trust, Series 2018-HRP2, Class M2, 2.197%
	(1 Month USD LIBOR + 125 bps), 2/25/47 (144A)	5,915,053
17,605,000(b)	STACR Trust, Series 2018-HRP2, Class M3, 3.347%
	(1 Month USD LIBOR + 240 bps), 2/25/47 (144A)	15,088,779
7,247,796(b)	STACR Trust , Series 2018-HRP1, Class B1, 4.697%
	(1 Month USD LIBOR + 375 bps), 4/25/43 (144A)	4,462,914
7,500,000(b)	Starwood Waypoint Homes Trust, Series 2017-1, Class B,
	1.875% (1 Month USD LIBOR + 117 bps),
	1/17/35 (144A)	6,917,233
12,978,431(b)	Towd Point HE Trust, Series 2019-HE1, Class A1, 1.847%
	(1 Month USD LIBOR + 90 bps), 4/25/48 (144A)	12,589,069
8,180,168(b)	Towd Point HE Trust, Series 2019-HE1, Class M1, 2.047%
	(1 Month USD LIBOR + 110 bps), 4/25/48 (144A)	7,903,099
206,116(d)	Verus Securitization Trust , Series 2018-1, Class A3,
	3.205%, 2/25/48 (144A)	196,044
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $870,064,354)	$ 789,572,350
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — 11.6% of Net Assets
12,500,000(b)	Austin Fairmont Hotel Trust, Series 2019-FAIR, Class E,
	2.955% (1 Month USD LIBOR + 225 bps),
	9/15/32 (144A)	$ 9,788,552
15,635,000(b)	BAMLL Commercial Mortgage Securities Trust, Series
	2019-RLJ, Class C, 2.305% (1 Month USD LIBOR +
	160 bps), 4/15/36 (144A)	12,142,000
3,480,910(b)	Bancorp Commercial Mortgage Trust, Series 2018-CRE4,
	Class A, 1.605% (1 Month USD LIBOR +
	90 bps), 9/15/35 (144A)	3,022,345
13,500,000(b)	BHP Trust, Series 2019-BXHP, Class D, 2.476% (1 Month
	USD LIBOR + 177 bps), 8/15/36 (144A)	10,986,220
7,750,000(b)	BTH-13 Mortgage Backed Securities Trust, Series 2018-13,
	Class A, 4.081% (1 Month USD LIBOR +
	250 bps), 8/18/21 (144A)	7,727,042
5,700,000(b)	BTH-16 Mortgage-Backed Securities Trust, Series 2018-16,
	Class A, 4.081% (1 Month USD LIBOR +
	250 bps), 8/4/21 (144A)	5,482,967
5,700,000(b)	BTH-20 Mortgage-Backed Securities Trust, Series 2018-20,
	Class A, 4.081% (1 Month USD LIBOR +
	250 bps), 9/24/20 (144A)	5,650,683

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20 59

Schedule of Investments | 3/31/20 (continued)

Principal
Amount
USD ($)		Value
	Commercial Mortgage-Backed Securities — (continued)
7,625,000(b)	BTH-21 Mortgage-Backed Securities Trust, Series
	2018-21, Class A, 4.081% (1 Month USD LIBOR +
	250 bps), 10/7/21 (144A)	$ 7,582,657
14,500,000(b)	BTH-25 Mortgage-Backed Securities Trust, Series
	2019-25, Class A, 4.015% (1 Month USD LIBOR +
	250 bps), 2/18/21 (144A)	14,337,909
12,300,000(b)	BTH-3 Mortgage-Backed Securities Trust, Series 2018-3,
	Class A, 4.081% (1 Month USD LIBOR +
	250 bps), 7/6/20	11,985,878
5,810,000(b)	BX Commercial Mortgage Trust, Series 2018-IND, Class D,
	2.005% (1 Month USD LIBOR + 130 bps),
	11/15/35 (144A)	5,329,763
15,582,583(b)	BX Commercial Mortgage Trust, Series 2019-XL, Class G,
	3.005% (1 Month USD LIBOR + 230 bps),
	10/15/36 (144A)	13,086,333
9,300,000(b)	BX Trust, Series 2019-ATL, Class B, 2.091% (1 Month USD
	LIBOR + 139 bps), 10/15/36 (144A)	7,466,758
8,000,000(b)	BXP Trust, Series 2017-CQHP, Class B, 1.805% (1 Month
	USD LIBOR + 110 bps), 11/15/34 (144A)	6,680,403
2,171,167(b)	CG-CCRE Commercial Mortgage Trust, Series 2014-FL1,
	Class B, 1.855% (1 Month USD LIBOR +
	115 bps), 6/15/31 (144A)	2,171,274
722,572(b)	CG-CCRE Commercial Mortgage Trust, Series 2014-FL2,
	Class A, 2.559% (1 Month USD LIBOR +
	185 bps), 11/15/31 (144A)	687,413
10,000,000(b)	CGDB Commercial Mortgage Trust, Series 2019-MOB,
	Class C, 2.155% (1 Month USD LIBOR +
	145 bps), 11/15/36 (144A)	8,273,669
5,700,000(b)	CGMS Commercial Mortgage Trust, Series 2017-MDRC,
	Class C, 2.005% (1 Month USD LIBOR +
	130 bps), 7/15/30 (144A)	5,335,816
14,935,551(b)	CHC Commercial Mortgage Trust, Series 2019-CHC,
	Class C, 2.455% (1 Month USD LIBOR + 175 bps),
	6/15/34 (144A)	14,169,798
9,500,000(b)	CHT Mortgage Trust, Series 2017-CSMO, Class C, 2.205%
	(1 Month USD LIBOR + 150 bps), 11/15/36 (144A)	8,148,699
8,750,000(b)	Citigroup Commercial Mortgage Trust, Series 2019-SST2,
	Class B, 1.805% (1 Month USD LIBOR +
	110 bps), 12/15/36 (144A)	8,344,739
5,500,000(b)	Citigroup Commercial Mortgage Trust, Series 2019-SST2,
	Class C, 2.005% (1 Month USD LIBOR +
	130 bps), 12/15/36 (144A)	5,226,502
15,000,000(b)	CLNY Trust, Series 2019-IKPR, Class B, 2.183% (1 Month
	USD LIBOR + 148 bps), 11/15/38 (144A)	12,676,538
5,000,000(b)	CLNY Trust, Series 2019-IKPR, Class E, 3.426% (1 Month
	USD LIBOR + 272 bps), 11/15/38 (144A)	3,389,931

The accompanying notes are an integral part of these financial statements.
60 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20

Principal
Amount
USD ($)		Value
	Commercial Mortgage-Backed Securities — (continued)
6,750,000(b)	Credit Suisse Commercial Mortgage Securities Corp.,
	Series 2019-SKLZ, Class B, 2.605% (1 Month USD
	LIBOR + 190 bps), 1/15/34 (144A)	$ 5,889,751
10,000,000(b)	Credit Suisse Mortgage Capital Certificates, Series
	2019-ICE4, Class E, 2.855% (1 Month USD LIBOR
	+ 215 bps), 5/15/36 (144A)	8,397,714
10,380,000(b)	CSMC Trust, Series 2017-HD, Class B, 2.055% (1 Month
	USD LIBOR + 135 bps), 2/15/31 (144A)	9,986,699
19,750,000(b)	Exantas Capital Corp., Series 2020-RSO8, Class A, 2.85%
	(1 Month USD LIBOR + 115 bps), 3/15/35 (144A)	17,027,711
5,042,070(b)	FREMF Mortgage Trust, Series 2014-KF03, Class B,
	6.015% (1 Month USD LIBOR + 450 bps),
	1/25/21 (144A)	4,961,737
1,715,812(b)	FREMF Mortgage Trust, Series 2014-KF05, Class B,
	5.515% (1 Month USD LIBOR + 400 bps),
	9/25/22 (144A)	1,653,666
2,930,828(b)	FREMF Mortgage Trust, Series 2014-KS02, Class B,
	6.515% (1 Month USD LIBOR + 500 bps),
	8/25/23 (144A)	2,865,732
3,907,816(b)	FREMF Mortgage Trust, Series 2018-KI01, Class B, 3.965%
	(1 Month USD LIBOR + 245 bps), 9/25/22 (144A)	3,762,519
5,009,151(b)	GPMT, Ltd., Series 2018-FL1, Class A, 1.673% (1 Month
	USD LIBOR + 90 bps), 11/21/35 (144A)	4,842,010
3,250,000(b)	GPMT, Ltd., Series 2018-FL1, Class AS, 1.973% (1 Month
	USD LIBOR + 120 bps), 11/21/35 (144A)	3,125,911
18,000,000(b)	Great Wolf Trust, Series 2019-WOLF, Class D, 2.638%
	(1 Month USD LIBOR + 193 bps), 12/15/36 (144A)	14,936,362
9,400,000(d)	GS Mortgage Securities Corp. Trust, Series 2016-RENT,
	Class E, 4.067%, 2/10/29 (144A)	9,093,506
3,500,000(b)	GS Mortgage Securities Corp. Trust, Series 2017-STAY,
	Class B, 1.805% (1 Month USD LIBOR +
	110 bps), 7/15/32 (144A)	3,130,866
10,900,000(b)	GS Mortgage Securities Corp. Trust, Series 2018-TWR,
	Class A, 1.605% (1 Month USD LIBOR +
	90 bps), 7/15/31 (144A)	9,235,379
11,000,000(b)	GS Mortgage Securities Corp. Trust, Series 2019-70P,
	Class D, 2.455% (1 Month USD LIBOR +
	175 bps), 10/15/36 (144A)	9,072,575
7,400,000(b)	GS Mortgage Securities Corp. Trust, Series 2019-SMP,
	Class D, 2.655% (1 Month USD LIBOR +
	195 bps), 8/15/32 (144A)	5,685,345
10,000,000(b)	GS Mortgage Securities Corp. Trust, Series 2020-DUNE,
	Class A, 1.805% (1 Month USD LIBOR +
	110 bps), 12/15/36 (144A)	8,110,090
9,000,000(b)	GS Mortgage Securities Corp. Trust, Series 2020-DUNE,
	Class E, 3.205% (1 Month USD LIBOR +
	250 bps), 12/15/36 (144A)	6,959,524

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20 61

Schedule of Investments | 3/31/20 (continued)

Principal
Amount
USD ($)		Value
	Commercial Mortgage-Backed Securities — (continued)
4,300,000(b)	GS Mortgage Securities Trust, Series 2018-HART, Class A,
	1.795% (1 Month USD LIBOR + 109 bps),
	10/15/31 (144A)	$ 4,115,802
9,729,000(b)	GS Mortgage Securities Trust, Series 2018-HART, Class B,
	2.005% (1 Month USD LIBOR + 130 bps),
	10/15/31 (144A)	9,284,876
8,652,895(b)	HPLY Trust, Series 2019-HIT, Class C, 2.305% (1 Month
	USD LIBOR + 160 bps), 11/15/36 (144A)	6,710,929
8,300,000(b)	Hudsons Bay Simon JV Trust, Series 2015-HBFL,
	Class AFL, 3.498% (1 Month USD LIBOR + 183 bps),
	8/5/34 (144A)	7,697,277
8,665,000(b)	InTown Hotel Portfolio Trust, Series 2018-STAY, Class A,
	1.405% (1 Month USD LIBOR + 70 bps),
	1/15/33 (144A)	7,883,494
4,230,000(b)	InTown Hotel Portfolio Trust, Series 2018-STAY, Class B,
	1.755% (1 Month USD LIBOR + 105 bps),
	1/15/33 (144A)	3,782,301
2,078,000(d)	JP Morgan Chase Commercial Mortgage Securities Trust,
	Series 2015-UES, Class C, 3.621%, 9/5/32 (144A)	2,051,675
11,900,000(b)	JP Morgan Chase Commercial Mortgage Securities Trust,
	Series 2017-FL11, Class B, 1.805% (1 Month USD LIBOR
	+ 110 bps), 10/15/32 (144A)	11,676,889
7,300,000(b)	JP Morgan Chase Commercial Mortgage Securities Trust,
	Series 2018-PHH, Class B, 1.865% (1 Month USD LIBOR
	+ 116 bps), 6/15/35 (144A)	6,366,161
2,800,000(b)	JP Morgan Chase Commercial Mortgage Securities Trust,
	Series 2018-WPT, Class BFL, 2.627% (1 Month USD
	LIBOR + 125 bps), 7/5/33 (144A)	2,548,633
4,000,000(b)	JP Morgan Chase Commercial Mortgage Securities Trust,
	Series 2018-WPT, Class CFL, 3.027% (1 Month USD
	LIBOR + 165 bps), 7/5/33 (144A)	3,525,933
3,600,000(b)	JP Morgan Chase Commercial Mortgage Securities Trust,
	Series 2019-BKWD, Class C, 2.305% (1 Month USD LIBOR
	+ 160 bps), 9/15/29 (144A)	3,306,243
1,650,000(b)	JP Morgan Chase Commercial Mortgage Securities Trust,
	Series 2019-BKWD, Class E, 3.305% (1 Month USD LIBOR
	+ 260 bps), 9/15/29 (144A)	1,566,483
10,300,000(b)	JP Morgan Chase Commercial Mortgage Securities Trust,
	Series 2019-MFP, Class E, 2.865% (1 Month USD LIBOR
	+ 216 bps), 7/15/36 (144A)	8,569,453
194,615	JPMBB Commercial Mortgage Securities Trust, Series
	2014-C19, Class A2, 3.046%, 4/15/47	195,467
18,050,000(b)	MBRT, Series 2019-MBR, Class B, 1.855% (1 Month USD
	LIBOR + 115 bps), 11/15/36 (144A)	15,437,181
20,000,000(b)	MF1, Ltd., Series 2019-FL2, Class A, 2.077% (1 Month
	USD LIBOR + 113 bps), 12/25/34 (144A)	17,040,114
10,313,648(b)	MMFL Re-REMIC Trust, Series 2019-1, Class A, 2.347%
	(1 Month USD LIBOR + 140 bps), 1/28/24 (144A)	9,950,362

The accompanying notes are an integral part of these financial statements.
62 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20

Principal
Amount
USD ($)		Value
	Commercial Mortgage-Backed Securities — (continued)
1,780,419(d)	Morgan Stanley Capital I Trust, Series 2007-T25,
	Class AJ, 5.574%, 11/12/49	$ 1,782,194
8,500,000(b)	Morgan Stanley Capital I Trust, Series 2017-ASHF,
	Class B, 1.955% (1 Month USD LIBOR +
	125 bps), 11/15/34 (144A)	6,891,516
8,250,000(b)	Morgan Stanley Capital I Trust, Series 2017-CLS,
	Class C, 1.705% (1 Month USD LIBOR +
	100 bps), 11/15/34 (144A)	7,741,199
9,975,000(b)	Morgan Stanley Capital I Trust, Series 2018-BOP,
	Class B, 1.955% (1 Month USD LIBOR +
	125 bps), 8/15/33 (144A)	9,352,538
9,280,000(b)	Morgan Stanley Capital I Trust, Series 2019-AGLN,
	Class C, 2.155% (1 Month USD LIBOR +
	145 bps), 3/15/34 (144A)	7,928,139
7,275,000(b)	Morgan Stanley Capital I Trust, Series 2019-NUGS,
	Class D, 3.3% (1 Month USD LIBOR +
	180 bps), 12/15/36 (144A)	6,877,208
14,300,000(b)	Morgan Stanley Capital I Trust, Series 2019-PLND,
	Class C, 2.205% (1 Month USD LIBOR +
	150 bps), 5/15/36 (144A)	11,560,486
9,709,619(b)	Motel 6 Trust, Series 2017-MTL6, Class C, 2.105%
	(1 Month USD LIBOR + 140 bps), 8/15/34 (144A)	8,205,731
5,220,000(b)	MTRO Commercial Mortgage Trust, Series 2019-TECH,
	Class C, 2.005% (1 Month USD LIBOR +
	130 bps), 12/15/33 (144A)	4,800,638
3,662,523(b)	Natixis Commercial Mortgage Securities Trust, Series
	2018-FL1, Class MCR1, 4.009% (1 Month USD
	LIBOR + 235 bps), 6/15/35 (144A)	3,361,899
11,500,000(b)	Natixis Commercial Mortgage Securities Trust, Series
	2019-MILE, Class B, 2.505% (1 Month USD LIBOR
	+ 180 bps), 7/15/36 (144A)	10,811,126
321,083(b)	NCUA Guaranteed Notes Trust, Series 2011-C1, Class 2A,
	1.546% (1 Month USD LIBOR + 53 bps), 3/9/21	320,721
2,039,294(b)	RETL, Series 2019-RVP, Class A, 1.855% (1 Month USD
	LIBOR + 115 bps), 3/15/36 (144A)	1,863,496
7,006,040(b)	SLIDE, Series 2018-FUN, Class B, 1.955% (1 Month USD
	LIBOR + 125 bps), 6/15/31 (144A)	6,371,917
2,020,108(d)	Sutherland Commercial Mortgage Loans, Series
	2017-SBC6, Class A, 3.192%, 5/25/37 (144A)	1,873,695
4,236,828(d)	Sutherland Commercial Mortgage Loans, Series
	2018-SBC7, Class A, 4.72%, 5/25/39 (144A)	3,556,802
4,374,433(b)	Tharaldson Hotel Portfolio Trust, Series 2018-THL,
	Class C, 2.355% (1 Month USD LIBOR +
	135 bps), 11/11/34 (144A)	3,930,757
7,400,000(b)	VMC Finance LLC, Series 2018-FL2, Class B, 2.15%
	(1 Month USD LIBOR + 135 bps), 10/15/35 (144A)	6,530,003
3,166,400(d)	WaMu Commercial Mortgage Securities Trust,
	Series 2006-SL1, Class C, 3.717%, 11/23/43 (144A)	3,192,175

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20 63

Schedule of Investments | 3/31/20 (continued)

Principal
Amount
USD ($)		Value
	Commercial Mortgage-Backed Securities — (continued)
12,800,000(b)	Wells Fargo Commercial Mortgage Trust, Series
	2017-SMP, Class C, 1.905% (1 Month USD LIBOR +
	120 bps), 12/15/34 (144A)	$ 10,527,260
17,500,000(b)	XCAL Mortgage Trust, Series 2019-1, Class A, 4.4%
	(1 Month USD LIBOR + 225 bps), 11/6/21 (144A)	17,408,496
14,200,000(b)	XCALI Mortgage Trust, Series 2020-1, Class A, 4.05%
	(1 Month USD LIBOR + 240 bps), 1/22/23 (144A)	14,264,467
13,500,000(b)	XCALI Mortgage Trust, Series 2020-2, Class A, 4.05%
	(1 Month USD LIBOR + 200 bps), 2/7/23 (144A)	13,552,578
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
	(Cost $676,529,073)	$ 602,845,300
	CORPORATE BONDS — 14.0% of Net Assets
	Auto Manufacturers — 1.1%
2,850,000(b)	American Honda Finance Corp., 1.807% (3 Month
	USD LIBOR + 54 bps), 6/27/22	$ 2,648,961
4,275,000(b)	American Honda Finance Corp., 1.923% (3 Month
	USD LIBOR + 21 bps), 2/12/21	4,168,785
7,500,000(b)	BMW US Capital LLC, 2.074% (3 Month USD LIBOR +
	37 bps), 8/14/20 (144A)	7,432,076
2,015,000(b)	Ford Motor Credit Co. LLC, 2.728% (3 Month USD LIBOR +
	88 bps), 10/12/21	1,852,785
6,750,000(b)	Nissan Motor Acceptance Corp., 1.261% (3 Month
	USD LIBOR + 52 bps), 3/15/21 (144A)	6,625,247
6,020,000	Nissan Motor Acceptance Corp., 2.55%, 3/8/21 (144A)	5,795,291
8,889,000(b)	PACCAR Financial Corp., 1.994% (3 Month USD LIBOR +
	26 bps), 5/10/21	8,526,765
14,245,000(b)	Volkswagen Group of America Finance LLC, 2.064%
	(3 Month USD LIBOR + 86 bps), 9/24/21 (144A)	13,046,260
5,550,000(b)	Volkswagen Group of America Finance LLC, 2.653%
	(3 Month USD LIBOR + 94 bps), 11/12/21 (144A)	5,431,225
	Total Auto Manufacturers	$ 55,527,395
	Banks — 6.7%
15,262,000(d)	Bank of America Corp., 2.369%, 7/21/21	$ 15,251,692
2,082,000(b)	Bank of America Corp., 3.239% (3 Month USD LIBOR +
	142 bps), 4/19/21	2,061,596
2,675,000(b)	Bank of Nova Scotia, 2.259% (3 Month USD LIBOR +
	44 bps), 4/20/21	2,621,386
6,210,000(b)	Banque Federative du Credit Mutuel SA, 2.549%
	(3 Month USD LIBOR + 73 bps), 7/20/22 (144A)	6,127,437
17,185,000(b)	Barclays Plc, 3.122% (3 Month USD LIBOR +
	143 bps), 2/15/23	16,178,371
1,200,000(b)	Barclays Plc, 3.459% (3 Month USD LIBOR +
	163 bps), 1/10/23	1,153,812
16,311,000(b)	BPCE SA, 2.903% (3 Month USD LIBOR + 122 bps),
	5/22/22 (144A)	15,669,325

The accompanying notes are an integral part of these financial statements.
64 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20

Principal
Amount
USD ($)		Value
	Banks — (continued)
4,550,000(b)	Capital One NA, 2.554%, 8/8/22	$ 4,452,361
5,890,000	Capital One NA, 2.95%, 7/23/21	5,907,290
9,095,000(b)	Citibank NA, 2.063%, 2/12/21	9,011,353
6,831,000(b)	Citigroup, Inc., 2.069% (3 Month USD LIBOR +
	107 bps), 12/8/21	6,718,542
10,771,000	Citigroup, Inc., 2.7%, 3/30/21	10,815,781
12,500,000(b)	Citigroup, Inc., 2.754% (3 Month USD LIBOR +
	96 bps), 4/25/22	12,238,688
970,000(b)	Citigroup, Inc., 2.953% (3 Month USD LIBOR +
	119 bps), 8/2/21	963,611
2,320,000(b)	Credit Suisse Group AG, 1.941% (3 Month USD LIBOR +
	120 bps), 12/14/23 (144A)	2,030,292
1,000,000(b)	Credit Suisse Group Funding Guernsey, Ltd.,
	4.109%, 4/16/21	1,000,597
4,400,000(b)	DNB Bank ASA, 2.2% (3 Month USD LIBOR + 62 bps),
	12/2/22 (144A)	4,191,371
8,505,000(b)	Federation des Caisses Desjardins du Quebec, 2.1%
	(3 Month USD LIBOR + 33 bps), 10/30/20 (144A)	8,397,342
2,995,000(b)	Goldman Sachs Group, Inc., 1.941% (3 Month USD
	LIBOR + 120 bps), 9/15/20	2,992,837
1,000,000(b)	Goldman Sachs Group, Inc., 2.862%, 11/15/21	980,000
13,530,000(b)	JPMorgan Chase & Co., 2.099%, 6/7/21	13,477,639
2,215,000	JPMorgan Chase & Co., 2.55%, 3/1/21	2,220,297
2,905,000(b)	KeyBank NA, 2.423% (3 Month USD LIBOR +
	66 bps), 2/1/22	2,731,014
8,000,000(b)	Macquarie Bank, Ltd., 2.187% (3 Month USD LIBOR +
	45 bps), 8/6/21 (144A)	7,758,472
2,968,000(b)	Mitsubishi UFJ Financial Group, Inc., 2.444%
	(3 Month USD LIBOR + 65 bps), 7/26/21	2,844,492
3,735,000(b)	Mitsubishi UFJ Financial Group, Inc., 2.584%
	(3 Month USD LIBOR + 79 bps), 7/25/22	3,574,221
6,500,000(b)	Mizuho Financial Group, Inc., 1.623% (3 Month
	USD LIBOR + 85 bps), 9/13/23	5,955,939
250,000(b)	Mizuho Financial Group, Inc., 1.648% (3 Month
	USD LIBOR + 88 bps), 9/11/22	240,203
12,195,000(b)	Mizuho Financial Group, Inc., 2.553% (3 Month
	USD LIBOR + 94 bps), 2/28/22	11,739,125
2,425,000	PNC Bank NA, 2.0%, 5/19/20	2,421,776
4,114,000(b)	PNC Bank NA, 2.252% (3 Month USD LIBOR +
	45 bps), 7/22/22	3,988,112
2,914,000(b)	PNC Bank NA, 2.294% (3 Month USD LIBOR +
	50 bps), 7/27/22	2,816,192
7,825,000	PNC Bank NA, 2.3%, 6/1/20	7,825,391
3,175,000	PNC Bank NA, 2.45%, 11/5/20	3,180,628
3,878,000	PNC Bank NA, 2.5%, 1/22/21	3,885,696
5,502,000	Royal Bank of Canada, 2.15%, 10/26/20	5,499,227

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20 65

Schedule of Investments | 3/31/20 (continued)

Principal
Amount
USD ($)		Value
	Banks — (continued)
445,000(b)	Royal Bank of Canada, 2.16% (3 Month USD LIBOR +
	39 bps), 4/30/21	$ 435,016
9,000,000(b)	Royal Bank of Canada, 2.194% (3 Month USD LIBOR +
	40 bps), 1/25/21	8,851,828
2,310,000(b)	Royal Bank of Canada, 2.245% (3 Month USD LIBOR +
	47 bps), 4/29/22	2,217,296
681,000	Royal Bank of Canada, 2.35%, 10/30/20	682,311
14,715,000(b)	Skandinaviska Enskilda Banken AB, 1.429% (3 Month
	USD LIBOR + 65 bps), 12/12/22 (144A)	13,641,151
4,232,000(b)	Sumitomo Mitsui Financial Group, Inc., 2.559%
	(3 Month USD LIBOR + 74 bps), 10/18/22	4,192,565
15,919,000(b)	Sumitomo Mitsui Financial Group, Inc., 2.618%
	(3 Month USD LIBOR + 78 bps), 7/12/22	15,150,563
3,600,000	Toronto-Dominion Bank, 1.85%, 9/11/20	3,595,371
1,165,000(b)	Toronto-Dominion Bank, 2.11% (3 Month USD LIBOR +
	53 bps), 12/1/22	1,102,381
1,000,000(b)	Toronto-Dominion Bank, 2.459% (3 Month USD LIBOR +
	64 bps), 7/19/23	924,227
8,195,000	Toronto-Dominion Bank, 2.5%, 12/14/20	8,228,767
1,035,000(b)	Toronto-Dominion Bank, 2.874%, 4/7/21	1,028,720
8,847,000(b)	Truist Bank, 2.282% (3 Month USD LIBOR +
	59 bps), 5/17/22	8,627,278
3,970,000(b)	Truist Financial Corp., 1.983% (3 Month USD LIBOR +
	22 bps), 2/1/21	3,841,429
9,095,000(b)	US Bank NA, 0.0% (3 Month USD LIBOR +
	31 bps), 2/4/21	9,007,732
1,204,000(b)	US Bank NA, 1.986%, 5/21/21	1,183,699
1,315,000(b)	US Bank NA, 2.114% (3 Month USD LIBOR +
	32 bps), 4/26/21	1,295,018
12,490,000(b)	US Bank NA, 2.123% (3 Month USD LIBOR +
	44 bps), 5/23/22	12,091,210
9,451,000	Wells Fargo & Co., 2.5%, 3/4/21	9,452,643
3,350,000(b)	Wells Fargo & Co., 2.594% (3 Month USD LIBOR +
	134 bps), 3/4/21	3,291,682
9,754,000(b)	Wells Fargo & Co., 2.661% (3 Month USD LIBOR +
	93 bps), 2/11/22	9,566,304
7,325,000(b)	Wells Fargo & Co., 2.819% (3 Month USD LIBOR +
	103 bps), 7/26/21	7,261,181
3,776,000	Wells Fargo & Co., 3.0%, 1/22/21	3,810,823
4,849,000	Wells Fargo & Co., 4.6%, 4/1/21	4,954,268
6,430,000(b)	Wells Fargo Bank NA, 2.258% (3 Month USD LIBOR +
	62 bps), 5/27/22	6,338,396
	Total Banks	$ 349,693,967

The accompanying notes are an integral part of these financial statements.
66 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20

Principal
Amount
USD ($)		Value
Beverages — 0.2%
2,753,000	Constellation Brands, Inc., 3.75%, 5/1/21	$ 2,756,407
3,814,000	Pernod Ricard SA, 5.75%, 4/7/21 (144A)	3,924,397
	Total Beverages	$ 6,680,804
Chemicals — 0.6%
13,788,000(b)	Albemarle Corp., 2.742% (3 Month USD LIBOR +
	105 bps), 11/15/22 (144A)	$ 13,129,451
15,830,000(b)	DuPont de Nemours, Inc., 2.402% (3 Month USD
	LIBOR + 71 bps), 11/15/20	15,716,895
	Total Chemicals	$ 28,846,346
Commercial Services — 0.0%†
1,510,000	ERAC USA Finance LLC, 5.25%, 10/1/20 (144A)	$ 1,534,105
	Total Commercial Services	$ 1,534,105
Diversified Financial Services — 0.5%
7,510,000(b)	AIG Global Funding, 1.931% (3 Month USD LIBOR +
	48 bps), 7/2/20 (144A)	$ 7,457,272
1,855,000(b)	American Express Co., 2.373% (3 Month USD LIBOR +
	61 bps), 8/1/22	1,796,263
4,005,000(b)	Capital One Financial Corp., 2.22% (3 Month USD
	LIBOR + 45 bps), 10/30/20	3,943,758
15,850,000(b)	Capital One Financial Corp., 2.49% (3 Month USD
	LIBOR + 72 bps), 1/30/23	14,813,742
	Total Diversified Financial Services	$ 28,011,035
Electric — 0.0%†
2,460,000(b)	Duke Energy Corp., 2.204% (3 Month USD LIBOR +
	50 bps), 5/14/21 (144A)	$ 2,434,241
	Total Electric	$ 2,434,241
Food — 0.0%†
1,465,000(b)	Conagra Brands, Inc., 2.552% (3 Month USD LIBOR +
	75 bps), 10/22/20	$ 1,449,496
900,000(b)	Tyson Foods, Inc., 2.13% (3 Month USD LIBOR +
	55 bps), 6/2/20	897,737
	Total Food	$ 2,347,233
Gas — 0.1%
6,225,000(b)	Dominion Energy Gas Holdings LLC, 1.341% (3 Month
	USD LIBOR + 60 bps), 6/15/21	$ 5,983,719
	Total Gas	$ 5,983,719

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20 67

Schedule of Investments | 3/31/20 (continued)

Principal
Amount
USD ($)		Value
	Healthcare – Services — 0.4%
5,945,000(b)	UnitedHealth Group, Inc., 1.901% (3 Month USD LIBOR +
	7 bps), 10/15/20	$ 5,856,250
13,650,000	UnitedHealth Group, Inc., 1.95%, 10/15/20	13,647,625
	Total Healthcare – Services	$ 19,503,875
	Insurance — 0.5%
3,129,000(b)	Allstate Corp., 2.005%, 3/29/23	$ 2,959,215
1	Ambac Assurance Corp., 5.1%, 6/7/20 (144A)	1
2(b)	Ambac LSNI LLC, 6.45% (3 Month USD LIBOR +
	500 bps), 2/12/23 (144A)	2
2,152,000	Aon Corp., 5.0%, 9/30/20	2,173,653
4,380,000(b)	Metropolitan Life Global Funding I, 1.695% (SOFRRATE +
	57 bps), 1/13/23 (144A)	3,828,360
6,190,000	Metropolitan Life Global Funding I, 2.4%, 1/8/21 (144A)	6,168,239
4,531,000(b)	New York Life Global Funding, 2.057% (3 Month
	USD LIBOR + 32 bps), 8/6/21 (144A)	4,403,312
4,185,000	Protective Life Global Funding, 2.161%, 9/25/20 (144A)	4,157,576
	Total Insurance	$ 23,690,358
	Machinery – Construction & Mining — 0.1%
2,600,000(b)	Caterpillar Financial Services Corp., 1.279% (3 Month
	USD LIBOR + 28 bps), 9/7/21	$ 2,503,863
	Total Machinery – Construction & Mining	$ 2,503,863
	Machinery – Diversified — 0.3%
5,997,000(b)	John Deere Capital Corp., 1.156% (3 Month USD
	LIBOR + 26 bps), 9/10/21	$ 5,802,226
5,512,000(b)	John Deere Capital Corp., 1.379% (3 Month USD
	LIBOR + 38 bps), 3/7/22	5,329,123
4,500,000(b)	John Deere Capital Corp., 1.399% (3 Month USD
	LIBOR + 40 bps), 6/7/21	4,416,465
	Total Machinery – Diversified	$ 15,547,814
	Media — 0.1%
6,499,000(b)	NBCUniversal Enterprise, Inc., 1.833% (3 Month
	USD LIBOR + 40 bps), 4/1/21 (144A)	$ 6,412,433
	Total Media	$ 6,412,433
	Oil & Gas — 0.7%
5,766,000(b)	BP Capital Markets Plc, 1.611% (3 Month USD LIBOR +
	87 bps), 9/16/21	$ 5,673,695
2,775,000(b)	BP Capital Markets Plc, 1.702% (3 Month USD LIBOR +
	65 bps), 9/19/22	2,770,062
7,045,000	Canadian Natural Resources, Ltd., 3.45%, 11/15/21	6,576,520
2,295,000(b)	Chevron Corp., 1.993% (3 Month USD LIBOR +
	53 bps), 3/3/22	2,236,053

The accompanying notes are an integral part of these financial statements.
68 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20

Principal
Amount
USD ($)		Value
	Oil & Gas — (continued)
10,913,000(b)	Exxon Mobil Corp., 2.022% (3 Month USD LIBOR +
	33 bps), 8/16/22	$ 10,010,913
8,710,000(b)	Phillips 66, 2.247% (3 Month USD LIBOR + 60
	bps), 2/26/21	8,147,613
	Total Oil & Gas	$ 35,414,856
	Pharmaceuticals — 0.8%
7,636,000(b)	AbbVie, Inc., 2.346% (3 Month USD LIBOR +
	65 bps), 11/21/22 (144A)	$ 7,143,715
4,670,000(b)	Bayer US Finance II LLC, 1.846% (3 Month USD
	LIBOR + 63 bps), 6/25/21 (144A)	4,634,844
12,890,000(b)	Becton Dickinson & Co., 2.031% (3 Month USD
	LIBOR + 103 bps), 6/6/22	12,055,876
2,990,000(b)	Becton Dickinson & Co., 2.25% (3 Month USD LIBOR +
	88 bps), 12/29/20	2,889,088
6,730,000(b)	Cigna Corp., 1.493% (3 Month USD LIBOR + 65
	bps), 9/17/21	6,460,800
11,060,000(b)	Zoetis, Inc., 2.135% (3 Month USD LIBOR +
	44 bps), 8/20/21	10,148,691
	Total Pharmaceuticals	$ 43,333,014
	Pipelines — 1.2%
9,000,000	Enterprise Products Operating LLC, 2.8%, 2/15/21	$ 8,987,542
3,750,000	Enterprise Products Operating LLC, 2.85%, 4/15/21	3,705,860
3,453,000	Kinder Morgan, Inc., 5.0%, 2/15/21 (144A)	3,434,445
15,605,000(b)	MPLX LP, 2.099% (3 Month USD LIBOR + 110
	bps), 9/9/22	14,518,553
13,330,000	Sabine Pass Liquefaction LLC, 5.625%, 2/1/21	12,930,601
15,900,000(b)	Spectra Energy Partners LP, 2.014% (3 Month USD
	LIBOR + 70 bps), 6/5/20	15,730,308
1,380,000	Sunoco Logistics Partners Operations LP, 4.4%, 4/1/21	1,375,601
	Total Pipelines	$ 60,682,910
	REITS — 0.2%
7,910,000	Essex Portfolio LP, 5.2%, 3/15/21	$ 8,039,324
	Total REITS	$ 8,039,324
	Semiconductors — 0.4%
23,276,000	Broadcom Corp./Broadcom Cayman Finance, Ltd.,
	2.2%, 1/15/21	$ 22,967,763
	Total Semiconductors	$ 22,967,763
	Trucking & Leasing — 0.1%
1,400,000(b)	Aviation Capital Group LLC, 2.44% (3 Month USD
	LIBOR + 67 bps), 7/30/21 (144A)	$ 1,323,779
5,010,000(b)	GATX Corp., 2.461% (3 Month USD LIBOR +
	72 bps), 11/5/21	4,911,069

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20 69

Schedule of Investments | 3/31/20 (continued)

Principal
Amount
USD ($)		Value
Trucking & Leasing — (continued)
1,320,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 3.65%,
	7/29/21 (144A)	$ 1,336,388
	Total Trucking & Leasing	$ 7,571,236
TOTAL CORPORATE BONDS
	(Cost $750,425,808)	$ 726,726,291
FOREIGN GOVERNMENT BOND — 0.5% of
Net Assets
United States — 0.5%
25,000,000(b)	Federal National Mortgage Association, 0.23%
	(SOFRRATE + 22 bps), 3/16/22	$ 24,950,475
	Total United States	$ 24,950,475
TOTAL FOREIGN GOVERNMENT BOND
	(Cost $24,970,291)	$ 24,950,475
INSURANCE-LINKED SECURITIES — 2.2% of
Net Assets(e)
Event Linked Bonds — 1.0%
Earthquakes – California — 0.1%
600,000(b)	Ursa Re, 4.173% (3 Month U.S. Treasury Bill +
	414 bps), 12/10/20 (144A)	$ 587,400
750,000(b)	Ursa Re, 5.273% (3 Month U.S. Treasury Bill +
	524 bps), 9/24/21 (144A)	730,500
500,000(b)	Ursa Re, 5.783% (3 Month U.S. Treasury Bill +
	575 bps), 12/10/22 (144A)	485,000
$ 1,802,900
Earthquakes – Chile — 0.0%†
1,800,000(b)	International Bank for Reconstruction & Development,
3.992% (3 Month USD LIBOR + 250 bps),
	2/15/21 (144A)	$ 1,755,720
Earthquakes – Colombia — 0.0%†
1,300,000(b)	International Bank for Reconstruction & Development,
4.492% (3 Month USD LIBOR + 300 bps),
	2/15/21 (144A)	$ 1,259,050
Earthquakes – Japan — 0.0%†
500,000(b)	Kizuna Re II, 1.908% (3 Month U.S. Treasury Bill +
	188 bps), 4/11/23 (144A)	$ 494,450
450,000(b)	Nakama Re, 2.912% (6 Month USD LIBOR + 220
	bps), 10/13/21 (144A)	435,600
$ 930,050
Earthquakes – Mexico — 0.0%†
500,000(b)	International Bank for Reconstruction & Development,
4.421% (3 Month USD LIBOR + 350 bps),
	3/13/24 (144A)	$ 499,950

The accompanying notes are an integral part of these financial statements.
70 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20

Principal
Amount
USD ($)		Value
	Earthquakes – Peru — 0.0%†
700,000(b)	International Bank for Reconstruction & Development,
	7.492% (3 Month USD LIBOR + 600 bps),
	2/15/21 (144A)	$ 676,270
	Health – U.S. — 0.1%
250,000(b)	Vitality Re VIII, 1.783% (3 Month U.S. Treasury Bill +
	175 bps), 1/8/21 (144A)	$ 212,500
1,000,000(b)	Vitality Re VIII, 2.033% (3 Month U.S. Treasury Bill +
	200 bps), 1/8/21 (144A)	800,000
3,500,000(b)	Vitality Re X, 1.783% (3 Month U.S. Treasury Bill +
	175 bps), 1/10/23 (144A)	2,975,000
1,750,000(b)	Vitality Re X, 2.033% (3 Month U.S. Treasury Bill +
	200 bps), 1/10/23 (144A)	1,400,000
		$ 5,387,500
	Inland Flood – U.S. — 0.0%†
500,000(b)	FloodSmart Re, 11.278% (3 Month U.S. Treasury Bill +
	1,125 bps), 3/7/22 (144A)	$ 474,750
	Multiperil – Japan — 0.0%†
250,000(b)	Akibare Re, 3.323% (3 Month USD LIBOR + 190
	bps), 4/7/22 (144A)	$ 241,750
500,000(b)	Akibare Re, 3.323% (3 Month USD LIBOR + 190
	bps), 4/7/22 (144A)	479,500
		$ 721,250
	Multiperil – U.S. — 0.4%
1,500,000(b)	Bonanza RE, 4.783% (3 Month U.S. Treasury Bill +
	475 bps), 2/20/24 (144A)	$ 1,450,050
1,250,000(b)	Caelus Re V, 0.533% (1 Month U.S. Treasury Bill +
	50 bps), 6/5/20 (144A)	1,087,500
1,000,000(b)	Caelus Re V, 3.163% (3 Month U.S. Treasury Bill +
	313 bps), 6/5/20 (144A)	951,000
500,000(b)	Caelus Re V, 3.963% (3 Month U.S. Treasury Bill +
	393 bps), 6/7/21 (144A)	477,900
750,000(b)	Caelus Re V, 4.673% (3 Month U.S. Treasury Bill +
	464 bps), 6/7/21 (144A)	698,625
750,000(b)	Caelus Re VI, 5.533% (3 Month U.S. Treasury Bill +
	550 bps), 6/7/24 (144A)	720,075
500,000(b)	Fortius Re II, 4.913% (6 Month USD LIBOR +
	342 bps), 7/7/21 (144A)	495,200
1,700,000(b)	Kilimanjaro II Re, 8.722% (6 Month USD LIBOR +
	791 bps), 4/21/22 (144A)	1,646,280
1,000,000(b)	Northshore Re II, 7.563% (3 Month U.S. Treasury Bill +
	753 bps), 7/6/20 (144A)	996,000
2,350,000(b)	Residential Reinsurance 2016, 4.003% (3 Month
	U.S. Treasury Bill + 397 bps), 12/6/20 (144A)	2,313,105
2,100,000(b)	Residential Reinsurance 2017, 3.203% (3 Month
	U.S. Treasury Bill + 317 bps), 6/6/21 (144A)	2,042,040

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20 71

Schedule of Investments | 3/31/20 (continued)

Principal
Amount
USD ($)		Value
Multiperil – U.S. — (continued)
2,900,000(b)	Residential Reinsurance 2017, 5.793% (3 Month
	U.S. Treasury Bill + 576 bps), 12/6/21 (144A)	$ 2,745,140
1,250,000(b)	Residential Reinsurance 2018, 3.283% (3 Month
	U.S. Treasury Bill + 325 bps), 6/6/22 (144A)	1,196,375
500,000(b)	Residential Reinsurance 2019, 4.533% (3 Month
	U.S. Treasury Bill + 450 bps), 6/6/23 (144A)	489,000
3,350,000(b)	Tailwind Re, 7.393% (3 Month U.S. Treasury Bill +
	736 bps), 1/8/22 (144A)	3,268,930
$ 20,577,220
Multiperil – U.S. Regional — 0.0%†
1,250,000(b)	Long Point Re III, 2.783% (3 Month U.S. Treasury Bill +
	275 bps), 6/1/22 (144A)	$ 1,211,000
Multiperil – Worldwide — 0.1%
1,250,000(b)	Galilei Re, 6.704% (6 Month USD LIBOR + 513
	bps), 1/8/21 (144A)	$ 1,237,000
550,000(b)	Galilei Re, 7.254% (6 Month USD LIBOR + 568
	bps), 1/8/21 (144A)	543,675
2,300,000(b)	Galilei Re, 7.454% (6 Month USD LIBOR + 588
	bps), 1/8/21 (144A)	2,273,320
$ 4,053,995
Pandemic – U.S. — 0.1%
1,250,000(b)	Vitality Re XI, 1.833% (3 Month U.S. Treasury Bill +
	180 bps), 1/9/24 (144A)	$ 1,000,000
3,000,000(b)	Vitality Re XI, 1.533% (3 Month U.S. Treasury Bill +
	150 bps), 1/9/24 (144A)	2,550,000
$ 3,550,000
Pandemic – Worldwide — 0.0%†
1,250,000(b)	International Bank for Reconstruction & Development,
8.373% (6 Month USD LIBOR + 690 bps),
	7/15/20 (144A)	$ 1,000,000
1,750,000(b)	Vita Capital VI, Ltd., 4.614% (6 Month USD LIBOR +
	290 bps), 1/8/21 (144A)	1,645,000
$ 2,645,000
Windstorm – Florida — 0.1%
2,500,000(b)	Casablanca Re, 4.808% (6 Month USD LIBOR +
	402 bps), 6/4/20 (144A)	$ 2,500,000
2,500,000(b)	Integrity Re, 5.564% (3 Month USD LIBOR +
	401 bps), 6/10/22 (144A)	2,372,250
$ 4,872,250
Windstorm – Japan — 0.0%†
1,500,000(b)	Aozora Re, 3.593% (6 Month USD LIBOR + 200
	bps), 4/7/21 (144A)	$ 1,474,050
Windstorm – Mexico — 0.0%†
500,000	International Bank for Reconstruction & Development,
	7.421%, 3/13/24	$ 480,750

The accompanying notes are an integral part of these financial statements.
72 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20

Principal
Amount
USD ($)		Value
Windstorm – U.S. — 0.0%†
250,000(b)	Bowline Re, 8.85% (3 Month U.S. Treasury Bill +
	885 bps), 3/20/23 (144A)	$ 243,250
Windstorm – U.S. Multistate — 0.0%†
3,475,000(b)	Citrus Re, 0.533% (1 Month U.S. Treasury Bill +
	50 bps), 4/9/20 (144A)	$ 173,750
Windstorm – U.S. Regional — 0.1%
500,000(f)	Matterhorn Re 2019-1, 12/7/22 (144A)	$ 480,650
2,000,000(b)	Matterhorn Re 2020-1, 7.5% (3 Month U.S. Treasury
	Bill + 750 bps), 12/7/21 (144A)	1,928,000
1,250,000(b)	Matterhorn Re 2020-2, 6.278% (3 Month U.S.
	Treasury Bill + 625 bps), 1/8/24 (144A)	1,204,750
$ 3,613,400
	Total Event Linked Bonds	$ 56,402,105

Face
Amount
USD ($)
	Collateralized Reinsurance — 0.6%
	Earthquakes – California — 0.1%
2,500,000(a)(g)	Adare Re 2020, 1/31/21	$ 2,532,512
	Multiperil – Massachusetts — 0.1%
3,000,000(a)(g)	Denning Re 2019, 7/31/20	$ 3,048,046
	Multiperil – U.S. — 0.1%
500,000(a)(g)	Dingle Re 2019, 2/1/21	$ 510,263
250,000(a)(g)	Dingle Re 2020, 1/31/21	240,252
1,500,000(a)(g)	Kingsbarns Re 2017, 5/19/20	1,500
4,000,000(a)(g)	Port Royal Re 2019, 5/31/20	4,105,534
2,000,000(a)(g)	Riviera Re 2019, 5/31/20	2,044,000
		$ 6,901,549
	Multiperil – U.S. & Canada — 0.1%
3,250,000(a)(g)	Leven Re 2020, 1/31/21	$ 3,180,633
	Multiperil – U.S. Regional — 0.1%
1,563,421(a)(g)	Ailsa Re 2018, 6/15/20	$ 75,670
2,750,000(a)(g)	Ailsa Re 2019, 6/30/20	2,904,505
2,500,000(a)(g)	Ocean View Re 2019, 6/30/20	2,560,414
		$ 5,540,589
	Multiperil – Worldwide — 0.1%
1,000,000(a)(g)	Cypress Re 2017, 1/10/21	$ 18,200
3,688,762(a)(g)	Kilarney Re 2018, 5/31/20	1,862,087
24,000(g)	Limestone Re 2016-1, 8/31/21	18,890
40,000(g)	Limestone Re 2016-1, 8/31/21	31,484

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20 73

Schedule of Investments | 3/31/20 (continued)

Face
Amount
USD ($)		Value
	Multiperil – Worldwide — (continued)
2,000,000(a)(g)	Limestone Re 2019-2, 3/1/24 (144A)	$ 2,077,000
1,500,000(a)(g)	Mid Ocean Re 2019, 7/31/20	1,508,059
2,500,000(a)(g)	Resilience Re, 5/1/20	250
2,000,000(a)(g)	Resilience Re, 4/6/21	200
		$ 5,516,170
	Windstorm – Florida — 0.0%†
2,000,000(a)(g)	Formby Re 2018, 2/28/21	$ 377,042
800,000(a)(g)	Portrush Re 2017, 6/15/20	510,480
		$ 887,522
	Windstorm – North Carolina — 0.0%†
1,998,900(g)	Lahinch Re 2019, 5/31/20	$ 29,151
	Windstorm – U.S. Regional — 0.0%†
500,000(a)(g)	Oakmont Re 2017, 4/15/20	$ 14,700
2,500,000(a)(g)	Oakmont Re 2019, 4/30/21	1,730,780
1,500,000(g)	Resilience Re, 6/8/20	727,500
		$ 2,472,980
	Total Collateralized Reinsurance	$ 30,109,152
	Industry Loss Warranties — 0.0%†
	Multiperil – U.S. — 0.0%†
2,250,000(a)(g)	Scotscraig Re 2020, 1/31/21	$ 2,105,050
	Total Industry Loss Warranties	$ 2,105,050
	Reinsurance Sidecars — 0.6%
	Multiperil – U.S. — 0.1%
750,000(a)(g)	Carnoustie Re 2016, 11/30/20	$ 20,250
2,000,000(a)(g)	Carnoustie Re 2017, 11/30/21	271,700
1,500,000(g)	Carnoustie Re 2018, 12/31/21	16,800
1,100,000(a)(g)	Carnoustie Re 2019, 12/31/22	1,275,450
1,500,000(a)(g)	Castle Stuart Re 2018, 12/1/21	430,820
2,000,000(a)(h)	Harambee Re 2018, 12/31/21	130,000
4,000,000(h)	Harambee Re 2019, 12/31/22	382,000
625,004(a)(g)	Sector Re V, Series 7, Class G, 3/1/22 (144A)	89,437
		$ 2,616,457
	Multiperil – Worldwide — 0.5%
2,000(a)(g)	Alturas Re 2019-1, 6/3/20	$ 72,743
36,448(a)(g)	Alturas Re 2019-2, 3/10/22	317,553
500,000(a)(g)	Arlington Re 2015, 2/1/21	24,300
2,500,000(a)(g)	Bantry Re 2016, 3/31/21	201,500
2,000,000(a)(g)	Bantry Re 2017, 3/31/21	472,200
2,000,000(a)(g)	Bantry Re 2018, 12/31/21	22,800

The accompanying notes are an integral part of these financial statements.
74 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20

Face
Amount
USD ($)		Value
	Multiperil – Worldwide — (continued)
4,000,000(g)	Bantry Re 2019, 12/31/22	$ 136,000
1,250,000(a)(g)	Berwick Re 2017-1, 2/1/21	41,375
5,120,164(a)(g)	Berwick Re 2018-1, 12/31/21	623,124
3,658,035(a)(g)	Berwick Re 2019-1, 12/31/22	3,947,803
1,500,000(h)	Blue Lotus Re 2018, 12/31/21	93,300
75,000(g)	Eden Re II, 3/22/22 (144A)	100,434
113,405(g)	Eden Re II, 3/22/22 (144A)	130,763
4,000(a)(g)	Eden Re II, 3/22/23 (144A)	34,170
35,797(a)(g)	Eden Re II, 3/22/23 (144A)	314,230
1,300,000(g)	Gleneagles Re 2016, 11/30/20	40,560
2,118,314(a)(g)	Gullane Re 2018, 12/31/21	1,994,625
2,000(g)	Limestone Re 2018, 3/1/22	4,385
500,000(g)	Lion Rock Re 2019, 1/31/21	46,150
4,000,000(a)(h)	Lorenz Re 2018, 7/1/21	286,800
2,744,544(a)(h)	Lorenz Re 2019, 6/30/22	2,481,891
3,000,000(a)(g)	Merion Re 2018-2, 12/31/21	3,268,200
977,820(a)(h)	NCM Re 2019, 12/31/22	216,489
2,500,000(g)	Pangaea Re 2015-1, 2/28/21	3,270
2,800,000(g)	Pangaea Re 2015-2, 5/29/20	4,175
2,500,000(g)	Pangaea Re 2016-1, 11/30/20	5,549
1,500,000(g)	Pangaea Re 2016-2, 11/30/20	4,464
2,000,000(a)(g)	Pangaea Re 2017-1, 11/30/21	32,200
1,500,000(a)(g)	Pangaea Re 2017-3, 5/31/22	76,486
2,000,000(a)(g)	Pangaea Re 2018-1, 12/31/21	117,600
4,000,000(a)(g)	Pangaea Re 2018-3, 7/1/22	82,974
2,800,000(a)(g)	Pangaea Re 2019-1, 2/1/23	58,345
2,941,254(a)(g)	Pangaea Re 2019-3, 7/1/23	2,958,492
2,400,000(a)(g)	Sector Re V, 12/1/23 (144A)	1,715,301
379(g)	Sector Re V, Series 8, Class F, 3/1/23 (144A)	22,253
1,331(g)	Sector Re V, Series 8, Class G, 3/1/23 (144A)	56,311
2,000,000(a)(g)	Sector Re V, Series 9, Class A, 3/1/24 (144A)	1,733,347
1,600,000(a)(g)	Sector Re V, Series 9, Class D, 12/1/24 (144A)	1,671,632
874,996(a)(g)	Sector Re V, Series 9, Class G, 3/1/24 (144A)	1,022,631
1,250,000(a)(g)	St. Andrews Re 2017-1, 2/1/21	84,750
1,737,984(a)(g)	St. Andrews Re 2017-4, 6/1/20	171,018
750,000(a)(h)	Thopas Re 2018, 12/31/21	15,975
3,000,000(a)(h)	Thopas Re 2019, 12/31/22	570,000
2,600,000(a)(g)	Versutus Re 2017, 11/30/21	20,280
2,000,000(a)(g)	Versutus Re 2018, 12/31/21	—
1,765,095(g)	Versutus Re 2019-A, 12/31/21	151,975
1,434,906(g)	Versutus Re 2019-B, 12/31/21	123,545
750,000(a)(h)	Viribus Re 2018, 12/31/21	41,475

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20 75

Schedule of Investments | 3/31/20 (continued)

Face
Amount
USD ($)		Value
	Multiperil – Worldwide — (continued)
2,500,000(h)	Viribus Re 2019, 12/31/22	$ 45,250
1,724,784(a)(g)	Woburn Re 2018, 12/31/21	230,776
809,418(a)(g)	Woburn Re 2019, 12/31/22	473,348
		$ 26,364,817
	Total Reinsurance Sidecars	$ 28,981,274
	TOTAL INSURANCE-LINKED SECURITIES
	(Cost $126,144,688)	$ 117,597,581

Principal
Amount
USD ($)
MUNICIPAL BOND — 0.0%† of Net Assets(i)
Municipal Student Loan — 0.0%†
116,620(b)	Louisiana Public Facilities Authority, Student Loan Backed,
Series A, 2.694% (3 Month USD LIBOR +
	90 bps), 4/26/27	$ 116,590
	Total Municipal Student Loan	$ 116,590
TOTAL MUNICIPAL BOND
	(Cost $117,090)	$ 116,590
SENIOR SECURED FLOATING RATE LOAN
INTERESTS — 2.7% of Net Assets*(b)
Aerospace & Defense — 0.1%
2,424,514	American Airlines, Inc., 2018 Replacement Term Loan,
	2.709% (LIBOR + 175 bps), 6/27/25	$ 2,008,710
744,375	MRO Holdings, Inc., Initial Term Loan, 6.45% (LIBOR +
	500 bps), 6/4/26	595,500
86,135	United Airlines, Inc., Refinanced Term Loan, 2.739%
	(LIBOR + 175 bps), 4/1/24	78,382
	Total Aerospace & Defense	$ 2,682,592
Automobile — 0.0%†
1,433,905	Cooper-Standard Automotive, Inc., Additional Term B-1
	Loan, 2.989% (LIBOR + 200 bps), 11/2/23	$ 982,225
468,015	CWGS Group LLC (aka Camping World, Inc.), Term
	Loan, 3.766% (LIBOR + 275 bps), 11/8/23	312,789
291,667	Visteon Corp., New Term Loan, 2.787% (LIBOR +
	175 bps), 3/25/24	255,208
	Total Automobile	$ 1,550,222
Beverage, Food & Tobacco — 0.0%†
995,000	US Foods, Inc. (aka U.S. Foodservice, Inc.), Incremental
B-2019 Term Loan, 3.072% (LIBOR +
	200 bps), 9/13/26	$ 927,009
	Total Beverage, Food & Tobacco	$ 927,009

The accompanying notes are an integral part of these financial statements.
76 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20

Principal
Amount
USD ($)		Value
Broadcasting & Entertainment — 0.1%
1,087,297	Gray Television, Inc., Term B-2 Loan, 3.765% (LIBOR +
	225 bps), 2/7/24	$ 1,030,214
2,000,001	Gray Television, Inc., Term C Loan, 4.015% (LIBOR +
	250 bps), 1/2/26	1,930,001
	Total Broadcasting & Entertainment	$ 2,960,215
Building Materials — 0.1%
1,091,190	Circor International, Inc., New Term Loan, 4.061%
	(LIBOR + 325 bps), 12/11/24	$ 889,320
2,739,962	Summit Materials LLC, New Term Loan, 2.989% (LIBOR +
	200 bps), 11/21/24	2,428,292
	Total Building Materials	$ 3,317,612
Buildings & Real Estate — 0.2%
2,429,860	Beacon Roofing Supply, Inc., Initial Term Loan, 3.239%
	(LIBOR + 225 bps), 1/2/25	$ 2,211,172
1,012,188	Cushman & Wakefield US Borrower LLC, Replacement
	Term Loan, 3.739% (LIBOR + 275 bps), 8/21/25	910,969
1,277,250	Southwire Co. LLC (f.k.a Southwire Co.), Initial Term Loan,
	2.739% (LIBOR + 175 bps), 5/19/25	1,168,684
2,100,000	VICI Properties 1 LLC, Term B Loan, 2.674% (LIBOR +
	175 bps), 12/20/24	1,940,751
643,435	WireCo WorldGroup, Inc. (WireCo WorldGroup Finance LP),
First Lien Initial Term Loan, 6.072% (LIBOR +
	500 bps), 9/29/23	517,965
	Total Buildings & Real Estate	$ 6,749,541
Chemicals, Plastics & Rubber — 0.2%
2,411,014	Axalta Coating Systems Dutch Holding B BV (Axalta
Coating Systems U.S. Holdings, Inc.), Term B-3 Dollar
	Loan, 3.2% (LIBOR + 175 bps), 6/1/24	$ 2,278,408
4,466,250	Berry Global, Inc. (fka Berry Plastics Corp.), Term Y Loan,
	2.863% (LIBOR + 200 bps), 7/1/26	4,229,539
1,897,792	PQ Corp., Third Amendment Tranche B-1 Term Loan,
	4.027% (LIBOR + 225 bps), 2/7/27	1,726,991
965,072	Reynolds Group Holdings, Inc., Incremental US Term Loan,
	3.739% (LIBOR + 275 bps), 2/5/23	920,437
4,471,317	Tronox Finance LLC, First Lien Initial Dollar Term Loan,
	3.93% (LIBOR + 275 bps), 9/23/24	4,020,460
292,530	Twist Beauty International Holdings SA, Facility B2,
	4.907% (LIBOR + 300 bps), 4/22/24	237,681
	Total Chemicals, Plastics & Rubber	$ 13,413,516
Computers & Electronics — 0.1%
750,000	Celestica, Inc., Incremental Term B–2 Loan, 3.459%
	(LIBOR + 250 bps), 6/27/25	$ 667,500
1,990,000	NCR Corp., Initial Term Loan, 3.49% (LIBOR +
	250 bps), 8/28/26	1,820,850
	Total Computers & Electronics	$ 2,488,350

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20 77

Schedule of Investments | 3/31/20 (continued)

Principal
Amount
USD ($)		Value
Consumer Services — 0.0%†
1,036,174	Prime Security Services Borrower LLC (aka Protection 1
Security Solutions), First Lien 2019 Refinancing
Term B-1 Loan, 4.606% (LIBOR +
	325 bps), 9/23/26	$ 942,919
	Total Consumer Services	$ 942,919
Diversified & Conglomerate Manufacturing — 0.0%†
904,422	Delos Finance S.a r.l., New Term Loan, 3.2% (LIBOR +
	175 bps), 10/6/23	$ 807,762
	Total Diversified & Conglomerate Manufacturing	$ 807,762
Diversified & Conglomerate Service — 0.1%
2,000,828	Avis Budget Car Rental LLC, New Tranche B Term Loan,
	2.74% (LIBOR + 175 bps), 8/6/27	$ 1,730,716
102,875	AVSC Holding Corp. (aka PSAV, Inc.), First Lien Initial Term
	Loan, 4.888% (LIBOR + 325 bps), 3/3/25	64,297
1,867,900	Bright Horizons Family Solutions LLC (fka Bright Horizons
Family Solutions, Inc.), Term B Loan, 2.739%
	(LIBOR + 175 bps), 11/7/23	1,811,863
1,038,015	Change Healthcare Holdings, Inc. (fka Emdeon, Inc.),
Closing Date Term Loan, 3.498% (LIBOR +
	250 bps), 3/1/24	958,434
490,205	DG Investment Intermediate Holdings 2, Inc. (aka
Convergint Technologies Holdings LLC), First Lien Initial
	Term Loan, 3.989% (LIBOR + 300 bps), 2/3/25	424,027
466,109	DTI Holdco, Inc., Replacement B-1 Term Loan, 6.527%
	(LIBOR + 475 bps), 9/29/23	335,598
1,950,000	DynCorp International, Inc., Term Loan, 7.0% (LIBOR +
	600 bps), 8/18/25	1,759,875
1,950,000	Iqvia, Inc. (Quintiles IMS), Incremental Term B-2 Dollar
	Loan, 2.739% (LIBOR + 175 bps), 1/17/25	1,820,812
869,156	Jaguar Holding Co. I LLC (fka Jaguar Holding Co. I) (aka
Pharmaceutical Product Development LLC), 2018
	Term Loan, 3.5% (LIBOR + 250 bps), 8/18/22	838,012
1,475,298	Outfront Media Capital LLC (Outfront Media Capital Corp.),
Extended Term Loan, 2.547% (LIBOR +
	175 bps), 11/18/26	1,276,133
682,456	Tempo Acquisition LLC, Initial Term Loan, 3.739% (LIBOR +
	275 bps), 5/1/24	613,073
410,803	West Corp., Initial Term B Loan, 5.45% (LIBOR +
	400 bps), 10/10/24	316,318
	Total Diversified & Conglomerate Service	$ 11,949,158
Electric & Electrical — 0.0%†
391,870	Rackspace Hosting, Inc., First Lien Term B Loan, 4.763%
	(LIBOR + 300 bps), 11/3/23	$ 355,622
	Total Electric & Electrical	$ 355,622

The accompanying notes are an integral part of these financial statements.
78 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20

Principal
Amount
USD ($)		Value
Electronics — 0.1%
2,364,023	Scientific Games International, Inc., Initial Term B-5
	Loan, 4.246% (LIBOR + 275 bps), 8/14/24	$ 1,920,769
1,418,024	Western Digital Corp., US Term B-4 Loan, 3.353%
	(LIBOR + 175 bps), 4/29/23	1,371,939
	Total Electronics	$ 3,292,708
Environmental Services — 0.0%†
2,085,246	GFL Environmental, Inc., Effective Date Incremental Term
	Loan, 3.991% (LIBOR + 300 bps), 5/30/25	$ 2,034,418
	Total Environmental Services	$ 2,034,418
Healthcare — 0.0%†
525,287	Grifols Worldwide Operations, Ltd., Dollar Tranche B Term
	Loan, 2.684% (LIBOR + 200 bps), 11/15/27	$ 503,400
358,343	Horizon Therapeutics USA, Inc., Seventh Amendment
Refinancing Term Loan, 3.313% (LIBOR +
	225 bps), 5/22/26	339,530
	Total Healthcare	$ 842,930
Healthcare & Pharmaceuticals — 0.0%†
1,266,363	Acadia Healthcare Co., Inc., Tranche B-4 Term Loan,
	3.5% (LIBOR + 250 bps), 2/16/23	$ 1,139,727
1,069,236	Alkermes, Inc., 2023 Term Loan, 2.87% (LIBOR +
	225 bps), 3/27/23	951,620
975,000	Alphabet Holding Co., Inc. (aka Nature’s Bounty),
First Lien Initial Term Loan, 4.489% (LIBOR +
	350 bps), 9/26/24	790,725
1,508,370	NMN Holdings III Corp., First Lien Closing Date Term Loan,
	4.739% (LIBOR + 375 bps), 11/13/25	1,248,176
299,466	Prestige Brands, Inc., Term B-4 Loan, 2.989% (LIBOR +
	200 bps), 1/26/24	280,999
1,430,000	Sotera Health Holdings LLC, First Lien Initial Term Loan,
	5.5% (LIBOR + 450 bps), 12/11/26	1,275,084
	Total Healthcare & Pharmaceuticals	$ 5,686,331
Healthcare, Education & Childcare — 0.3%
1,030,158	ATI Holdings Acquisition, Inc., First Lien Initial Term
	Loan, 4.572% (LIBOR + 350 bps), 5/10/23	$ 785,495
2,337,500	Bausch Health Cos., Inc. (fka Valeant Pharmaceuticals
International, Inc.), First Incremental Term
	Loan, 3.362% (LIBOR + 275 bps), 11/27/25	2,228,416
2,663,590	Bausch Health Cos., Inc. (fka Valeant Pharmaceuticals
International, Inc.), Initial Term Loan, 3.612%
	(LIBOR + 300 bps), 6/2/25	2,552,606
4,844,922	LifePoint Health, Inc. (fka Regionalcare Hospital Partners
Holdings, Inc.), First Lien Term B Loan, 4.739%
	(LIBOR + 375 bps), 11/16/25	4,457,329

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20 79

Schedule of Investments | 3/31/20 (continued)

Principal
Amount
USD ($)		Value
Healthcare, Education & Childcare — (continued)
1,485,000	Vizient, Inc., Term B-6 Loan, 2.989% (LIBOR +
	200 bps), 5/6/26	$ 1,410,750
	Total Healthcare, Education & Childcare	$ 11,434,596
Hotel, Gaming & Leisure — 0.1%
1,209,192	1011778 B.C. Unlimited Liability Co. (New Red
Finance, Inc.) (aka Burger King/Tim Hortons), Term B-4
	Loan, 2.739% (LIBOR + 175 bps), 11/19/26	$ 1,121,525
2,008,901	Boyd Gaming Corp., Refinancing Term B Loan, 2.934%
	(LIBOR + 225 bps), 9/15/23	1,771,182
1,000,000	Hanjin International Corp. (aka Wilshire Grand Center),
Initial Term Loan, 3.489% (LIBOR +
	250 bps), 10/19/20	800,000
	Total Hotel, Gaming & Leisure	$ 3,692,707
Insurance — 0.1%
992,500	Alliant Holdings Intermediate LLC, 2019 New Term Loan,
	3.862% (LIBOR + 325 bps), 5/9/25	$ 920,544
69,262	Alliant Holdings Intermediate LLC, Initial Term Loan,
	3.989% (LIBOR + 300 bps), 5/9/25	64,356
4,267,798	Asurion LLC (fka Asurion Corp.), New B-7 Term Loan,
	3.989% (LIBOR + 300 bps), 11/3/24	4,018,845
552,946	Confie Seguros Holding II Co., Term B Loan, 6.363%
	(LIBOR + 475 bps), 4/19/22	429,086
495,168	Integro Parent, Inc., First Lien Initial Term Loan, 6.75%
	(LIBOR + 575 bps), 10/31/22	487,740
341,250	USI, Inc. (fka Compass Investors, Inc.), 2017 New Term
	Loan, 3.989% (LIBOR + 300 bps), 5/16/24	311,391
	Total Insurance	$ 6,231,962
Leasing — 0.2%
1,144,959	Avolon TLB Borrower 1 (US) LLC, Term B-3 Loan,
	2.523% (LIBOR + 175 bps), 1/15/25	$ 1,032,375
1,385,491	Avolon TLB Borrower 1 (US) LLC, Term B-4 Loan,
	2.273% (LIBOR + 150 bps), 2/12/27	1,246,942
2,536,757	Fly Funding II S.a.r.l., Replacement Loan, 3.48% (LIBOR +
	175 bps), 8/11/25	2,219,662
2,906,977	Hertz Corp., Tranche Term B-1 Loan, 3.74% (LIBOR +
	275 bps), 6/30/23	2,083,334
980,000	IBC Capital I, Ltd. (aka Goodpack, Ltd.), First Lien
Tranche B-1 Term Loan, 4.639% (LIBOR +
	375 bps), 9/11/23	830,550
	Total Leasing	$ 7,412,863
Leisure & Entertainment — 0.1%
982,500	24 Hour Fitness Worldwide, Inc., Term Loan, 4.95%
	(LIBOR + 350 bps), 5/30/25	$ 243,987

The accompanying notes are an integral part of these financial statements.
80 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20

Principal
Amount
USD ($)		Value
	Leisure & Entertainment — (continued)
2,351,137	AMC Entertainment Holdings, Inc. (fka AMC
	Entertainment, Inc.), Term B-1 Loan, 4.08% (LIBOR +
	300 bps), 4/22/26	$ 1,771,189
729,375	CityCenter Holdings LLC, Term B Loan, 3.239% (LIBOR +
	225 bps), 4/18/24	646,408
1,220,288	Fitness International LLC, Term B Loan, 4.322% (LIBOR +
	325 bps), 4/18/25	925,385
951,871	Six Flags Theme Parks, Inc., Tranche B Term Loan, 2.74%
	(LIBOR + 175 bps), 4/17/26	844,547
	Total Leisure & Entertainment	$ 4,431,516
	Machinery — 0.1%
97,197	Clark Equipment Co. (aka Doosan Bobcat, Inc.),
	Repriced 2019 Term Loan, 3.2% (LIBOR + 175
	bps), 5/18/24	$ 88,611
1,234,571	CTC AcquiCo GmbH, Facility B2, 4.363% (LIBOR +
	275 bps), 3/7/25	1,120,374
140,772	Gardner Denver, Inc., 2020 GDI Tranche B-2 Dollar
	Term Loan, 2.739% (LIBOR + 175 bps), 3/1/27	132,326
246,125	NN, Inc., Tranche B Term Loan, 6.689% (LIBOR +
	575 bps), 10/19/22	183,363
2,108,942	Shape Technologies Group, Inc., Initial Term Loan, 4.806%
	(LIBOR + 300 bps), 4/21/25	1,528,983
1,732,500	Terex Corp., 2019 US Term Loan Commitments, 3.739%
	(LIBOR + 275 bps), 1/31/24	1,624,219
293,513	Terex Corp., Incremental US Term Loan, 3.45% (LIBOR +
	200 bps), 1/31/24	270,032
	Total Machinery	$ 4,947,908
	Media — 0.1%
1,352,384	CSC Holdings LLC (fka CSC Holdings, Inc. (Cablevision)),
	October 2018 Incremental Term Loan, 2.862% (LIBOR
	+ 225 bps), 1/15/26	$ 1,308,431
2,175,000	Ziggo Financing Partnership, Term Loan I Facility, 3.205%
	(LIBOR + 250 bps), 4/30/28	2,030,906
	Total Media	$ 3,339,337
	Metals & Mining — 0.1%
949,352	Atkore International, Inc., First Lien Initial Incremental
	Term Loan, 4.02% (LIBOR + 275 bps), 12/22/23	$ 822,775
984,810	BWay Holding Co., Initial Term Loan, 5.084% (LIBOR +
	325 bps), 4/3/24	817,392
221,875	Oxbow Carbon LLC, First Lien Tranche B Term Loan,
	4.739% (LIBOR + 375 bps), 1/4/23	194,141
1,836,148	Phoenix Guarantor, Inc. (aka Brightspring), First Lien
	Tranche B-1 Term Loan, 4.113% (LIBOR +
	325 bps), 3/5/26	1,689,256
	Total Metals & Mining	$ 3,523,564

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20 81

Schedule of Investments | 3/31/20 (continued)

Principal
Amount
USD ($)		Value
Oil & Gas — 0.1%
496,250	BCP Raptor II LLC, Initial Term Loan, 5.739% (LIBOR +
	475 bps), 11/3/25	$ 270,456
4,937,500	Centurion Pipeline Co. LLC (fka Lotus Midstream LLC),
Initial Term Loan, 4.239% (LIBOR +
	325 bps), 9/29/25	3,703,125
692,954	Delek US Holdings, Inc., Initial Term Loan, 3.239%
	(LIBOR + 225 bps), 3/31/25	513,941
194,116	Encino Acquisition Partners Holdings LLC, Second Lien
Initial Term Loan, 7.75% (LIBOR +
	675 bps), 10/29/25	92,205
246,673	Gulf Finance LLC, Tranche B Term Loan, 6.791% (LIBOR +
	525 bps), 8/25/23	127,448
553,680	St. Joseph Energy Center LLC, Term B Advance, 4.5%
	(LIBOR + 350 bps), 4/10/25	498,312
	Total Oil & Gas	$ 5,205,487
Personal, Food & Miscellaneous Services — 0.0%†
1,221,938	Option Care Health, Inc., Term B Loan, 5.489% (LIBOR +
	450 bps), 8/6/26	$ 1,038,647
	Total Personal, Food & Miscellaneous Services	$ 1,038,647
Printing & Publishing — 0.0%†
1,207,856	Red Ventures LLC (New Imagitas, Inc.), First Lien Tranche
B-2 Term Loan, 3.489% (LIBOR +
	250 bps), 11/8/24	$ 1,018,625
	Total Printing & Publishing	$ 1,018,625
Professional & Business Services — 0.1%
995,000	Clear Channel Outdoor Holdings, Inc., Term B Loan,
	4.489% (LIBOR + 350 bps), 8/21/26	$ 901,719
3,000,000(j)	Elanco Animal Health, Inc., Term Loan B, 2/4/27	2,878,125
761,947(j)	Gbt US LLC, Cov-Lite Term Loan, 2/26/27	666,704
1,240,625	MYOB US Borrower LLC, First Lien Initial US Term Loan,
	4.989% (LIBOR + 400 bps), 5/6/26	1,116,563
	Total Professional & Business Services	$ 5,563,111
Retail — 0.1%
2,000,000	Aramark Intermediate HoldCo Corp., US Term B-4
	Loan, 2.739% (LIBOR + 175 bps), 1/15/27	$ 1,870,000
731,250	Bass Pro Group LLC, Initial Term Loan, 6.072% (LIBOR +
	500 bps), 9/25/24	621,563
2,462,500	HD Supply, Inc., Term B-5 Loan, 2.739% (LIBOR +
	175 bps), 10/17/23	2,327,063
2,384,681	KFC Holding Co. (aka Yum! Brands), 2018 Term B Loan,
	2.362% (LIBOR + 175 bps), 4/3/25	2,270,216
	Total Retail	$ 7,088,842

The accompanying notes are an integral part of these financial statements.
82 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20

Principal
Amount
USD ($)		Value
Securities & Trusts — 0.0%†
1,546,534	RPI 2019 Intermediate Finance Trust, Term Loan B,
	2.739% (LIBOR + 175 bps), 2/11/27	$ 1,443,431
382,757	RPI Intermediate Finance Trust, Term B-1 Term Facility,
	2.739% (LIBOR + 175 bps), 2/11/27	357,240
	Total Securities & Trusts	$ 1,800,671
Telecommunications — 0.2%
3,042,375	CenturyLink, Inc., Term B Loan, 3.239% (LIBOR +
	225 bps), 3/15/27	$ 2,827,507
2,499,750	Ciena Corp., Refinancing Term Loan, 2.523% (LIBOR +
	175 bps), 9/26/25	2,374,763
2,448,748	Go Daddy Operating Co. LLC (GD Finance Co., Inc.),
Tranche B-2 Term Loan, 2.739% (LIBOR +
	175 bps), 2/15/24	2,356,920
1,990,234	Level 3 Financing, Inc., Tranche B 2027 Term Loan,
	2.739% (LIBOR + 175 bps), 3/1/27	1,880,771
1,484,673	Virgin Media Bristol LLC, N Facility, 3.205% (LIBOR +
	250 bps), 1/31/28	1,414,151
680,541	Windstream Services LLC (fka Windstream Corp.),
Tranche B-7 Term Loan, 7.5% (PRIME + 425
	bps), 2/17/24	421,935
	Total Telecommunications	$ 11,276,047
Transportation — 0.0%†
2,419,375	Envision Healthcare Corp., Initial Term Loan, 4.739%
	(LIBOR + 375 bps), 10/10/25	$ 1,296,785
62,461	Syncreon Group BV, Second Out Term Loan, 7.45%
	(LIBOR + 600 bps), 4/1/25	44,581
	Total Transportation	$ 1,341,366
Utilities — 0.1%
1,209,216	APLP Holdings, Ltd. Partnership, Term Loan, 3.5%
	(LIBOR + 250 bps), 4/14/25	$ 1,178,986
757,563	Calpine Construction Finance Co., LP, Term B Loan,
	2.989% (LIBOR + 200 bps), 1/15/25	715,897
497,500	Calpine Corp., Term Loan, 2.989% (LIBOR +
	200 bps), 8/12/26	468,894
489,940	Eastern Power LLC (Eastern Covert Midco LLC) (aka
TPF II LC LLC), Term Loan, 4.75% (LIBOR +
	375 bps), 10/2/25	429,716
568,884	Vistra Operations Co. LLC (fka Tex Operations Co. LLC),
2018 Incremental Term Loan, 2.703% (LIBOR +
	175 bps), 12/31/25	545,417
	Total Utilities	$ 3,338,910
TOTAL SENIOR SECURED FLOATING RATE
LOAN INTERESTS
	(Cost $161,561,695)	$ 142,687,064

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20 83

Schedule of Investments | 3/31/20 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — 9.9% of Net Assets
7,199(b)	Fannie Mae, 3.723% (2 Month USD LIBOR +
	168 bps), 1/1/48	$ 7,380
6,299(b)	Fannie Mae, 3.795% (1 Year CMT Index +
	217 bps), 2/1/34	6,312
8,133(b)	Fannie Mae, 4.106% (1 Year CMT Index +
	211 bps), 9/1/32	8,349
250(b)	Fannie Mae, 4.301% (1 Year CMT Index +
	232 bps), 11/1/23	253
7,181(b)	Fannie Mae, 4.559% (1 Year CMT Index +
	219 bps), 10/1/32	7,244
10,042(b)	Federal Home Loan Mortgage Corp., 4.125% (2 Month
	USD LIBOR + 200 bps), 11/1/33	10,138
1,152(b)	Federal Home Loan Mortgage Corp., 4.371% (3 Year
	CMT Index + 212 bps), 6/1/35	1,166
686(b)	Federal Home Loan Mortgage Corp., 4.499% (1 Year
	CMT Index + 230 bps), 10/1/23	691
1,716(b)	Government National Mortgage Association II, 4.0%
	(1 Year CMT Index + 150 bps), 1/20/22	1,732
511,160,000(b)	U.S. Treasury Floating Rate Notes, 0.385% (3 Month U.S.
	Treasury Bill Money Market Yield +
	30 bps), 10/31/21	512,634,415
	TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
	(Cost $512,996,375)	$ 512,677,680
	TEMPORARY CASH INVESTMENTS — 6.6% of
	Net Assets
	CERTIFICATES OF DEPOSIT — 0.6%
6,200,000	Bank of Montreal, 1.8%, 4/3/20	$ 6,200,823
6,100,000(b)	Lloyds Bank Corporate Markets Plc, 2.369% (3 Month
	USD LIBOR + 55 bps), 7/19/21	6,037,897
13,700,000	Norinchukin Bank, 1.94%, 4/9/20	13,705,379
6,000,000(b)	Svenska Handelsbanken AB, 1.567% (1 Month USD
	LIBOR + 19 bps), 5/5/20	6,002,424
1,135,000(b)	Swedbank AB, 2.003% (3 Month USD LIBOR + 32
	bps), 8/24/20	1,133,734
		$ 33,080,257
	COMMERCIAL PAPERS — 4.1%
9,000,000	Anthem, Inc., 1.724%, 4/20/20	$ 8,992,915
397,000	Aon Corp., 1.352%, 4/6/20	396,818
25,000,000	BASF SE, 2.001%, 4/8/20	24,992,467
7,000,000	Boeing Co., 1.956%, 4/7/20	6,995,236
7,030,000	Boeing Co., 2.029%, 5/14/20	6,997,633
10,000,000	Boeing Co., 2.03%, 5/20/20	9,946,986
25,000,000	DNB Bank ASA, 0.08%, 4/7/20	24,999,222

The accompanying notes are an integral part of these financial statements.
84 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20

Principal
Amount
USD ($)		Value
	Commercial Papers — (continued)
8,500,000	Eni Finance USA, Inc., 1.808%, 5/28/20	$ 8,478,815
4,200,000	Eni Finance USA, Inc., 1.882%, 4/2/20	4,199,892
25,000,000	Federation des Caisses Desjardins du Quebec,
	0.07%, 4/1/20	24,999,990
25,000,000	LVMH Moet Hennessy Louis Vuitton SE, 0.5%, 4/7/20	24,997,520
25,000,000	Nordea Bank Abp, 0.01%, 4/1/20	25,000,043
4,550,000	Puget Sound Energy, Inc., 2.001%, 4/8/20	4,547,112
25,000,000	Societe Generale North America, Inc., 0.005%, 4/1/20	25,000,043
9,700,000	TransCanada PipeLines, Ltd., 1.849%, 4/27/20	9,676,233
		$ 210,220,925
	REPURCHASE AGREEMENTS — 1.9%
20,880,000	$20,880,000 Merrill Lynch, Pierce, Fenner & Smith, Inc.,
	0.01%, dated 3/31/20 plus accrued interest on
	4/1/20 collateralized by $21,297,600 U.S.
	Treasury Notes, 1.8%-2.0%, 5/15/22-1/15/26.	$ 20,880,000
28,000,000	$28,000,000 RBC Capital Markets LLC, 0.01%,
	dated 3/31/20 plus accrued interest on 4/1/20
	collateralized by the following:
	$19,484,325 Federal National Mortgage Association,
	4.0%-4.5%, 10/1/48-2/1/49
	$7,685,399 Freddie Mac Giant, 3.5%, 7/1/48
	$1,390,285 Government National Mortgage
	Association, 4.0%, 3/20/50.	28,000,000
26,020,000	$26,020,000 TD Securities USA LLC, 0.01%, dated
	3/31/20 plus accrued interest on 4/1/20 collateralized
	by the following:
	$13,270,201 Federal National Mortgage Association,
	3.0%, 3/1/50
	$13,270,262 U.S. Treasury Notes, 0.0%-0.8%,
	7/31/20-2/15/50.	26,020,000
25,880,000	$25,880,000 ScotiaBank, 0.01%, dated 3/31/20 plus
	accrued interest on 4/1/20 collateralized by
	$26,397,648 U.S. Treasury Notes, 2.8%-2.9%,
	11/5/23-2/15/28.	25,880,000
		$ 100,780,000
	TOTAL TEMPORARY CASH INVESTMENTS
	(Cost $344,185,515)	$ 344,081,182
	TOTAL INVESTMENTS IN UNAFFILIATED
	ISSUERS — 96.2%
	(Cost $5,279,526,888)	$5,008,156,341
	OTHER ASSETS AND LIABILITIES — 3.8%	$ 196,232,942
	NET ASSETS — 100.0%	$5,204,389,283

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20 85

Schedule of Investments | 3/31/20 (continued)

bps	Basis Points.
CMT	Constant Maturity Treasury.
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans.
LIBOR	London Interbank Offered Rate.
PRIME	U.S. Federal Funds Rate.
REIT	Real Estate Investment Trust.
REMICS	Real Estate Mortgage Investment Conduits.
SOFRRATE	Secured Overnight Financing Rate.
Strips	Separate trading of Registered interest and principal of securities.
(144A)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At March 31, 2020, the value of these securities amounted to$2,920,442,280, or 56.1% of net assets.

†	Amount rounds to less than 0.1%.
*
Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at March 31, 2020.

+	Security that used significant unobservable inputs to determine its value.
(a)	Non-income producing security.
(b)	Floating rate note. Coupon rate, reference index and spread shown at March 31, 2020.
(c)	Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at March 31, 2020.
(d)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at March 31, 2020.
(e)	Securities are restricted as to resale.
(f)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(g)	Issued as participation notes.
(h)	Issued as preference shares.
(i)	Consists of Revenue Bonds unless otherwise indicated.
(j)	This term loan will settle after March 31, 2020, at which time the interest rate will be determined.

Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
The accompanying notes are an integral part of these financial statements.
86 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20

Purchases and sales of securities (excluding temporary cash investments) for the year ended March 31, 2020 were as follows:

	Purchases	Sales
Long-Term U.S. Government Securities	$990,350,036	$716,965,967
Other Long-Term Securities	$4,595,711,694	$5,462,947,682

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended March 31, 2020, the Fund engaged in purchases of $6,349,102 and sales of $4,490,383 pursuant to these procedures, which resulted in a net realized gain/(loss) of $(3,960).
At March 31, 2020, the net unrealized depreciation on investments based on cost for federal tax purposes of $5,291,958,192 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$6,418,466
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(290,220,317)
Net unrealized depreciation	$(283,801,851)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1 – quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20 87

Schedule of Investments | 3/31/20 (continued)
The following is a summary of the inputs used as of March 31, 2020, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Common Stock
Transportation Infrastructure	$—	$12,678	$—	$12,678
Asset Backed Securities	—	1,746,889,150	—	1,746,889,150
Collateralized Mortgage
Obligations	—	789,572,350	—	789,572,350
Commercial Mortgage-Backed
Securities	—	602,845,300	—	602,845,300
Corporate Bonds	—	726,726,291	—	726,726,291
Foreign Government Bond	—	24,950,475	—	24,950,475
Insurance-Linked Securities
Event Linked Bonds
Windstorm - Mexico	—	—	480,750	480,750
Collateralized Reinsurance
Earthquakes - California	—	—	2,532,512	2,532,512
Multiperil - Massachusetts	—	—	3,048,046	3,048,046
Multiperil - U.S.	—	—	6,901,549	6,901,549
Multiperil - U.S. & Canada	—	—	3,180,633	3,180,633
Multiperil - U.S. Regional	—	—	5,540,589	5,540,589
Multiperil - Worldwide	—	—	5,516,170	5,516,170
Windstorm - Florida	—	—	887,522	887,522
Windstorm - North Carolina	—	—	29,151	29,151
Windstorm - U.S. Regional	—	—	2,472,980	2,472,980
Industry Loss Warranties
Multiperil - U.S.	—	—	2,105,050	2,105,050
Reinsurance Sidecars
Multiperil - U.S.	—	—	2,616,457	2,616,457
Multiperil - Worldwide	—	—	26,364,817	26,364,817
All Other Insurance-Linked
Securities	—	55,921,355	—	55,921,355
Municipal Bond	—	116,590	—	116,590
Senior Secured Floating
Rate Loan Interests	—	142,687,064	—	142,687,064
U.S. Government and
Agency Obligations	—	512,677,680	—	512,677,680
Certificates of Deposit	—	33,080,257	—	33,080,257
Commercial Papers	—	210,220,925	—	210,220,925

Repurchase Agreements	—	100,780,000	—	100,780,000
Total Investments in Securities	$—	$4,946,480,115	$61,676,226	$5,008,156,341

The accompanying notes are an integral part of these financial statements.
88 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

Insurance-
Linked
Securities
Balance as of 3/31/19	$90,513,904
Realized gain (loss)(1)	(384,569)
Change in unrealized appreciation(2)	1,015,179
Accrued discounts/premiums	—
Purchases	43,039,024
Sales	(72,507,312)
Transfers in to Level 3*	—
Transfers out of Level 3*	—
Balance as of 3/31/20	$61,676,226

(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*	Transfers are calculated on the beginning of period value. For the year ended March 31, 2020, there were no transfers between Levels 1, 2 and 3.
Net change in unrealized appreciation (depreciation) of Level 3 investments still held and considered
	Level 3 at March 31, 2020:	$2,002,682

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20 89

Statement of Assets and Liabilities | 3/31/20

ASSETS:
Investments in unaffiliated issuers, at value (cost $5,279,526,888)	$5,008,156,341
Cash	581,290,354
Receivables —
Investment securities sold	117,327,165
Fund shares sold	46,361,578
Interest	9,594,235
Other assets	232,943
Total assets	$5,762,962,616
LIABILITIES:
Payables —
Investment securities purchased	$509,747,591
Fund shares repurchased	46,146,524
Distributions	1,141,032
Trustees’ fees	4,523
Unrealized depreciation on unfunded loan commitments	122,329
Due to affiliates	295,877
Accrued expenses	1,115,457
Total liabilities	$558,573,333
NET ASSETS:
Paid-in capital	$5,691,436,283
Distributable earnings (loss)	(487,047,000)
Net assets	$5,204,389,283
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $1,628,082,307/175,843,458 shares)	$9.26
Class C (based on $300,129,408/32,402,694 shares)	$9.26
Class C2 (based on $20,982,095/2,264,362 shares)	$9.27
Class K (based on $264,405,157/28,474,598 shares)	$9.29
Class Y (based on $2,990,790,316/322,506,747 shares)	$9.27

The accompanying notes are an integral part of these financial statements.
90 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20

Statement of Operations
FOR THE YEAR ENDED 3/31/20

INVESTMENT INCOME:
Interest from unaffiliated issuers	$189,338,728
Dividends from unaffiliated issuers	3,387,079
Total investment income		$192,725,807
EXPENSES:
Management fees	$18,452,386
Administrative expense	1,507,789
Transfer agent fees
Class A	416,062
Class C	136,028
Class C2	3,323
Class K	536
Class Y	2,842,027
Distribution fees
Class A	3,543,223
Class C	1,916,747
Class C2	61,671
Shareowner communications expense	161,251
Custodian fees	257,123
Registration fees	401,180
Professional fees	333,617
Printing expense	80,828
Pricing fees	310,497
Trustees’ fees	329,367
Insurance expense	70,534
Miscellaneous	228,287
Total expenses		$31,052,476
Net investment income		$161,673,331
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers		$(167,329,917)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$(254,042,856)
Unfunded loan commitments	(118,596)
Other assets and liabilities denominated in
foreign currencies	217	$(254,161,235)
Net realized and unrealized gain (loss) on investments		$(421,491,152)
Net decrease in net assets resulting from operations		$(259,817,821)

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20 91

Statements of Changes in Net Assets

	Year	Year
	Ended	Ended
	3/31/20	3/31/19
FROM OPERATIONS:
Net investment income (loss)	$161,673,331	$139,593,455
Net realized gain (loss) on investments	(167,329,917)	(1,981,291)
Change in net unrealized appreciation (depreciation)
on investments	(254,161,235)	(15,456,309)
Net increase (decrease) in net assets resulting
from operations	$(259,817,821)	$122,155,855
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.27 and $0.26 per share, respectively)	$(48,393,422)	$(36,341,184)
Class C ($0.24 and $0.23 per share, respectively)	(9,350,830)	(11,382,084)
Class C2 ($0.24 and $0.23 per share, respectively)	(292,948)	(189,452)
Class K ($0.30 and $0.28 per share, respectively)	(10,737,706)	(5,789,037)
Class Y ($0.29 and $0.27 per share, respectively)	(105,798,339)	(88,207,485)
Total distributions to shareowners	$(174,573,245)	$(141,909,242)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$5,510,392,928	$5,435,371,909
Reinvestment of distributions	158,619,800	123,987,280
Cost of shares repurchased	(5,915,746,371)	(4,163,986,271)
Net increase (decrease) in net assets resulting from
Fund share transactions	$(246,733,643)	$1,395,372,918
Net increase (decrease) in net assets	$(681,124,709)	$1,375,619,531
NET ASSETS:
Beginning of year	$5,885,513,992	$4,509,894,461
End of year	$5,204,389,283	$5,885,513,992

The accompanying notes are an integral part of these financial statements.
92 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20

	Year Ended	Year Ended	Year Ended	Year Ended
	3/31/20	3/31/20	3/31/19	3/31/19
	Shares	Amount	Shares	Amount
Class A
Shares sold	207,659,616	$2,059,762,141	150,053,164	$1,492,141,016
Reinvestment of distributions	4,724,639	46,618,899	3,447,856	34,237,849
Less shares repurchased	(188,391,509)	(1,839,757,207)	(123,191,698)	(1,224,211,031)
Net increase	23,992,746	$266,623,833	30,309,322	$302,167,834
Class C
Shares sold	11,059,054	$109,569,322	9,449,781	$93,876,062
Reinvestment of distributions	945,924	9,341,514	1,139,347	11,304,487
Less shares repurchased	(22,585,668)	(221,897,172)	(30,337,629)	(301,269,304)
Net decrease	(10,580,690)	$(102,986,336)	(19,748,501)	$(196,088,755)
Class C2
Shares sold	1,697,084	$16,812,541	304,143	$3,017,620
Reinvestment of distributions	7,983	78,821	10,421	103,386
Less shares repurchased	(309,176)	(2,999,390)	(344,484)	(3,418,732)
Net increase/
(decrease)	1,395,891	$13,891,972	(29,920)	$(297,726)
Class K
Shares sold	16,044,359	$159,364,345	26,908,751	$267,357,993
Reinvestment of distributions	1,078,075	10,665,224	461,075	4,581,504
Less shares repurchased	(16,312,518)	(159,929,239)	(15,608,370)	(155,221,276)
Net increase	809,916	$10,100,330	11,761,456	$116,718,221
Class Y
Shares sold	319,898,241	$3,164,884,579	359,915,914	$3,578,979,218
Reinvestment of distributions	9,300,699	91,915,342	7,424,296	73,760,054
Less shares repurchased	(376,494,340)	(3,691,163,363)	(249,523,007)	(2,479,865,928)
Net increase/
(decrease)	(47,295,400)	$(434,363,442)	117,817,203	$1,172,873,344

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20 93

Financial Highlights

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	3/31/20	3/31/19	3/31/18	3/31/17*	3/31/16*
Class A
Net asset value, beginning of period	$9.92	$9.95	$9.99	$9.92	$10.00
Increase (decrease) from investment operations:
Net investment income (loss)(a)	$0.25	$0.26	$0.18	$0.16	$0.10
Net realized and unrealized gain (loss) on investments	(0.64)	(0.03)	(0.03)	0.08	(0.06)
Net increase (decrease) from investment operations	$(0.39)	$0.23	$0.15	$0.24	$0.04
Distributions to shareowners:
Net investment income	$(0.27)	$(0.26)	$(0.19)	$(0.17)	$(0.12)
Net increase (decrease) in net asset value	$(0.66)	$(0.03)	$(0.04)	$0.07	$(0.08)
Net asset value, end of period	$9.26	$9.92	$9.95	$9.99	$9.92
Total return(b)	(4.02)%	2.32%	1.51%	2.43%	0.41%
Ratio of net expenses to average net assets	0.58%	0.59%	0.60%	0.61%	0.63%
Ratio of net investment income (loss) to average net assets	2.52%	2.58%	1.81%	1.59%	1.01%
Portfolio turnover rate	100%	61%	54%	69%	58%
Net assets, end of period (in thousands)	$1,628,082	$1,506,433	$1,209,820	$759,455	$673,352

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.
94 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	3/31/20	3/31/19	3/31/18	3/31/17*	3/31/16*
Class C
Net asset value, beginning of period	$9.91	$9.94	$9.97	$9.91	$9.99
Increase (decrease) from investment operations:
Net investment income (loss)(a)	$0.22	$0.22	$0.15	$0.13	$0.07
Net realized and unrealized gain (loss) on investments	(0.63)	(0.02)	(0.02)	0.07	(0.06)
Net increase (decrease) from investment operations	$(0.41)	$0.20	$0.13	$0.20	$0.01
Distributions to shareowners:
Net investment income	$(0.24)	$(0.23)	$(0.16)	$(0.14)	$(0.09)
Net increase (decrease) in net asset value	$(0.65)	$(0.03)	$(0.03)	$0.06	$(0.08)
Net asset value, end of period	$9.26	$9.91	$9.94	$9.97	$9.91
Total return(b)	(4.24)%	1.99%	1.28%	2.00%	0.11%
Ratio of net expenses to average net assets	0.89%	0.91%	0.92%	0.93%	0.94%
Ratio of net investment income (loss) to average net assets	2.25%	2.22%	1.48%	1.27%	0.70%
Portfolio turnover rate	100%	61%	54%	69%	58%
Net assets, end of period (in thousands)	$300,129	$425,928	$623,642	$568,840	$524,030

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20 95

Financial Highlights (continued)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	3/31/20	3/31/19	3/31/18	3/31/17*	3/31/16*
Class C2
Net asset value, beginning of period	$9.91	$9.94	$9.97	$9.91	$9.99
Increase (decrease) from investment operations:
Net investment income (loss)(a)	$0.21	$0.22	$0.15	$0.13	$0.07
Net realized and unrealized gain (loss) on investments	(0.61)	(0.02)	(0.02)	0.07	(0.06)
Net increase (decrease) from investment operations	$(0.40)	$0.20	$0.13	$0.20	$0.01
Distributions to shareowners:
Net investment income	$(0.24)	$(0.23)	$(0.16)	$(0.14)	$(0.09)
Net increase (decrease) in net asset value	$(0.64)	$(0.03)	$(0.03)	$0.06	$(0.08)
Net asset value, end of period	$9.27	$9.91	$9.94	$9.97	$9.91
Total return(b)	(4.13)%	1.98%	1.29%	2.00%	0.11%
Ratio of net expenses to average net assets	0.88%	0.91%	0.92%	0.93%	0.94%
Ratio of net investment income (loss) to average net assets	2.17%	2.25%	1.47%	1.27%	0.69%
Portfolio turnover rate	100%	61%	54%	69%	58%
Net assets, end of period (in thousands)	$20,982	$8,604	$8,929	$9,834	$10,292

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.
96 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	3/31/20	3/31/19	3/31/18	3/31/17*	3/31/16*
Class K
Net asset value, beginning of period	$9.93	$9.96	$9.99	$9.93	$10.01
Increase (decrease) from investment operations:
Net investment income (loss)(a)	$0.28	$0.28	$0.20	$0.19	$0.12
Net realized and unrealized gain (loss) on investments	(0.62)	(0.03)	(0.02)	0.06	(0.06)
Net increase (decrease) from investment operations	$(0.34)	$0.25	$0.18	$0.25	$0.06
Distributions to shareowners:
Net investment income	$(0.30)	$(0.28)	$(0.21)	$(0.19)	$(0.14)
Net increase (decrease) in net asset value	$(0.64)	$(0.03)	$(0.03)	$0.06	$(0.08)
Net asset value, end of period	$9.29	$9.93	$9.96	$9.99	$9.93
Total return(b)	(3.60)%	2.54%	1.83%	2.55%	0.64%
Ratio of net expenses to average net assets	0.36%	0.37%	0.38%	0.42%	0.42%
Ratio of net investment income (loss) to average net assets	2.79%	2.82%	2.03%	1.92%	1.24%
Portfolio turnover rate	100%	61%	54%	69%	58%
Net assets, end of period (in thousands)	$264,405	$274,682	$158,443	$91,666	$5,026

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20 97

Financial Highlights (continued)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	3/31/20	3/31/19	3/31/18	3/31/17*	3/31/16*
Class Y
Net asset value, beginning of period	$9.92	$9.96	$9.99	$9.93	$10.01
Increase (decrease) from investment operations:
Net investment income (loss)(a)	$0.27	$0.27	$0.19	$0.17	$0.11
Net realized and unrealized gain (loss) on investments	(0.63)	(0.04)	(0.01)	0.07	(0.06)
Net increase (decrease) from investment operations	$(0.36)	$0.23	$0.18	$0.24	$0.05
Distributions to shareowners:
Net investment income	$(0.29)	$(0.27)	$(0.21)	$(0.18)	$(0.13)
Net increase (decrease) in net asset value	$(0.65)	$(0.04)	$(0.03)	$0.06	$(0.08)
Net asset value, end of period	$9.27	$9.92	$9.96	$9.99	$9.93
Total return(b)	(3.78)%	2.37%	1.76%	2.46%	0.54%
Ratio of net expenses to average net assets	0.44%	0.45%	0.46%	0.50%	0.51%
Ratio of net investment income (loss) to average net assets	2.69%	2.74%	1.94%	1.70%	1.15%
Portfolio turnover rate	100%	61%	54%	69%	58%
Net assets, end of period (in thousands)	$2,990,790	$3,669,866	$2,509,061	$1,768,502	$1,418,468

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.
98 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20

Notes to Financial Statements | 3/31/20
1. Organization and Significant Accounting Policies
Pioneer Multi-Asset Ultrashort Income Fund (the “Fund”) is one of three portfolios comprising Pioneer Series Trust X, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.
The Fund offers five classes of shares designated as Class A, Class C, Class C2, Class K and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.
Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund’s distributor (the “Distributor”).
In August 2018, the Securities and Exchange Commission (“SEC”) released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) for investment companies. The Fund’s financial statements were prepared in compliance with the new amendments to Regulation S-X.
During March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20 99

Callable Debt Securities (“ASU 2017-08”), which shortens the amortization period for purchased non-contingently callable debt securities held at a premium. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for certain purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund has adopted ASU 2017-08 as of March 31, 2020. The implementation of ASU 2017-08 did not have a material impact on the Fund’s financial statements.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A.   Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an
100 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20

alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20 101

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
At March 31, 2020, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).
B.   Investment Income and Transactions
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
102 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20

C.   Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.   Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of March 31, 2020, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
At March 31, 2020, the Fund reclassified $1,260,555 to increase distributable earnings and $1,260,555 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.
At March 31, 2020, the Fund was permitted to carry forward indefinitely $127,268,187 of short-term losses and $75,764,035 of long-term losses.
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The tax character of distributions paid during the years ended March 31, 2020 and March 31, 2019, were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$174,573,245	$141,909,242
Total	$174,573,245	$141,909,242

The following shows the components of distributable earnings (losses) on a federal income tax basis at March 31, 2020:

2020
Distributable earnings (losses):
Undistributed ordinary income	$1,050,217
Capital loss carryforward	(203,032,222)
Current year dividend payable	(1,141,032)
Unrealized depreciation	(283,923,963)
Total	$(487,047,000)

The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to event-linked bonds, insurance-linked securities, and the tax treatment of premium and amortization.
E.   Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $0 in underwriting commissions on the sale of Class A shares during the year ended March 31, 2020.
F.   Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class C2 shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent, for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).
The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same
104 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20

manner and at the same time except that net investment income dividends to Class A, Class C, Class C2, Class K and Class Y shares can reflect different transfer agent and distribution expense rates.
G.   Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20 105

risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
H.   Insurance-Linked Securities (“ILS”)
The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
106 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20

Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.
I.    Repurchase Agreements
Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund’s collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund’s custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.
Open repurchase agreements at March 31, 2020, are disclosed in the Schedule of Investments.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees are paid monthly and are calculated daily at the annual rate of 0.35% of the Fund’s average daily net assets up to $1 billion, 0.30% of the next $4 billion of the Fund’s average daily net assets, 0.25% of the next $2.5 billion of the Fund’s average daily net assets and 0.20% of the Fund’s average daily net assets over $7.5 billion. For the year ended March 31, 2020, the effective management fee was equivalent to 0.30% of the Fund’s average daily net assets.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20 107

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $229,942 in management fees, administrative costs and certain other reimbursements payable to the Adviser at March 31, 2020.
3. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended March 31, 2020, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$25,257
Class C	12,343
Class C2	244
Class K	508
Class Y	122,899
Total	$161,251

4. Distribution Plan
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class C2 shares. Pursuant to the Plan, the Fund pays the Distributor 0.20% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 0.50% of the average daily net assets attributable to Class C and Class C2 shares. The fee for Class C and Class C2 shares consists of a 0.25% service fee and a 0.25% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C and Class C2 shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $65,935 in distribution fees payable to the Distributor at March 31, 2020.
108 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20

In addition, redemptions of Class A and Class C2 shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C2 shares redemptions of shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class C, Class K and Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended March 31, 2020, CDSCs in the amount of $10,115 were paid to the Distributor.
5. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds (the “Funds”), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective March 11, 2020, the Fund participates in a facility that is in the amount of $300 million. Prior to March 11, 2020, the Fund participated in a facility in the amount of $250 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended March 31, 2020, the Fund had no borrowings under the credit facility.
6. Unfunded Loan Commitments
The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded commitment and is recorded as interest income on the Statement of Operations.
As of March 31, 2020, the Fund had the following unfunded loan commitments outstanding:

				Unrealized
				Appreciation/
Loan	Principal	Cost	Value	(Depreciation)
Gbt US LLC	$638,053	$625,403	$558,296	$(67,107)
NMN Holdings III Corp.	323,878	323,231	268,009	(55,222)
Total Value	$961,931	$948,634	$826,305	$(122,329)

Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20 109

7. Subsequent Event
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
110 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust X and the Shareholders of
Pioneer Multi-Asset Ultrashort Income Fund:

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Pioneer Multi-Asset Ultrashort Income Fund (the “Fund”) (one of the funds constituting Pioneer Series Trust X (the “Trust”)), including the schedule of investments, as of March 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the “financial statements”). The financial highlights for the periods ended March 31, 2016 and March 31, 2017 were audited by another independent registered public accounting firm whose report, dated May 26, 2017, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Multi-Asset Ultrashort Income Fund (one of the funds constituting Pioneer Series Trust X) at March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20 111

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Amundi Pioneer investment companies since 2017.
Boston, Massachusetts
May 29, 2020
112 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20

ADDITIONAL INFORMATION (unaudited)
Qualified interest income is exempt from nonresident alien (NRA) tax withholding. The percentage of the Fund’s ordinary income distributions derived from qualified interest income was 76.89%.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20 113

Trustees, Officers and Service Providers

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
Trustees and Officers
The Fund’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 45 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.
The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.
114 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20

Independent Trustees

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Thomas J. Perna (68) Chairman of the Board and Trustee	Trustee since 2011. Serves until a successor trustee is elected or earlier retirement or removal.
Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology products for securities lending industry); and Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 – 2004)

Director, Broadridge Financial Solutions, Inc. (investor communications and securities processing provider for financial services industry) (2009 – present); Director, Quadriserv, Inc. (2005 – 2013); and Commissioner, New Jersey State Civil Service Commission (2011 – 2015)

John E. Baumgardner, Jr. (68) Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell LLP (law firm).	Chairman, The Lakeville Journal Company, LLC, (privately-held community newspaper group) (2015-present)
Diane Durnin (63) Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.
Managing Director - Head of Product Strategy and Development, BNY Mellon Investment Management (2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018): Executive Vice President Head of Product, BNY Mellon Investment Management (2007-2012); Executive Director- Product Strategy, Mellon Asset Management (2005-2007); Executive Vice President Head of Products, Marketing and Client Service, Dreyfus Corporation (2000-2005); and Senior Vice President Strategic Product and Business Development, Dreyfus Corporation (1994-2000)
None
Benjamin M. Friedman (75) Trustee	Trustee since 2011. Serves until a successor trustee is elected or earlier retirement or removal.	William Joseph Maier Professor of Political Economy, Harvard University (1972 – present)	Trustee, Mellon Institutional Funds Investment Trust and Mellon Institutional Funds Master Portfolio (oversaw 17 portfolios in fund complex) (1989 - 2008)

Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/2 115

Independent Trustees (continued)

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Lorraine H. Monchak (64) Trustee	Trustee since 2017. (Advisory Trustee from 2014 - 2017). Serves until a successor trustee is elected or earlier retirement or removal.
Chief Investment Officer, 1199 SEIU Funds (healthcare workers union pension funds) (2001 – present); Vice President – International Investments Group, American International Group, Inc. (insurance company) (1993 – 2001); Vice President – Corporate Finance and Treasury Group, Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability Management Group, Federal Farm Funding Corporation (government-sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies Group, Shearson Lehman Hutton, Inc. (investment bank) (1987 – 1988); and Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)
None
Marguerite A. Piret (71) Trustee	Trustee since 2011. Serves until a successor trustee is elected or earlier retirement or removal.
Chief Financial Officer, American Ag Energy, Inc. (controlled environment and agriculture company) (2016 – present); and President and Chief Executive Officer, Metric Financial Inc. (formerly known as Newbury Piret Company) (investment banking firm) (1981 – 2019)
Director ofNew America High Income Fund, Inc. (closed-end investment company) (2004 – present); and Member, Board of Governors, Investment Company Institute (2000 – 2006)
Fred J. Ricciardi (73) Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal.
Consultant (investment company services) (2012 – present); Executive Vice President, BNY Mellon (financial and investment company services) (1969 – 2012); Director, BNY International Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas Investment Corp. (financial services) (2009 – 2012); Director, Financial Models (technology) (2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities Services, Ltd., Ireland (financial services) (1999-2006); and Chairman, BNY Alternative Investment Services, Inc. (financial services) (2005-2007)
None

116 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20

Interested Trustees

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Lisa M. Jones (58)* Trustee, President and Chief Executive Officer	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal
Director, CEO and President of Amundi Pioneer Asset Management USA, Inc. (since September 2014); Director, CEO and President of Amundi Pioneer Asset Management, Inc. (since September 2014); Director, CEO and President of Amundi Pioneer Distributor, Inc. (since September 2014); Director, CEO and President of Amundi Pioneer Institutional Asset Management, Inc. (since September 2014); Chair, Amundi Pioneer Asset Management USA, Inc., Amundi Pioneer Distributor, Inc. and Amundi Pioneer Institutional Asset Management, Inc. (September 2014 – 2018); Managing Director, Morgan Stanley Investment Management (2010 – 2013); Director of Institutional Business, CEO of International, Eaton Vance Management (2005 – 2010); and Director of Amundi USA, Inc. (since 2017)
None
Kenneth J. Taubes (62)* Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal
Director and Executive Vice President (since 2008) and Chief Investment Officer, U.S. (since 2010) of Amundi Pioneer Asset Management USA, Inc.; Director and Executive Vice President and Chief Investment Officer, U.S. of Amundi Pioneer (since 2008); Executive Vice President and Chief Investment Officer, U.S. of Amundi Pioneer Institutional Asset Management, Inc. (since 2009); Portfolio Manager of Amundi Pioneer (since 1999); and Director of Amundi USA, Inc. (since 2017)
None

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20 117

Fund Officers

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Officer
Christopher J. Kelley (55) Secretary and Chief Legal Officer	Since 2011. Serves at the discretion of the Board
Vice President and Associate General Counsel of Amundi Pioneer since January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds since June 2010; Assistant Secretary of all of the Pioneer Funds from September 2003 to May 2010; and Vice President and Senior Counsel of Amundi Pioneer from July 2002 to December 2007
None
Carol B. Hannigan (59) Assistant Secretary	Since 2011. Serves at the discretion of the Board
Fund Governance Director of Amundi Pioneer since December 2006 and Assistant Secretary of all the Pioneer Funds since June 2010; Manager – Fund Governance of Amundi Pioneer from December 2003 to November 2006; and Senior Paralegal of Amundi Pioneer from January 2000 to November 2003
None
Thomas Reyes (57) Assistant Secretary	Since 2011. Serves at the discretion of the Board	Assistant General Counsel of Amundi Pioneer since May 2013 and Assistant Secretary of all the Pioneer Funds since June 2010; and Counsel of Amundi Pioneer from June 2007 to May 2013	None
Mark E. Bradley (60) Treasurer and Chief Financial and Accounting Officer	Since 2011. Serves at the discretion of the Board
Vice President – Fund Treasury of Amundi Pioneer; Treasurer of all of the Pioneer Funds since March 2008; Deputy Treasurer of Amundi Pioneer from March 2004 to February 2008; and Assistant Treasurer of all of the Pioneer Funds from March 2004 to February 2008
None
Luis I. Presutti (55) Assistant Treasurer	Since 2011. Serves at the discretion of the Board	Director – Fund Treasury of Amundi Pioneer; and Assistant Treasurer of all of the Pioneer Funds	None
Gary Sullivan (62) Assistant Treasurer	Since 2011. Serves at the discretion of the Board	Senior Manager – Fund Treasury of Amundi Pioneer; and Assistant Treasurer of all of the Pioneer Funds	None

118 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/20

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Officer
Antonio Furtado (38) Assistant Treasurer	Since 2020. Serves at the discretion of the Board	Fund Oversight Manager – Fund Treasury of Amundi Pioneer; and Assistant Treasurer of all of the Pioneer Funds	None
John Malone (48) Chief Compliance Officer	Since 2018. Serves at the discretion of the Board
Managing Director, Chief Compliance Officer of Amundi Pioneer Asset Management; Amundi Pioneer Institutional Asset Management, Inc.; and the Pioneer Funds since September 2018; and Chief Compliance Officer of Amundi Pioneer Distributor, Inc. since January 2014.
None
Kelly O’Donnell (49) Anti-Money Laundering Officer	Since 2011. Serves at the discretion of the Board	Vice President – Amundi Pioneer Asset Management; and Anti-Money Laundering Officer of all the Pioneer Funds since 2006	None

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How to Contact Amundi Pioneer
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321

Retirement plans information	1-800-622-0176

Write to us:
Amundi Pioneer
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com/us

This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com/us

Securities offered through Amundi Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2020 Amundi Pioneer Asset Management 25671-08-0520

Pioneer Fundamental

Growth Fund

Annual Report | March 31, 2020

Ticker Symbols:
Class A	PIGFX
Class C	FUNCX
Class K	PFGKX
Class R	PFGRX
Class Y	FUNYX

Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.
You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundipioneer.com/us

Pioneer Fundamental Growth Fund | Annual Report | 3/31/20 1

President’s Letter
Dear Shareholders,
The new decade has arrived delivering a first quarter that will go down in the history books. The beginning of the year seemed to extend the positive market environment of 2019 and then, March roared in like a lion and the COVID-19 pandemic became a global crisis impacting lives and life as we know it. The impact on the global economy from the COVID-19 virus pandemic, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others. And the markets, which do not thrive on uncertainty, have been volatile. Our business continuity plan was implemented given the new COVID-19 guidelines, and most of our employees are working remotely. To date, our operating environment has faced no interruption. I am proud of the careful planning that has taken place and confident we can maintain this environment for as long as is prudent. History in the making for a company that first opened its doors way back in 1928.
Since 1928, Amundi Pioneer’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the potential risks during periods of market volatility. As the early days of 2020 have reminded us, in today’s global economy, investment risk can materialize from a number of factors, including a slowing economy, changing U.S. Federal Reserve policy, oil price shocks, political and geopolitical factors and, unfortunately, major public health concerns such as a viral pandemic.
At Amundi Pioneer, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyze each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.
2 Pioneer Fundamental Growth Fund | Annual Report | 3/31/20

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial advisor to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
We remain confident that the current crisis, like others in human history, will pass, and we greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,
Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
March 31, 2020
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Fundamental Growth Fund | Annual Report | 3/31/20 3

Portfolio Management Discussion | 3/31/20
The decade-long bull market for U.S. equities drew to a close late in the 12-month period ended March 31, 2020, as the COVID-19 virus pandemic caused much of the global economy to shut down and sent stocks into a bear-market decline. However, markets recovered sharply at the end of the period from their worst levels, offsetting some of the losses for the full fiscal year. In the following interview, Andrew Acheson and Paul Cloonan discuss the factors that affected the performance of Pioneer Fundamental Growth Fund during the 12-month period. Mr. Acheson, Managing Director, Director of Growth, U.S., and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), and Mr. Cloonan, a senior vice president and a portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Fund.
Q How did the Fund perform during the 12-month period ended March 31, 2020?
A Pioneer Fundamental Growth Fund’s Class A shares returned -2.17% at net asset value during the 12-month period ended March 31, 2020, while the Fund’s benchmark, the Russell 1000 Growth Index (the Russell Index), returned 0.91%. During the same period, the average return of the 1,358 mutual funds in Morningstar’s Large Growth Funds category was -3.72%.
Q How would you describe the investment environment for domestic equity stocks during the 12-month period ended March 31, 2020?
A The 12-month period was extremely volatile for U.S. equities. Throughout the early part of the period, trade tensions between the U.S. and China increased dramatically, leading to higher tariffs and heightened uncertainty about the global economic growth outlook. The U.S. Federal Reserve (Fed) responded to a less-robust growth outlook in July 2019 with its first interest-rate reduction in a decade, but stock markets remained choppy as trade negotiations started and stopped throughout much of 2019. By December, however, the U.S. and China had announced a “phase one” trade deal, sending domestic equities to record highs. The market rally proved short-lived, however, as the growing COVID-19 pandemic led to virus-containment measures that essentially brought the global economy to a halt.
Stocks began moving sharply lower in mid-February 2020 as investors fled riskier assets for so-called “safe haven” alternatives such as Treasuries. The Fed responded by cutting its benchmark short-term interest rate to zero and reviving 2008/2009 financial crisis-era asset purchase and credit-support
4 Pioneer Fundamental Growth Fund | Annual Report | 3/31/20

programs. Meanwhile, the U.S. government passed a $2.2 trillion stimulus package. Those aggressive fiscal and monetary policy measures allowed stocks to recover, to a certain degree, and move up from their worst levels as the 12-month period drew to a close.
Somewhat counterintuitively, the best-performing sector during the 12-month period was information technology, as many tech companies once again showed the ability to prosper without broad-based economic growth. Meanwhile, cyclical stocks performed poorly, with the industrials and materials sectors declining the most.
Q How would you characterize the Fund’s positioning and how the positioning affected benchmark-relative performance during the 12-month period ended March 31, 2020?
A During the 12-month period, we maintained our traditional discipline of focusing the Fund’s investments on shares of what we believe to be higher-quality corporations with stable businesses, sustainable competitive advantages, secular growth opportunities, reasonable valuations, and steady earnings. Given our focus on trying to mitigate risk in the portfolio, the Fund’s performance has typically lagged the benchmark’s performance during periods of strong market appreciation. That was especially the case in the fourth quarter of 2019 and early in 2020, as investors favored high-growth, high-valuation stocks in which the Fund was underweight due to our valuation discipline in managing the portfolio.
Conversely, the Fund has typically outperformed the benchmark during market declines. However, during the market’s drop from late February to late March of this year, the Fund performed only roughly in line with the Russell Index. The nature of the recent market decline was far different from the typical sell-off. In the past, when weakening economic conditions have caused stock markets to fall, the Fund’s strict quality requirements have typically led to less volatile performance. In addition, our portfolio construction process attempts to limit risk at the security, sector, and Fund levels. The result is a portfolio containing stocks of companies that have tended to be profitable on average and that have had lower-than-average debt levels, which are the stocks investors have often turned to during uncertain times, due to their more predictable nature. During the most recent market slump in the wake of COVID-19, that was not uniformly the case, as some stocks that have historically been defensive - meaning that they have declined much less than the overall equity markets during past downturns - actually fell much more sharply than the Russell Index toward the end of the 12-month period.
Pioneer Fundamental Growth Fund | Annual Report | 3/31/20 5

Q Which individual portfolio positions detracted from the Fund’s performance relative to the benchmark Russell Index during the 12-month period ended March 31, 2020?
A To illustrate the points we made earlier, three portfolio holdings in particular that have traditionally behaved defensively, but underperformed during the recent market decline and detracted from the Fund’s benchmark-relative returns over the 12-month period, were Ecolab, O’Reilly Auto Parts, and Ross Stores.
Ecolab provides cleaning and sanitizing solutions as well as water treatment equipment. The business has historically generated steady growth over time and often has proved resilient during recessions. The stock outperformed the Russell Index by 15 percentage points during the last major recession in 2008/2009, and by 9 percentage points during the late-2018 market correction. During the pandemic-induced decline towards the end of the 12-month period, however, Ecolab actually underperformed the Russell Index by nearly 9 percentage points, primarily due to the market’s concerns about declining sales to the struggling restaurant and hotel industries that use the company’s products. We do not believe the decline in the stock price was warranted, as we view Ecolab as exceptionally well positioned to potentially benefit from society’s increased focus on sanitization going forward as a result of the COVID-19 virus.
O’Reilly, a leading auto parts retailer, has been generating high returns on capital and has had a competitive advantage based on parts availability that has been difficult for its peers to replicate. Consumers have typically purchased fewer new cars during recessions, instead opting to spend more money to repair older cars. During the past two major market corrections, O’Reilly’s often recession-resistant business model has translated into good relative performance for the company’s shares. However, the stock slightly underperformed the Russell Index (-2%) during this most recent market slump, as the number of miles driven in the U.S. has plummeted due to COVID-19 stay-at-home orders, and consumers have been avoiding any unnecessary contact with stores and repair shops. We believe that once non-essential businesses reopen, miles driven will increase, and so could the need for auto repairs.
Another example of a “defensive” stock that underperformed during this market correction is Ross Stores, an off-price apparel retailer that was also one of the top 10 detractors from the Fund’s benchmark-relative performance during the first quarter of 2020. The stock outperformed the market during the 2008/2009 recession, despite the fact that customers spent less on apparel overall, because a greater percentage of the spending went toward purchases of off-price merchandise. Similar to the situation with
6 Pioneer Fundamental Growth Fund | Annual Report | 3/31/20

O’Reilly, in the current COVID-19 environment, consumers have been avoiding shopping at stores, and Ross has temporarily closed the vast majority of its physical locations. That dynamic has put near-term pressure on the stock, but it has not altered our long-term investment case that Ross could be a prime beneficiary of the shift away from full-price apparel department stores to off-price stores. We believe that shift is likely to accelerate once people go back to work, as they may be more budget-conscious than they were prior to the COVID-19 crisis. Moreover, we believe Ross could have an opportunity to purchase excess apparel inventory from manufacturers and full-price retailers at greatly discounted prices.
Other portfolio holdings that notably lagged and detracted from the Fund’s benchmark-relative returns throughout the 12-month period included defense contractor Raytheon. One factor driving the stock’s underperformance was investors’ concerns about the company’s pending merger with United Technologies (not a Fund holding), a major producer of aircraft engines and other aerospace products. We had based our investment case for Raytheon on its historically strong returns on capital, competitive advantages in military technology, and exposure to U.S. defense spending. However, we exited the Fund’s position before the end of the 12-month period, as it was not clear to us how Raytheon’s shareholders would benefit from the impending merger, especially with the weak outlook for aircraft demand in light of travel restrictions resulting from COVID-19.
A position in semiconductor solutions specialist Broadcom also detracted from the Fund’s relative returns during the 12-month period. Broadcom’s strategy of acquiring businesses and subsequently cutting costs through workforce reductions and other measures has given the company’s profits a short-term boost, but those acquisitions have also significantly changed Broadcom’s business mix and added substantial leverage to its balance sheet. We sold the position before period-end, as it remained unclear to us how the company could sustain competitiveness and growth over the long run.
Finally, tool/equipment maker Stanley Black & Decker was a notable laggard in the portfolio during the 12-month period. The shares had performed well throughout much of the period, as the pre-pandemic economic expansion had built confidence about customer demand for the company’s core products. However, the stock price fell dramatically during the first quarter of 2020 as Stanley Black & Decker cut back on non-essential staffing and temporarily suspended acquisition activity to focus on securing its supply chain and conserving its capital in the wake of
Pioneer Fundamental Growth Fund | Annual Report | 3/31/20 7

the COVID-19 pandemic. We increased the Fund’s exposure to the company during the decline, as we believe its business could bounce back once the current crisis passes or at least subsides.
Q Which investments contributed positively to the Fund’s benchmark-relative performance during the 12-month period ended March 31, 2020?
A In addition to seeing traditionally defensive stocks underperform in the falling market during March, the 12-month period was also noteworthy in that other stocks not typically seen as being defensive in nature actually outperformed.
Individual portfolio holdings that benefited the Fund’s benchmark-relative returns during the 12-month period included Amazon.com. After consolidating previous gains throughout much of 2019, the e-commerce giant saw its stock gain momentum going into 2020. During the downturn over the final month of the period, Amazon benefited from rising demand for its online shopping and cloud-computing services.
Animal health company Zoetis was also a strong contributor to the Fund’s relative returns. We believe Zoetis has a strong competitive advantage with its global distribution network and its broad and innovative product line.
Another positive contributor to the Fund’s benchmark-relative results over the 12-month period was Adobe, as the digital-marketing company built momentum in the fourth quarter of 2019. Adobe’s competitive advantage stems from its integrated digital-marketing platform, which has helped the company earn solid returns on capital that have been far higher than Adobe’s cost of capital. We believe a secular shift toward digital marketing could support further growth for the company.
Finally, the Fund’s position in IntercontinentalExchange (ICE) was one of the top positive contributors to benchmark-relative performance during the 12-month period. The return of significant market volatility over the final weeks of the period caused trading volumes to rise, which benefited the company’s derivatives business. We also see continued strength from ICE’s information and data analytics business, which represents more than half of total sales and potentially brings some stability to ICE’s earnings.
Q Did the Fund invest in any derivative securities during the 12-month period ended March 31, 2020?
A No, the Fund did not hold any derivatives during the period.
8 Pioneer Fundamental Growth Fund | Annual Report | 3/31/20

Q What were some of the Fund’s most notable purchases during the 12-month period ended March 31, 2020?
A We added to the Fund’s position in medical-device maker Zimmer Biomet, taking advantage of the market decline late in the 12-month period. The company’s products include implants for knee and hip replacements as well as surgical robotics to aid surgeons during knee, spine, and brain procedures. In January, we also invested in Motorola Solutions, which has been generating strong returns on capital with its end-to-end public safety solutions business. We believe Motorola’s stable business model, recurring revenues, and attractive valuation could help sustain growth over time.
Late in the 12-month period, we added positions in Rockwell Automation and Salesforce.com. Rockwell’s process-automation business has been producing high returns on capital, and we believe that with its competitive advantages in technology innovation, distribution network infrastructure, and large installed base, the returns are potentially sustainable. We also believe that the secular trend toward factory automation could help Rockwell. Salesforce.com has been growing its market share in enterprise software, expanding its scope beyond customer-relationship management software to generate impressive gains in recurring revenues. The recent market volatility allowed us to establish portfolio stakes in both Rockwell and Salesforce at attractive valuations.
Q What were some of the noteworthy positions sold from the Fund’s portfolio during the 12-month period ended March 31, 2020?
A As noted earlier, during the 12-month period we liquidated the Fund’s positions in Raytheon and Broadcom. We also sold the Fund’s shares of Emerson Electric. Emerson has typically derived a substantial amount of its business from the oil and gas industry, and we believe that, weak oil prices have worsened the outlook for future capital spending. Finally, we eliminated the Fund’s position in International Flavors and Fragrances (IFF), based on our concerns that the company’s recent acquisition of Frutarom (not a Fund holding), a manufacturer of natural food colorings and food protection, may significantly reduce IFF’s returns on capital.
Q What is your outlook heading into the Fund’s new fiscal year, and how has the outlook affected the Fund’s positioning?
A As we look ahead to the remainder of 2020, we expect that the economic damage from the COVID-19 pandemic will be severe. The extent of the damage will depend on how long mitigation and containment measures remain in place and how effective aggressive fiscal and monetary stimulus packages are in cushioning the blow to the U.S. economy.
Pioneer Fundamental Growth Fund | Annual Report | 3/31/20 9

The situation could play out in several possible scenarios. The most optimistic view is that containment efforts will be successful relatively quickly, thus potentially resulting in a “V-shaped,” or sharp recovery. More pessimistic views anticipate a prolonged global recession. We believe that a lopsided V-shaped recovery is most likely to occur at some point, but that the slope of the recovery will not be as steep as the decline and could include some setbacks should further waves of COVID-19 infections recur.
We anticipate that markets will almost certainly remain volatile, and trying to anticipate the exact time when the market reaches its low remains a futile task. And yet, equity valuations have become increasingly attractive in our view, thus providing opportunities for investors with a long-term investment horizon.
We strongly believe that the best approach to equity investing is to seek to acquire shares of companies that are highly profitable and have strong balance sheets and sustainable business models. In our view, such companies must be capable of surviving a prolonged and deep recession and emerging from the recession with the financial firepower to invest and thrive during the subsequent recovery. The Fund has had a proven long-term record of delivering solid risk-adjusted returns in good times and bad. We believe the portfolio’s current positioning may potentially mitigate risk going forward, while providing the Fund with the potential to participate in the upside if and when U.S. equities recover fully.
The Fund has remained overweight in the non-spread (interest-rate sensitive) financials sector, featuring holdings such as insurance brokerage companies and financial exchanges that have typically been less susceptible to narrowing interest-rate spreads, and in the health care sector. Those two sectors feature holdings of a number of companies that meet our investment criteria related to profitability, competitive advantages, secular growth, and valuation.
The Fund’s biggest underweight relative to the benchmark Russell Index is in the information technology sector, due to relatively high valuations and increased corporate earnings risk deriving from a potentially severe global economic downturn.
10 Pioneer Fundamental Growth Fund | Annual Report | 3/31/20

Please refer to the Schedule of Investments on pages 21–24 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
The Fund invests in a limited number of securities and, as a result, the Fund’s performance may be more volatile than the performance of other funds holding more securities.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
These risks may increase share price volatility.
Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Fundamental Growth Fund | Annual Report | 3/31/20 11

Portfolio Summary | 3/31/20

Sector Distribution

(As a percentage of total investments)*

10 Largest Holdings

(As a percentage of total investments)*

1.	Microsoft Corp.	7.52%
2.	Amazon.com, Inc.	7.29
3.	Alphabet, Inc., Class C	6.63
4.	Apple, Inc.	4.70
5.	Mastercard, Inc.	4.61
6.	PepsiCo., Inc.	4.18
7.	Progressive Corp.	3.61
8.	Adobe, Inc.	3.34
9.	Intercontinental Exchange, Inc.	3.20
10.	Thermo Fisher Scientific, Inc.	3.17

*  Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
12 Pioneer Fundamental Growth Fund | Annual Report | 3/31/20

Prices and Distributions | 3/31/20

Net Asset Value per Share

Class	3/31/20	3/31/19
A	$22.43	$24.21
C	$20.07	$21.93
K	$22.43	$24.21
R	$21.95	$23.79
Y	$22.63	$24.42

Distributions per Share: 4/1/19–3/31/20

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.0095	$ —	$1.4465
C	$ —	$ —	$1.4465
K	$0.1214	$ —	$1.4465
R	$ —	$ —	$1.4465
Y	$0.0975	$ —	$1.4465

The Russell 1000 Growth Index is an unmanaged index that measures the performance of large-cap U.S. growth stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 14–18.
Pioneer Fundamental Growth Fund | Annual Report | 3/31/20 13

Performance Update | 3/31/20	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Fundamental Growth Fund at public offering price during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of March 31, 2020)
	Net	Public	Russell
	Asset	Offering	1000
	Value	Price	Growth
Period	(NAV)	(POP)	Index
10 years	11.33%	10.67%	12.97%
5 years	7.95	6.68	10.36
1 year	-2.17	-7.79	0.91

Expense Ratio
(Per prospectus dated August 1, 2019)
Gross
1.09%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
14 Pioneer Fundamental Growth Fund | Annual Report | 3/31/20

Performance Update | 3/31/20	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of March 31, 2020)
			Russell
			1000
	If	If	Growth
Period	Held	Redeemed	Index
10 years	10.54%	10.54%	12.97%
5 years	7.22	7.22	10.36
1 year	-2.81	-2.81	0.91

Expense Ratio
(Per prospectus dated August 1, 2019)
Gross
1.73%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Fundamental Growth Fund | Annual Report | 3/31/20 15

Performance Update | 3/31/20	Class K Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of March 31, 2020)
	Net	Russell
	Asset	1000
	Value	Growth
Period	(NAV)	Index
10 years	11.67%	12.97%
5 years	8.40	10.36
1 year	-1.78	0.91

Expense Ratio
(Per prospectus dated August 1, 2019)
Gross
0.66%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 20, 2012, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
16 Pioneer Fundamental Growth Fund | Annual Report | 3/31/20

Performance Update | 3/31/20	Class R Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of March 31, 2020)
	Net	Russell
	Asset	1000
	Value	Growth
Period	(NAV)	Index
10 years	11.06%	12.97%
5 years	7.61	10.36
1 year	-2.50	0.91

Expense Ratio
(Per prospectus dated August 1, 2019)
Gross
1.39%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on April 2, 2012, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning April 2, 2012, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Fundamental Growth Fund | Annual Report | 3/31/20 17

Performance Update | 3/31/20	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of March 31, 2020)
	Net	Russell
	Asset	1000
	Value	Growth
Period	(NAV)	Index
10 years	11.70%	12.97%
5 years	8.28	10.36
1 year	-1.89	0.91

Expense Ratio
(Per prospectus dated August 1, 2019)
Gross
0.77%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
18 Pioneer Fundamental Growth Fund | Annual Report | 3/31/20

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2) transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)   Divide your account value by $1,000
    Example: an $8,600 account value ÷ $1,000 = 8.6
(2)   Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Fundamental Growth Fund
Based on actual returns from October 1, 2019 through March 31, 2020.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 10/1/19
Ending Account	$856.33	$905.44	$910.37	$906.81	$909.61
Value (after expenses)
on 3/31/20
Expenses Paid	$4.97	$8.29	$3.15	$6.67	$3.63
During Period*

*  Expenses are equal to the Fund’s annualized expense ratio of 1.07%, 1.74%, 0.66%, 1.40% and 0.76%, for Class A, Class C, Class K, Class R and Class Y respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the partial year period).
Pioneer Fundamental Growth Fund | Annual Report | 3/31/20 19

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Fundamental Growth Fund
Based on a hypothetical 5% per year return before expenses, reflecting the period from October 1, 2019 through March 31, 2020.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 10/1/19
Ending Account	$1,019.65	$1,016.30	$1,021.70	$1,018.00	$1,021.20
Value (after expenses)
on 3/31/20
Expenses Paid	$5.40	$8.77	$3.34	$7.06	$3.84
During Period*

*  Expenses are equal to the Fund’s annualized expense ratio of 1.07%, 1.74%, 0.66%, 1.40% and 0.76%, for Class A, Class C, Class K, Class R and Class Y respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the partial year period).
20 Pioneer Fundamental Growth Fund | Annual Report | 3/31/20

Schedule of Investments | 3/31/20

Shares		Value
UNAFFILIATED ISSUERS — 97.9%
COMMON STOCKS — 97.9% of Net Assets
Beverages — 4.1%
1,750,817	PepsiCo., Inc.	$ 210,273,122
	Total Beverages	$ 210,273,122
Capital Goods — 0.7%
231,494	Rockwell Automation, Inc.	$ 34,934,760
	Total Capital Goods	$ 34,934,760
Capital Markets — 4.7%
2,381,790	Charles Schwab Corp.	$ 80,075,780
1,993,913	Intercontinental Exchange, Inc.	161,008,474
	Total Capital Markets	$ 241,084,254
Chemicals — 1.8%
585,543	Ecolab, Inc.	$ 91,245,166
	Total Chemicals	$ 91,245,166
Communications Equipment — 1.4%
556,312	Motorola Solutions, Inc.	$ 73,944,991
	Total Communications Equipment	$ 73,944,991
Electronic Equipment, Instruments & Components — 3.3%
898,650	Amphenol Corp.	$ 65,493,612
1,097,308	CDW Corp.	102,345,917
	Total Electronic Equipment, Instruments & Components	$ 167,839,529
Entertainment — 2.8%
1,429,652(a)	Electronic Arts, Inc.	$ 143,208,241
	Total Entertainment	$ 143,208,241
Food & Staples Retailing — 2.1%
933,264	Walmart, Inc.	$ 106,037,456
	Total Food & Staples Retailing	$ 106,037,456
Health Care Equipment & Supplies — 6.8%
297,491	Cooper Cos., Inc.	$ 82,009,344
380,084(a)	Edwards Lifesciences Corp.	71,691,444
1,123,180	Medtronic Plc	101,288,372
910,988	Zimmer Biomet Holdings, Inc.	92,082,667
	Total Health Care Equipment & Supplies	$ 347,071,827
Insurance — 5.2%
1,028,614	Marsh & McLennan Cos., Inc.	$ 88,933,966
2,461,678	Progressive Corp.	181,770,304
	Total Insurance	$ 270,704,270

The accompanying notes are an integral part of these financial statements.
Pioneer Fundamental Growth Fund | Annual Report | 3/31/20 21

Schedule of Investments | 3/31/20 (continued)

Shares		Value
	Interactive Media & Services — 6.5%
286,937(a)	Alphabet, Inc., Class C	$ 333,653,213
	Total Interactive Media & Services	$ 333,653,213
	Internet & Direct Marketing Retail — 8.8%
188,008(a)	Amazon.com, Inc.	$ 366,562,958
65,846(a)	Booking Holdings, Inc.	88,583,941
	Total Internet & Direct Marketing Retail	$ 455,146,899
	IT Services — 11.6%
829,203	Accenture Plc	$ 135,375,682
661,098	Fidelity National Information Services, Inc.	80,415,961
958,971	Mastercard, Inc.	231,649,035
1,571,791(a)	PayPal Holdings, Inc.	150,483,270
	Total IT Services	$ 597,923,948
	Life Sciences Tools & Services — 3.1%
561,593	Thermo Fisher Scientific, Inc.	$ 159,267,775
	Total Life Sciences Tools & Services	$ 159,267,775
	Machinery — 2.9%
277,545	Illinois Tool Works, Inc.	$ 39,444,695
1,106,103	Stanley Black & Decker, Inc.	110,610,300
	Total Machinery	$ 150,054,995
	Pharmaceuticals — 7.9%
1,833,906(a)	Elanco Animal Health, Inc.	$ 41,061,155
857,052	Eli Lilly & Co.	118,890,253
663,643	Johnson & Johnson	87,023,507
1,288,730	Roche Holding AG (A.D.R.)	52,283,776
915,683	Zoetis, Inc.	107,766,732
	Total Pharmaceuticals	$ 407,025,423
	Software — 10.7%
527,607(a)	Adobe, Inc.	$ 167,905,651
2,398,866	Microsoft Corp.	378,325,157
	Total Software	$ 546,230,808
	Software & Services — 1.4%
507,584(a)	salesforce.com, Inc.	$ 73,081,944
	Total Software & Services	$ 73,081,944

The accompanying notes are an integral part of these financial statements.
22 Pioneer Fundamental Growth Fund | Annual Report | 3/31/20

Shares		Value
	Specialty Retail — 7.5%
841,578	Home Depot, Inc.	$ 157,131,028
293,267(a)	O’Reilly Automotive, Inc.	88,288,030
1,597,117	Ross Stores, Inc.	138,901,266
	Total Specialty Retail	$ 384,320,324
	Technology Hardware, Storage & Peripherals — 4.6%
930,106	Apple, Inc.	$ 236,516,655
	Total Technology Hardware, Storage & Peripherals	$ 236,516,655
	TOTAL COMMON STOCKS
	(Cost $3,590,028,488)	$5,029,565,600
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 97.9%
	(Cost $3,590,028,488)	$5,029,565,600
	OTHER ASSETS AND LIABILITIES — 2.1%	$ 105,856,879
	NET ASSETS — 100.0%	$5,135,422,479

(A.D.R.)	American Depositary Receipts.
(a)	Non-income producing security.

Purchases and sales of securities (excluding temporary cash investments and in-kind redemptions) for the year ended March 31, 2020, aggregated $1,347,833,842 and $1,922,679,114, respectively.
The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended March 31, 2020, the Fund did not engage in any cross trade activity.
At March 31, 2020, the net unrealized appreciation on investments based on cost for federal tax purposes of $3,608,149,876 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$1,646,791,191
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(225,375,467)
Net unrealized appreciation	$1,421,415,724

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1 – quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The accompanying notes are an integral part of these financial statements.
Pioneer Fundamental Growth Fund | Annual Report | 3/31/20 23

Schedule of Investments | 3/31/20 (continued)
The following is a summary of the inputs used as of March 31, 2020, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Common Stocks	$5,029,565,600	$—	$—	$5,029,565,600
Total Investments in
Securities	$5,029,565,600	$—	$—	$5,029,565,600

During the year ended March 31, 2020, there were no transfers between Levels 1, 2 and 3.
The accompanying notes are an integral part of these financial statements.
24 Pioneer Fundamental Growth Fund | Annual Report | 3/31/20

Statement of Assets and Liabilities | 3/31/20

ASSETS:
Investments in unaffiliated issuers, at value (cost $3,590,028,488)	$5,029,565,600
Cash	87,451,792
Receivables —
Investment securities sold	25,108,601
Fund shares sold	34,495,907
Dividends	2,628,250
Interest	2,218
Due from the Adviser	441
Other assets	80,358
Total assets	$5,179,333,167
LIABILITIES:
Payables —
Investment securities purchased	$25,970,743
Fund shares repurchased	16,094,686
Trustees’ fees	7,748
Due to affiliates	521,644
Accrued expenses	1,315,867
Total liabilities	$43,910,688
NET ASSETS:
Paid-in capital	$3,503,398,855
Distributable earnings	1,632,023,624
Net assets	$5,135,422,479
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $805,102,040/35,898,021 shares)	$22.43
Class C (based on $372,488,160/18,557,931 shares)	$20.07
Class K (based on $639,430,050/28,505,253 shares)	$22.43
Class R (based on $85,892,080/3,912,458 shares)	$21.95
Class Y (based on $3,232,510,149/142,817,645 shares)	$22.63
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $22.43 net asset value per share/100%-5.75%
maximum sales charge)	$23.80

The accompanying notes are an integral part of these financial statements.
Pioneer Fundamental Growth Fund | Annual Report | 3/31/20 25

Statement of Operations
FOR THE YEAR ENDED 3/31/20

INVESTMENT INCOME:
Interest from unaffiliated issuers	$1,305,972
Dividends from unaffiliated issuers (net of foreign taxes
withheld $102,656)	73,628,730
Total investment income		$74,934,702
EXPENSES:
Management fees	$36,870,492
Administrative expense	1,521,632
Transfer agent fees
Class A	1,655,323
Class C	355,883
Class K	11,738
Class R	290,965
Class Y	4,098,373
Distribution fees
Class A	2,524,633
Class C	4,463,456
Class R	550,329
Shareowner communications expense	255,234
Custodian fees	64,864
Registration fees	161,648
Professional fees	292,027
Printing expense	59,429
Pricing fees	265
Trustees’ fees	319,776
Insurance expense	81,576
Miscellaneous	143,246
Total expenses		$53,720,889
Less fees waived and expenses reimbursed by the Adviser		(24,637)
Net expenses		$53,696,252
Net investment income		$21,238,450
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$414,986,310
In-kind redemptions	26,554,900	$441,541,210
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers		$(522,764,617)
Net realized and unrealized gain (loss) on investments		$(81,223,407)
Net decrease in net assets resulting from operations		$(59,984,957)

The accompanying notes are an integral part of these financial statements.
26 Pioneer Fundamental Growth Fund | Annual Report | 3/31/20

Statements of Changes in Net Assets

	Year	Year
	Ended	Ended
	3/31/20	3/31/19
FROM OPERATIONS:
Net investment income (loss)	$21,238,450	$26,841,828
Net realized gain (loss) on investments	441,541,210	366,395,202
Change in net unrealized appreciation (depreciation)
on investments	(522,764,617)	334,424,633
Net increase (decrease) in net assets resulting
from operations	$(59,984,957)	$727,661,663
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($1.46 and $1.28 per share, respectively)	$(52,971,897)	$(56,885,056)
Class C ($1.45 and $1.23 per share, respectively)	(26,521,714)	(25,144,609)
Class K ($1.57 and $1.39 per share, respectively)	(41,746,809)	(37,601,659)
Class R ($1.45 and $1.23 per share, respectively)	(5,828,998)	(6,194,708)
Class Y ($1.55 and $1.37 per share, respectively)	(223,328,693)	(206,490,287)
Total distributions to shareowners	(350,398,111)	$(332,316,319)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$1,400,061,586	$1,335,053,456
Reinvestment of distributions	315,072,293	301,535,270
Cost of shares repurchased	(1,888,437,080)	(2,364,978,703)
In-kind redemptions	(125,892,667)	—
Net decrease in net assets resulting from Fund share
transactions	$(299,195,868)	$(728,389,977)
Net decrease in net assets	$(709,578,936)	$(333,044,633)
NET ASSETS:
Beginning of year	$5,845,001,415	$6,178,046,048
End of year	$5,135,422,479	$5,845,001,415

The accompanying notes are an integral part of these financial statements.
Pioneer Fundamental Growth Fund | Annual Report | 3/31/20 27

Statements of Changes in Net Assets (continued)

	Year Ended	Year Ended	Year Ended	Year Ended
	3/31/20	3/31/20	3/31/19	3/31/19
	Shares	Amount	Shares	Amount
Class A
Shares sold	6,780,506	$173,685,723	7,464,963	$174,656,891
Reinvestment of
distributions	1,745,050	45,416,499	2,147,773	48,760,985
Less shares repurchased	(15,681,904)	(401,715,645)	(19,319,758)	(454,252,301)
Net decrease	(7,156,348)	$(182,613,423)	(9,707,022)	$(230,834,425)
Class C
Shares sold	2,176,616	$50,178, 207	2,716,493	$57,846,329
Reinvestment of
distributions	974,000	22,723,445	1,059,825	21,874,816
Less shares repurchased	(4,872,206)	(111,162,851)	(6,325,451)	(135,733,801)
Net decrease	(1,721,590)	$(38,261,199)	(2,549,133)	$(56,012,656)
Class K
Shares sold	7,791,751	$199,976,460	10,787,886	$253,736,943
Reinvestment of
distributions	1,530,890	40,054,332	1,635,138	36,995,323
Less shares repurchased	(8,913,964)	(226,677,667)	(11,429,160)	(271,777,022)
Net increase	408,677	$13,353,125	993,864	$18,955,244
Class R
Shares sold	798,200	$20,090,041	1,085,802	$24,580,239
Reinvestment of
distributions	211,646	5,394,855	230,179	5,146,817
Less shares repurchased	(1,922,327)	(48,170,595)	(2,077,742)	(47,159,442)
Net increase
(decrease)	(912,481)	$(22,685,699)	(761,761)	$(17,432,386)
Class Y
Shares sold	37,154,018	$956,131,155	34,937,476	$824,233,054
Reinvestment
of distributions	7,640,100	201,483,162	8,263,070	188,757,329
Less shares repurchased	(42,812,259)	(1,100,710,322)	(62,145,940)	(1,456,056,137)
In-kind redemptions	(5,096,895)	(125,892,667)	—	—
Net decrease	(3,115,036)	$(68,988,672)	(18,945,394)	$(443,065,754)

The accompanying notes are an integral part of these financial statements.
28 Pioneer Fundamental Growth Fund | Annual Report | 3/31/20

Financial Highlights

	Year		Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended
	3/31/20		3/31/19	3/31/18	3/31/17*	3/31/16*
Class A
Net asset value, beginning of period	$24.21		$22.66	$20.78	$19.00	$19.06
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.04		$0.06	$0.06	$0.08	$0.07
Net realized and unrealized gain (loss) on investments	(0.36)		2.77	2.87	2.13	0.70
Net increase (decrease) from investment operations	$(0.32)		$2.83	$2.93	$2.21	$0.77
Distributions to shareowners:
Net investment income	$(0.01)		$(0.05)	$(0.04)	$(0.06)	$(0.05)
Net realized gain	(1.45)		(1.23)	(1.01)	(0.37)	(0.78)
Total distributions	$(1.46)		$(1.28)	$(1.05)	$(0.43)	$(0.83)
Net increase (decrease) in net asset value	$(1.78)		$1.55	$1.88	$1.78	$(0.06)
Net asset value, end of period	$22.43		$24.21	$22.66	$20.78	$19.00
Total return (b)	(2.17)%		12.90%	14.16%	11.78%	4.00%
Ratio of net expenses to average net assets	1.07%		1.09%	1.09%	1.09%	1.09%
Ratio of net investment income (loss) to average net assets	0.16%		0.25%	0.25%	0.39%	0.38%
Portfolio turnover rate	23	%(c)	26%	38%	23%	13%
Net assets, end of period (in thousands)	$805,102		$1,042,168	$1,195,674	$1,205,124	$992,927
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.07%		1.09%	1.10%	1.09%	1.11%
Net investment income (loss) to average net assets	0.16%		0.25%	0.24%	0.39%	0.36%

*     The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)   The per-share data presented above is based upon the average shares outstanding for the periods presented.
(b)   Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)   Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.
The accompanying notes are an integral part of these financial statements.
Pioneer Fundamental Growth Fund | Annual Report | 3/31/20 29

Financial Highlights (continued)

	Year		Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended
	3/31/20		3/31/19	3/31/18	3/31/17*	3/31/16*
Class C
Net asset value, beginning of period	$21.93		$20.73	$19.17	$17.63	$17.81
Increase (decrease) from investment operations:
Net investment income (loss) (a)(b)	$(0.12)		$(0.08)	$(0.08)	$(0.05)	$(0.05)
Net realized and unrealized gain (loss) on investments	(0.29)		2.51	2.65	1.96	0.65
Net increase (decrease) from investment operations	$(0.41)		$2.43	$2.57	$1.91	$0.60
Distributions to shareowners:
Net realized gain	(1.45)		(1.23)	(1.01)	(0.37)	(0.78)
Total distributions	$(1.45)		$(1.23)	$(1.01)	$(0.37)	$(0.78)
Net increase (decrease) in net asset value	$(1.86)		$1.20	$1.56	$1.54	$(0.18)
Net asset value, end of period	$20.07		$21.93	$20.73	$19.17	$17.63
Total return (c)	(2.81)%		12.12%	13.46%	10.98%	3.29%
Ratio of net expenses to average net assets	1.74%		1.73%	1.74%	1.77%	1.77%
Ratio of net investment income (loss) to average net assets	(0.51)%		(0.39)%	(0.40)%	(0.30)%	(0.29)%
Portfolio turnover rate	23	%(d)	26%	38%	23%	13%
Net assets, end of period (in thousands)	$372,488		$444,786	$473,154	$465,545	$356,675

*     The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)   The per-share data presented above is based upon the average shares outstanding for the periods presented.
(b)   The amount shown for a share outstanding does not correspond with net investment income on the Statement of Operations for the period due to timing of the sales and repurchase of shares.
(c)   Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(d)   Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.
The accompanying notes are an integral part of these financial statements.
30 Pioneer Fundamental Growth Fund | Annual Report | 3/31/20

	Year		Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended
	3/31/20		3/31/19	3/31/18	3/31/17*	3/31/16*
Class K
Net asset value, beginning of period	$24.21		$22.68	$20.79	$19.00	$19.05
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.15		$0.16	$0.16	$0.16	$0.15
Net realized and unrealized gain (loss) on investments	(0.36)		2.76	2.88	2.13	0.70
Net increase (decrease) from investment operations	$(0.21)		$2.92	$3.04	$2.29	$0.85
Distributions to shareowners:
Net investment income	$(0.12)		$(0.16)	$(0.14)	$(0.13)	$(0.12)
Net realized gain	(1.45)		(1.23)	(1.01)	(0.37)	(0.78)
Total distributions	$(1.57)		$(1.39)	$(1.15)	$(0.50)	$(0.90)
Net increase (decrease) in net asset value	$(1.78)		$1.53	$1.89	$1.79	$(0.05)
Net asset value, end of period	$22.43		$24.21	$22.68	$20.79	$19.00
Total return (b)	(1.78)%		13.39%	14.68%	12.24%	4.43%
Ratio of net expenses to average net assets	0.66%		0.66%	0.66%	0.67%	0.67%
Ratio of net investment income (loss) to average net assets	0.58%		0.68%	0.69%	0.81%	0.80%
Portfolio turnover rate	23	%(c)	26%	38%	23%	13%
Net assets, end of period (in thousands)	$639,430		$680,094	$614,710	$376,708	$131,813
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.66%		0.66%	0.66%	0.67%	0.67%
Net investment income (loss) to average net assets	0.58%		0.68%	0.69%	0.81%	0.80%

*     The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)   The per-share data presented above is based upon the average shares outstanding for the periods presented.
(b)   Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)   Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.
The accompanying notes are an integral part of these financial statements.
Pioneer Fundamental Growth Fund | Annual Report | 3/31/20 31

Financial Highlights (continued)

	Year		Year		Year		Year	Year
	Ended		Ended		Ended		Ended	Ended
	3/31/20		3/31/19		3/31/18		3/31/17*	3/31/16*
Class R
Net asset value, beginning of period	$23.79		$22.31		$20.49		$18.76	$18.86
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$(0.04)(	b)	$(0.01)(	b)	$(0.01)(	b)	$0.01	$0.02
Net realized and unrealized gain (loss) on investments	(0.35)		2.72		2.84		2.10	0.69
Net increase (decrease) from investment operations	$(0.39)		$2.71		$2.83		$2.11	$0.71
Distributions to shareowners:
Net investment income	$—		$—		$—		$(0.01)	$(0.03)
Net realized gain	(1.45)		(1.23)		(1.01)		(0.37)	(0.78)
Total distributions	$(1.45)		$(1.23)		$(1.01)		$(0.38)	$(0.81)
Net increase (decrease) in net asset value	$(1.84)		$1.48		$1.82		$1.73	$(0.10)
Net asset value, end of period	$21.95		$23.79		$22.31		$20.49	$18.76
Total return (c)	(2.50)%		12.52%		13.87%		11.41%	3.70%
Ratio of net expenses to average net assets	1.40%		1.39%		1.40%		1.40%	1.40%
Ratio of net investment income (loss) to average net assets	(0.17)%		(0.04)%		(0.05)%		0.08%	0.10%
Portfolio turnover rate	23	%(d)	26%		38%		23%	13%
Net assets, end of period (in thousands)	$85,892		$114,781		$124,614		$117,931	$79,519
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.42%		1.39%		1.42%		1.41%	1.43%
Net investment income (loss) to average net assets	(0.19)%		(0.04)%		(0.07)%		0.07%	0.07%

*     The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)   The per-share data presented above is based upon the average shares outstanding for the periods presented.
(b)   The amount shown for a share outstanding does not correspond with net investment income on the Statement of Operations for the period due to timing of the sales and repurchase of shares.
(c)   Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period. (d) Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.
The accompanying notes are an integral part of these financial statements.
32 Pioneer Fundamental Growth Fund | Annual Report | 3/31/20

	Year		Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended
	3/31/20		3/31/19	3/31/18	3/31/17*	3/31/16*
Class Y
Net asset value, beginning of period	$24.42		$22.86	$20.95	$19.15	$19.20
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.12		$0.14	$0.13	$0.14	$0.13
Net realized and unrealized gain (loss) on investments	(0.36)		2.79	2.90	2.14	0.71
Net increase (decrease) from investment operations	$(0.24)		$2.93	$3.03	$2.28	$0.84
Distributions to shareowners:
Net investment income	$(0.10)		$(0.14)	$(0.11)	$(0.11)	$(0.11)
Net realized gain	(1.45)		(1.23)	(1.01)	(0.37)	(0.78)
Total distributions	$(1.55)		$(1.37)	$(1.12)	$(0.48)	$(0.89)
Net increase (decrease) in net asset value	$(1.79)		$1.56	$1.91	$1.80	$(0.05)
Net asset value, end of period	$22.63		$24.42	$22.86	$20.95	$19.15
Total return (b)	(1.89)%		13.28%	14.54%	12.11%	4.29%
Ratio of net expenses to average net assets	0.76%		0.77%	0.77%	0.77%	0.79%
Ratio of net investment income (loss) to average net assets	0.47%		0.58%	0.58%	0.71%	0.70%
Portfolio turnover rate	23	%(c)	26%	38%	23%	13%
Net assets, end of period (in thousands)	$3,232,510		$3,563,173	$3,769,893	$3,198,861	$2,001,002
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.76%		0.77%	0.77%	0.77%	0.79%
Net investment income (loss) to average net assets	0.47%		0.58%	0.58%	0.71%	0.70%

*     The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)   The per-share data presented above is based upon the average shares outstanding for the periods presented.
(b)   Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)   Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.
The accompanying notes are an integral part of these financial statements.
Pioneer Fundamental Growth Fund | Annual Report | 3/31/20 33

Notes to Financial Statements | 3/31/20
1. Organization and Significant Accounting Policies
Pioneer Fundamental Growth Fund (the “Fund”) is one of three portfolios comprising Pioneer Series Trust X, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund’s investment objective is to seek long-term capital growth.
The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.
Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund’s distributor (the “Distributor”).
In August 2018, the Securities and Exchange Commission (“SEC”) released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosure requirements to conform them to U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) for investment companies. The Fund’s financial statements were prepared in compliance with the new amendments to Regulation S-X.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets
34 Pioneer Fundamental Growth Fund | Annual Report | 3/31/20

and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A.   Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Pioneer Fundamental Growth Fund | Annual Report | 3/31/20 35

Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
At March 31, 2020, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).
B.   Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
36 Pioneer Fundamental Growth Fund | Annual Report | 3/31/20

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.   Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of March 31, 2020, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
At March 31, 2020, the Fund reclassified $26,469,330 to decrease distributable earnings and $26,469,330 to increase paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.
The tax character of distributions paid during the years ended March 31, 2020 and March 31, 2019, was as follows:

	2020	2019
Distributions paid from:
Ordinary income	$18,163,279	$34,716,252
Long-term capital gain	332,234,832	297,600,067
Total	$350,398,111	$332,316,319

Pioneer Fundamental Growth Fund | Annual Report | 3/31/20 37

The following shows the components of distributable earnings on a federal income tax basis at March 31, 2020:

2020
Distributable earnings:
Undistributed ordinary income	$7,478,226
Undistributed long-term capital gain	203,129,674
Unrealized appreciation	1,421,415,724
Total	$1,632,023,624

The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and tax basis adjustments on common stock.
D.   Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $154,466 in underwriting commissions on the sale of Class A shares during the year ended March 31, 2020.
E.   Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).
Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.
F.    Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes
38 Pioneer Fundamental Growth Fund | Annual Report | 3/31/20

in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
Pioneer Fundamental Growth Fund | Annual Report | 3/31/20 39

2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees are paid monthly and are calculated daily at the annual rate of 0.65% of the Fund’s average daily net assets up to $1 billion, 0.60% of the next $6.5 billion and 0.55% on assets over $7.5 billion. For the year ended March 31, 2020, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.61% of the Fund’s average daily net assets.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 1.09%, 1.40% and 0.83% of the average daily net assets attributable to Class A, Class R, and Class Y shares, respectively. Class C and Class K shares do not have an expense limitation. These expense limitations are in effect through August 1, 2020. Fees waived and expenses reimbursed during the year ended March 31, 2020 are reflected on the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $437,561 in management fees, administrative costs and certain other reimbursements payable to the Adviser at March 31, 2020.
3. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended March 31, 2020, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$85,144
Class C	40,131
Class K	20,216
Class R	7,714
Class Y	102,029
Total	$255,234

40 Pioneer Fundamental Growth Fund | Annual Report | 3/31/20

4. Distribution and Service Plans
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $84,083 in distribution fees payable to the Distributor at March 31, 2020.
The Fund also has adopted a separate service plan for Class R shares (“Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended March 31, 2020, CDSCs in the amount of $23,513 were paid to the Distributor.
5. In-Kind Redemption
In accordance with guidelines described in a Fund’s prospectus and in accordance with procedures adopted by the Board, a Fund may distribute portfolio securities rather than cash as payment for a redemption of Fund shares (“in-kind redemption”). For financial reporting purposes, the Fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not
Pioneer Fundamental Growth Fund | Annual Report | 3/31/20 41

recognized for tax purposes and are reclassified from undistributed realized gain/(loss) to paid-in capital. During the year ended March 31, 2020, the fund realized net gains of $26,554,900 on $125,892,667, of in-kind redemptions.
6. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds (the “Funds”), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective March 11, 2020, the Fund participates in a facility that is in the amount of $300 million. Prior to March 11, 2020, the Fund participated in a facility in the amount of $250 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended March 31, 2020, the Fund had no borrowings under the credit facility.
6. Subsequent Event
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
42 Pioneer Fundamental Growth Fund | Annual Report | 3/31/20

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust X and the Shareholders of
Pioneer Fundamental Growth Fund:

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Pioneer Fundamental Growth Fund (the “Fund”) (one of the funds constituting Pioneer Series Trust X (the “Trust”)), including the schedule of investments, as of March 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the “financial statements”). The financial highlights for the periods ended March 31, 2016 and March 31, 2017 were audited by another independent registered public accounting firm whose report, dated May 26, 2017, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Fundamental Growth Fund (one of the funds constituting Pioneer Series Trust X) at March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Pioneer Fundamental Growth Fund | Annual Report | 3/31/20 43

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Amundi Pioneer investment companies since 2017.

Boston, Massachusetts
May 29, 2020
44 Pioneer Fundamental Growth Fund | Annual Report | 3/31/20

ADDITIONAL INFORMATION
For the year ended March 31, 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The Fund intends to designate up to the maximum amount of such dividends allowable as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2020 Form 1099-DIV.
The qualifying percentage of the Fund’s ordinary income dividends for the purpose of the corporate dividends received deduction was 100.00%.
Pioneer Fundamental Growth Fund | Annual Report | 3/31/20 45

Trustees, Officers and Service Providers

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
Trustees and Officers
The Fund’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 45 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.
The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.
46 Pioneer Fundamental Growth Fund | Annual Report | 3/31/20

Independent Trustees

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Thomas J. Perna (68) Chairman of the Board and Trustee	Trustee since 2006. Serves until a successor trustee is elected or earlier retirement or removal.
Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013)
and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology products for securities lending industry); and Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 – 2004)

Director, Broadridge Financial Solutions, Inc. (investor communications and securities processing provider for financial services industry) (2009 – present); Director, Quadriserv, Inc. (2005 – 2013); and Commissioner, New Jersey State Civil Service Commission (2011 – 2015)

John E. Baumgardner, Jr. (68) Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell LLP (law firm).	Chairman, The Lakeville Journal Company, LLC, (privately-held community newspaper group) (2015-present)
Diane Durnin (63) Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.
Managing Director - Head of Product Strategy and Development, BNY Mellon Investment Management (2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018): Executive Vice President Head of Product, BNY Mellon Investment Management (2007-2012); Executive Director- Product Strategy, Mellon Asset Management (2005-2007); Executive Vice President Head of Products, Marketing and Client Service, Dreyfus Corporation (2000-2005); and Senior Vice President Strategic Product and Business Development, Dreyfus Corporation (1994-2000)
None
Benjamin M. Friedman (75) Trustee	Trustee since 2008. Serves until a successor trustee is elected or earlier retirement or removal.	William Joseph Maier Professor of Political Economy, Harvard University (1972 – present)	Trustee, Mellon Institutional Funds Investment Trust and Mellon Institutional Funds Master Portfolio (oversaw 17 portfolios in fund complex) (1989 - 2008)

Pioneer Fundamental Growth Fund | Annual Report | 3/31/20 47

Independent Trustees (continued)

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Lorraine H. Monchak (64) Trustee	Trustee since 2017. (Advisory Trustee from 2014 - 2017). Serves until a successor trustee is elected or earlier retirement or removal.
Chief Investment Officer, 1199 SEIU Funds (healthcare workers union pension funds) (2001 – present); Vice President – International Investments Group, American International Group, Inc. (insurance company) (1993 – 2001); Vice President – Corporate Finance and Treasury Group, Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability Management Group, Federal Farm Funding Corporation (government-sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies Group, Shearson Lehman Hutton, Inc. (investment bank) (1987 – 1988); and Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)
None
Marguerite A. Piret (71) Trustee	Trustee since 2002. Serves until a successor trustee is elected or earlier retirement or removal.
Chief Financial Officer, American Ag Energy, Inc. (controlled environment and agriculture company) (2016 – present); and President and Chief Executive Officer, Metric Financial Inc. (formerly known as Newbury Piret Company) (investment banking firm) (1981 – 2019)
Director of New America High Income Fund, Inc. (closed-end investment company) (2004 – present); and Member, Board of Governors, Investment Company Institute (2000 – 2006)
Fred J. Ricciardi (73) Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal.
Consultant (investment company services) (2012 – present); Executive Vice
President, BNY Mellon (financial and investment company services) (1969 – 2012); Director, BNY International Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas Investment Corp. (financial services) (2009 – 2012); Director, Financial Models (technology) (2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities Services, Ltd., Ireland (financial services) (1999-2006); and Chairman, BNY Alternative Investment Services, Inc. (financial services) (2005-2007)
None

48 Pioneer Fundamental Growth Fund | Annual Report | 3/31/20

Interested Trustees

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Lisa M. Jones (58)* Trustee, President and Chief Executive Officer	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal
Director, CEO and President of Amundi Pioneer Asset Management USA, Inc. (since September 2014); Director, CEO and President of Amundi Pioneer Asset Management, Inc. (since September 2014); Director, CEO and President of Amundi Pioneer Distributor, Inc. (since September 2014); Director, CEO and President of Amundi Pioneer Institutional Asset Management, Inc. (since September 2014); Chair, Amundi Pioneer Asset Management USA, Inc., Amundi Pioneer Distributor, Inc. and Amundi Pioneer Institutional Asset Management, Inc. (September 2014 – 2018); Managing Director, Morgan Stanley Investment Management (2010 – 2013); Director of Institutional Business, CEO of International, Eaton Vance Management (2005 – 2010); and Director of Amundi USA, Inc. (since 2017)
None
Kenneth J. Taubes (62)* Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal
Director and Executive Vice President (since 2008) and Chief Investment Officer, U.S. (since 2010) of Amundi Pioneer Asset Management USA, Inc.; Director and Executive Vice President and Chief Investment Officer, U.S. of Amundi Pioneer (since 2008); Executive Vice President and Chief Investment Officer, U.S. of Amundi Pioneer Institutional Asset Management, Inc. (since 2009); Portfolio Manager of Amundi Pioneer (since 1999); and Director of Amundi USA, Inc. (since 2017)
None

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.
Pioneer Fundamental Growth Fund | Annual Report | 3/31/20 49

Fund Officers

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Officer
Christopher J. Kelley (55) Secretary and Chief Legal Officer	Since 2003. Serves at the discretion of the Board
Vice President and Associate General Counsel of Amundi Pioneer since January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds since June 2010; Assistant Secretary of all of the Pioneer Funds from September 2003 to May 2010; and Vice President and Senior Counsel of Amundi Pioneer from July 2002 to December 2007
None
Carol B. Hannigan (59) Assistant Secretary	Since 2010. Serves at the discretion of the Board
Fund Governance Director of Amundi Pioneer since December 2006 and Assistant Secretary of all the Pioneer Funds since June 2010; Manager – Fund Governance of Amundi Pioneer from December 2003 to November 2006; and Senior Paralegal of Amundi Pioneer from January 2000 to November 2003
None
Thomas Reyes (57) Assistant Secretary	Since 2010. Serves at the discretion of the Board	Assistant General Counsel of Amundi Pioneer since May 2013 and Assistant Secretary of all the Pioneer Funds since June 2010; and Counsel of Amundi Pioneer from June 2007 to May 2013	None
Mark E. Bradley (60) Treasurer and Chief Financial and Accounting Officer	Since 2008. Serves at the discretion of the Board
Vice President – Fund Treasury of Amundi Pioneer; Treasurer of all of the Pioneer Funds since March 2008; Deputy Treasurer of Amundi Pioneer from March 2004 to February 2008; and Assistant Treasurer of all of the Pioneer Funds from March 2004 to February 2008
None
Luis I. Presutti (55) Assistant Treasurer	Since 2002. Serves at the discretion of the Board	Director – Fund Treasury of Amundi Pioneer; and Assistant Treasurer of all of the Pioneer Funds	None
Gary Sullivan (62) Assistant Treasurer	Since 2002. Serves at the discretion of the Board	Senior Manager – Fund Treasury of Amundi Pioneer; and Assistant Treasurer of all of the Pioneer Funds	None

50 Pioneer Fundamental Growth Fund | Annual Report | 3/31/20

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Officer
Antonio Furtado (38) Assistant Treasurer	Since 2020. Serves at the discretion of the Board	Fund Oversight Manager – Fund Treasury of Amundi Pioneer; and Assistant Treasurer of all of the Pioneer Funds	None
John Malone (48) Chief Compliance Officer	Since 2018. Serves at the discretion of the Board
Managing Director, Chief Compliance Officer of Amundi Pioneer Asset Management; Amundi Pioneer Institutional Asset Management, Inc.; and the Pioneer Funds since September 2018; and Chief Compliance Officer of Amundi Pioneer Distributor, Inc. since January 2014.
None
Kelly O’Donnell (49) Anti-Money Laundering Officer	Since 2006. Serves at the discretion of the Board	Vice President – Amundi Pioneer Asset Management; and Anti-Money Laundering Officer of all the Pioneer Funds since 2006	None

Pioneer Fundamental Growth Fund | Annual Report | 3/31/20 51

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52 Pioneer Fundamental Growth Fund | Annual Report | 3/31/20

How to Contact Amundi Pioneer
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321

Retirement plans information	1-800-622-0176

Write to us:
Amundi Pioneer
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com/us
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com/us

Securities offered through Amundi Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2020 Amundi Pioneer Asset Management 19341-14-0520

Pioneer Dynamic
Credit Fund

Annual Report | March 31, 2020

Ticker Symbols:
Class A	RCRAX
Class C	RCRCX
Class Y	RCRYX
Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.
You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundipioneer.com/us

Pioneer Dynamic Credit Fund | Annual Report | 3/31/20 1

President’s Letter
Dear Shareholders,
The new decade has arrived delivering a first quarter that will go down in the history books. The beginning of the year seemed to extend the positive market environment of 2019 and then, March roared in like a lion and the COVID-19 pandemic became a global crisis impacting lives and life as we know it. The impact on the global economy from the COVID-19 virus pandemic, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others. And the markets, which do not thrive on uncertainty, have been volatile. Our business continuity plan was implemented given the new COVID-19 guidelines, and most of our employees are working remotely. To date, our operating environment has faced no interruption. I am proud of the careful planning that has taken place and confident we can maintain this environment for as long as is prudent. History in the making for a company that first opened its doors way back in 1928.
Since 1928, Amundi Pioneer’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the potential risks during periods of market volatility. As the early days of 2020 have reminded us, in today’s global economy, investment risk can materialize from a number of factors, including a slowing economy, changing U.S. Federal Reserve policy, oil price shocks, political and geopolitical factors and, unfortunately, major public health concerns such as a viral pandemic.
At Amundi Pioneer, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyze each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.
2 Pioneer Dynamic Credit Fund | Annual Report | 3/31/20

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial advisor to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
We remain confident that the current crisis, like others in human history, will pass, and we greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
March 31, 2020
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Dynamic Credit Fund | Annual Report | 3/31/20 3

Portfolio Management Discussion | 3/31/20
In the following interview, Michael Temple and Kevin Choy discuss the principal factors that affected the performance of Pioneer Dynamic Credit Fund during the 12-month period ended March 31, 2020, Mr. Temple, Managing Director, Director of Corporate Credit Research, U.S., and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), and Mr. Choy, a vice president and a portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Fund.
Q    How did the Fund perform during the 12-month period ended March 31, 2020?
A    Pioneer Dynamic Credit Fund’s Class A shares returned -10.59% at net asset value during the 12-month period ended March 31, 2020, while the Fund’s benchmark, the ICE Bank of America U.S. Dollar 3-Month LIBOR Index (the ICE BofA Index), returned 2.38%. During the same period, the average return of the 316 mutual funds in Morningstar’s Multisector Bond Funds category was -4.16%.
Q    How would you describe the investment backdrop in the fixed-income markets during the 12-month period ended March 31, 2020?
A    The 12-month period was unusual in that it encompassed two distinct parts. The first part, which ran from April 2019 through mid-February of 2020, was a generally favorable time for the markets. Amid signs that a slowing global economy could begin to have a negative effect on the U.S. economy, the U.S. Federal Reserve (Fed) moved to an accommodative policy stance and enacted three 0.25% interest-rate cuts over the second half of the 2019 calendar year. In combination with a backdrop of steady domestic economic growth and positive investor sentiment, the Fed’s actions contributed to broad-based gains across the fixed-income market and robust relative performance for credit-sensitive investments.
Those favorable conditions changed abruptly in the middle of February 2020, however, when it became clear that the highly contagious COVID-19 virus had begun to spread beyond China and throughout the globe, eventually becoming a pandemic. As world governments shut down large swaths of their economies to help contain the spread of the virus, the outlook for both gross domestic product (GDP) and for corporate earnings deteriorated dramatically. Market participants responded by moving out of riskier positions and into so-called “safe havens,” such as U.S. Treasuries. In
4 Pioneer Dynamic Credit Fund | Annual Report | 3/31/20

the bond market, the imbalance of sellers and buyers led to a sharp, dramatic downturn in the prices of credit-sensitive assets such as investment-grade corporates, high-yield bonds, and senior loans. Conversely, U.S. Treasuries staged a strong rally in the ensuing “flight to quality” over the final weeks of the 12-month period.
Global governments and central banks responded with massive stimulus programs in an attempt to help offset the effects of the virus-related shutdowns on both economies and the markets for riskier assets, which had sold off dramatically. In the United States, for instance, the Fed cut short-term interest rates to zero and announced a wide range of lending and asset-purchase facilities, while the U.S. government passed an estimated $2 trillion financial aid bill for both workers and businesses. Credit-sensitive markets had a positive response to those initiatives and staged an impressive rally in the final week of March, but the various credit-sensitive asset classes nonetheless finished the full 12-month period in negative territory.
Q    What were the principal factors that affected the Fund’s benchmark-relative performance during the 12-month period ended March 31, 2020?
A    Our preference for investing the Fund in the credit-sensitive sectors was a key detractor from benchmark-relative performance over the full 12-month period, even though the positions had fared reasonably well for most of the fiscal year before declining sharply in the market sell-off spawned by COVID-19. Specifically, the Fund’s allocations to high-yield bonds and investment-grade corporates detracted from relative returns, as did portfolio positions in senior loans and securitized assets. We gradually reduced the portfolio’s risk exposure over the course of the 12-month period by decreasing the Fund’s weightings in loans and high-yield bonds. At the same time, we rotated the portfolio into higher-quality segments of the credit sectors, including asset-backed securities (ABS). While the shift helped to cushion some of the negative performance effects of the late-period market sell-off, the Fund nonetheless underperformed the benchmark given that all of the asset categories in which it was invested lagged the ICE BofA Index, which is concentrated in non-credit-sensitive issues.
On the plus side, our efforts to manage tail risk – that is, the chance that unexpected developments could lead to a sharp sell-off across the markets - contributed positively to the Fund’s returns by helping to ease some of the pain inflicted by the market downturn during February and March. The
Pioneer Dynamic Credit Fund | Annual Report | 3/31/20 5

Fund also benefited from its weightings in cash and U.S. Treasuries during the 12-month period. In addition, an allocation to insurance-linked securities (ILS), which are issued by property-and-casualty insurers to help mitigate the risk of having to payout claims in the wake of natural disasters, contributed modestly to the Fund’s benchmark-relative results. ILS have typically had little or no correlation to the performance of financial markets, a characteristic that helped the asset class outperform most other riskier assets over the 12-month period. We opted to gradually reduce the Fund’s exposure to ILS as the period progressed.
Q    Did the Fund have exposure to derivative securities during the 12-month period ended March 31, 2020? If so, how did the derivatives affect the Fund’s performance?
A    The Fund had investments in several types of derivatives during the 12-month period. We used credit default swaps to manage the portfolio’s exposure to credit-linked securities. In addition, we invested the portfolio in interest-rate futures to help manage duration risk, and we used forward foreign currency contracts to take directional views on underlying economies as well as to manage the risks associated with investments denominated in foreign currencies. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)
Our credit-linked derivative strategies detracted from the Fund’s performance, while the interest-rate strategies contributed positively to performance. As mentioned earlier, our attempts to manage tail risk, which involved the use of derivatives, also contributed positively to relative returns. The currency forwards had little effect on the Fund’s results.
Q    Were there any changes to the Fund’s yield, or distributions* to shareholders, during the 12-month period ended March 31, 2020?
A    The Fund’s yield rose compared to its level on March 31, 2019, primarily as a result of the general increase in prevailing market yields over the majority of the 12-month period.
Please see the Notes to Financial Statements for more information about how the Fund distributes income to shareholders.
*     Distributions are not guaranteed.
6 Pioneer Dynamic Credit Fund | Annual Report | 3/31/20

Q    How would you characterize broader fixed-income market conditions in the wake of the recent sell-off, and your investment approach as the Fund enters a new fiscal year?
A    The markets were mired in a great deal of uncertainty as the 12-month period drew to a close, and volatility remained very high as investors struggled to assess the economic outlook. We believe we are unlikely to see a return to the previous, more positive environment for quite some time, and we have been preparing for that eventuality. With that said, we made few major changes to the portfolio as prices turned lower towards the end of the period, given that the Fund had already been positioned in a defensive fashion.
We did reduce the Fund’s duration exposure to a certain degree, as we believe a lower duration could potentially help mitigate portfolio volatility, and we see the positioning as appropriate given the extent to which yields have already fallen. We also have maintained above-average Fund weightings in cash and short-term securities to provide us with the flexibility to capitalize on additional market fluctuations in the months ahead. Not least, we have continued to emphasize portfolio investments in corporate bonds issued by companies with robust, sustainable cash flows and strong balance sheets, over issuers that are potentially exposed to greater financial risk. In our view, the possibility of a protracted economic downturn will result in clear winners and losers emerging on the other side, which makes intensive, bottom-up security analysis even more essential.
As always, we believe flexibility remains a key part of our investment process in managing the Fund. We have the ability to manage the portfolio similarly to the way an unconstrained fund might be managed, which means we can increase or decrease credit- or interest-rate risk depending on our economic outlook and assessments of current valuations. We view that degree of flexibility as being crucial in helping us to potentially navigate the Fund through what is currently an unprecedented set of circumstances affecting the global economy.
Note to shareholders: The Fund’s Board of Trustees has approved the reorganization of Pioneer Dynamic Credit Fund with Pioneer Corporate High Yield Fund. It is expected that the reorganization will be completed sometime during the third calendar quarter of 2020. The reorganization does not require shareholder approval. The combined fund will have the same investment strategies and policies and the same portfolio management team as Pioneer Corporate High Yield Fund. It is anticipated that the performance history of the combined fund will be that of Pioneer Corporate High Yield Fund, and the combined fund will be named Pioneer Corporate High Yield Fund.
Pioneer Dynamic Credit Fund | Annual Report | 3/31/20 7

Please refer to the Schedule of Investments on pages 17–31 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
The Fund has the ability to invest in a wide variety of debt securities.
The Fund may invest in underlying funds, including ETFs. In addition to the Fund’s operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.
The Fund and some of the underlying funds utilize strategies that have a leveraging effect on the Fund, which increases the volatility of investment returns and subjects the Fund to magnified losses if the Fund’s or an underlying fund’s investments decline in value.
The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.
The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.
The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.
The Fund may invest in floating-rate loans. The value of collateral, if any, securing a floating-rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate.
8 Pioneer Dynamic Credit Fund | Annual Report | 3/31/20

The Fund may invest in insurance-linked securities. The return of principal and the payment of interest and/or dividends on insurance linked securities are contingent on the non-occurrence of a pre-defined “trigger” event, such as a hurricane or an earthquake of a specific magnitude.
The Fund may invest in zero coupon bonds and payment-in-kind securities, which may be more speculative and fluctuate more in value than other fixed income securities. The accrual of income from these securities are payable as taxable annual dividends to shareholders.
Investments in equity securities are subject to price fluctuation.
Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed-income securities generally falls.
The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.
Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.
High-yield bonds possess greater price volatility, illiquidity, and possibility of default.
There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.
The Fund is not intended to outperform stocks and bonds during strong market rallies.
These risks may increase share price volatility.
Please see the prospectus for a more complete discussion of the Fund’s risks.
Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Dynamic Credit Fund | Annual Report | 3/31/20 9

Portfolio Summary | 3/31/20

10 Largest Holdings
(As a percentage of total investments)*
1.	U.S. Treasury Notes, 2.125%, 12/31/22	6.50%
2.	U.S. Treasury Floating Rate Notes, 0.239% (3 Month U.S. Treasury Bill
	Money Market Yield + 15 bps), 1/31/22	3.48
3.	Westlake Automobile Receivables Trust, Series 2018-3A, Class E, 4.9%, 12/15/23 (144A)	2.12
4.	Iron Mountain, Inc., 4.875%, 9/15/27 (144A)	1.76
5.	Progress Residential Trust, Series 2018-SFR2, Class E, 4.656%, 8/17/35 (144A)	1.74
6.	Progress Residential Trust, Series 2018-SFR3, Class F, 5.368%, 10/17/35 (144A)	1.72
7.	Aramark Services, Inc., 5.0%, 2/1/28 (144A)	1.66
8.	Charter Communications Operating LLC/Charter Communications
	Operating Capital, 4.8%, 3/1/50	1.49
9.	Cascade Funding Mortgage Trust, Series 2018-RM2, Class D, 4.0%, 10/25/68 (144A)	1.46
10.	Allergan Funding SCS, 4.75%, 3/15/45	1.46

*
Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

10 Pioneer Dynamic Credit Fund | Annual Report | 3/31/20

Prices and Distributions | 3/31/20

Net Asset Value per Share

Class	3/31/20	3/31/19
A	$7.75	$9.04
C	$7.73	$9.00
Y	$7.79	$9.07

Distributions per Share: 4/1/19–3/31/20

	Net Investment	Short-Term	Long-Term	Tax Return
Class	Income	Capital Gains	Capital Gains	Of Capital
A	$0.3545	$ —	$ —	$0.0234
C	$0.2817	$ —	$ —	$0.0234
Y	$0.3862	$ —	$ —	$0.0234

The ICE Bank of America U.S. Dollar 3-Month LIBOR Index is an unmanaged index that tracks the performance of a synthetic asset paying the London Interbank Offered Rate (LIBOR), with a constant 3-month average maturity. The index is based on the assumed purchase at par value of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s 3-month LIBOR rate. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 12–14.
Pioneer Dynamic Credit Fund | Annual Report | 3/31/20 11

Performance Update | 3/31/20	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Dynamic Credit Fund at public offering price during the periods shown, compared to that of the ICE Bank of America (BofA) U.S. Dollar 3-Month LIBOR Index.
Average Annual Total Returns
(As of March 31, 2020)

			ICE
			BofA
	Net	Public	U.S. Dollar
	Asset	Offering	3-Month
	Value	Price	LIBOR
Period	(NAV)	(POP)	Index

Life-of-Class
(4/29/11)	1.66%	1.14%	0.94%
5 years	0.48	-0.45	1.42
1 year	-10.59	-14.62	2.38

Expense Ratio
(Per prospectus dated August 1, 2019)

Gross	Net

1.28%	1.27%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through August 1, 2020, for Class A shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
12 Pioneer Dynamic Credit Fund | Annual Report | 3/31/20

Performance Update | 3/31/20	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Dynamic Credit Fund during the periods shown, compared to that of the ICE Bank of America (BofA) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of March 31, 2020)

			ICE
			BofA
			U.S. Dollar
			3-Month
	If	If	LIBOR
Period	Held	Redeemed	Index

Life-of-Class
(4/29/11)	0.88%	0.88%	0.94%
5 years	-0.27	-0.27	1.42
1 year	-11.14	-11.14	2.38

Expense Ratio
(Per prospectus dated August 1, 2019)

Gross

2.07%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Dynamic Credit Fund | Annual Report | 3/31/20 13

Performance Update | 3/31/20	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Dynamic Credit Fund during the periods shown, compared to that of the ICE Bank of America (BofA) U.S. Dollar 3-Month LIBOR Index.
Average Annual Total Returns
(As of March 31, 2020)

		ICE
		BofA
	Net	U.S. Dollar
	Asset	3-Month
	Value	LIBOR
Period	(NAV)	Index

Life-of-Class
(4/29/11)	2.03%	0.94%
5 years	0.81	1.42
1 year	-10.13	2.38

Expense Ratio
(Per prospectus dated August 1, 2019)

Gross	Net

1.06%	0.92%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through August 1, 2020, for Class Y shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
14 Pioneer Dynamic Credit Fund | Annual Report | 3/31/20

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6
(2)
Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Dynamic Credit Fund
Based on actual returns from October 1, 2019 through March 31, 2020.
Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 10/1/19
Ending Account Value	$859.96	$857.89	$862.15
(after expenses) on 3/31/20
Expenses Paid	$5.49	$9.15	$3.96
During Period*

*
Expenses are equal to the Fund’s annualized expense ratio of 1.18%, 1.97%, and 0.85% for Class A, Class C, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the partial year period).

Pioneer Dynamic Credit Fund | Annual Report | 3/31/20 15

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Dynamic Credit Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from October 1, 2019 through March 31, 2020.
Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 10/1/19
Ending Account Value	$1,019.10	$1,015.00	$1,020.75
(after expenses) on 3/31/20
Expenses Paid	$5.96	$9.92	$4.29
During Period*

*
Expenses are equal to the Fund’s annualized expense ratio of 1.18%, 1.97%, and 0.85% for Class A, Class C, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the partial year period).

16 Pioneer Dynamic Credit Fund | Annual Report | 3/31/20

Schedule of Investments | 3/31/20

Principal
Amount
USD ($)		Value

	UNAFFILIATED ISSUERS — 94.7%
	ASSET BACKED SECURITIES — 22.5%
	of Net Assets
250,000(a)	522 Funding CLO I, Ltd., Series 2019-1A, Class E, 0.0%
	(3 Month USD LIBOR + 734 bps), 1/15/33 (144A)	$ 145,056
718,207	Access Point Funding I LLC, Series 2017-A, Class B,
	3.97%, 4/15/29 (144A)	716,589
250,000(a)	AIG CLO, Ltd., Series 2019-2A, Class E, 9.12% (3 Month
	USD LIBOR + 725 bps), 10/25/32 (144A)	143,011
250,000(a)	Allegany Park CLO, Ltd., Series 2019-1A, Class E, 8.609%
	(3 Month USD LIBOR + 678 bps), 1/20/33 (144A)	140,456
1,667,000	Amur Equipment Finance Receivables VI LLC, Series
	2018-2A, Class F, 7.39%, 6/22/26 (144A)	1,697,218
250,000(a)	Apidos CLO XXXII, Series 2019-32A, Class E, 8.433%
	(3 Month USD LIBOR + 675 bps), 1/20/33 (144A)	140,522
250,000(a)	Battalion CLO IX, Ltd., Series 2015-9A, Class ER, 8.081%
	(3 Month USD LIBOR + 625 bps), 7/15/31 (144A)	142,792
500,000(a)	Benefit Street Partners CLO XIX, Ltd., Series 2019-19A,
	Class D, 5.678% (3 Month USD LIBOR +
	380 bps), 1/15/33 (144A)	362,327
500,000(a)	Benefit Street Partners CLO XIX, Ltd., Series 2019-19A,
	Class E, 8.898% (3 Month USD LIBOR +
	702 bps), 1/15/33 (144A)	283,371
366,466	BXG Receivables Note Trust, Series 2018-A, Class C,
	4.44%, 2/2/34 (144A)	364,773
250,000(a)	Carlyle US CLO, Ltd., Series 2019-4A, Class C, 5.878%
	(3 Month USD LIBOR + 400 bps), 1/15/33 (144A)	186,524
1,000,000	Cig Auto Receivables Trust, Series 2019-1A, Class D,
	4.85%, 5/15/26 (144A)	711,199
1,000,000	Conn’s Receivables Funding LLC, Series 2019-A, Class C,
	5.29%, 10/16/23 (144A)	947,921
250,000(a)	Dryden 78 CLO, Ltd., Series 2020-78A, Class E, 6.6%
	(3 Month USD LIBOR + 660 bps), 4/17/33 (144A)	137,500
1,500,000	Elm Trust, Series 2018-2A, Class B, 5.584%,
	10/20/27 (144A)	1,502,625
800,000	Engs Commercial Finance Trust, Series 2016-1A, Class D,
	5.22%, 1/22/24 (144A)	797,750
250,000(a)	First Eagle BSL CLO, Ltd., Series 2019-1A, Class C,
	6.225% (3 Month USD LIBOR + 435 bps), 1/20/33 (144A)	184,515
250,000(a)	First Eagle BSL CLO, Ltd., Series 2019-1A, Class D,
	9.575% (3 Month USD LIBOR + 770 bps), 1/20/33 (144A)	144,215
250,000(a)	First Eagle Commercial Loan Funding LLC, Series 2016-1A,
	Class CR, 6.794% (3 Month USD LIBOR + 500 bps),
	1/25/32 (144A)	236,399
250,000(a)	Fort Washington CLO, Series 2019-1A, Class E, 9.158% (3
	Month USD LIBOR + 725 bps), 10/20/32 (144A)	142,956
1,800,000	Four Seas LP, Series 2017-1A, Class A2, 5.927%,
	8/28/27 (144A)	1,629,000

The accompanying notes are an integral part of these financial statements.
Pioneer Dynamic Credit Fund | Annual Report | 3/31/20 17

Schedule of Investments | 3/31/20 (continued)

Principal
Amount
USD ($)		Value

	ASSET BACKED SECURITIES — (continued)
1,500,000	Foursight Capital Automobile Receivables Trust, Series
	2018-2, Class E, 5.5%, 10/15/24 (144A)	$ 1,464,289
500,000	Foursight Capital Automobile Receivables Trust, Series
	2018-2, Class F, 6.48%, 6/15/26 (144A)	413,611
500,000	Foursight Capital Automobile Receivables Trust, Series
	2019-1, Class F, 5.57%, 11/16/26 (144A)	384,470
103,768(b)	GE Mortgage Services LLC, Series 1997-HE1, Class A4,
	7.78%, 3/25/27	20,531
440,000(a)	Goldentree Loan Management US CLO 6, Ltd., Series
	2019-6A, Class D, 5.607% (3 Month USD LIBOR +
	385 bps), 1/20/33 (144A)	325,461
500,000	Hercules Capital Funding Trust, Series 2018-1A, Class A,
	4.605%, 11/22/27 (144A)	497,687
890,000	HOA Funding LLC, Series 2014-1A, Class A2, 4.846%,
	8/20/44 (144A)	848,855
200,000	InSite Issuer LLC, Series 2016-1A, Class C, 6.414%,
	11/15/46 (144A)	165,484
700,000	Kabbage Funding LLC, Series 2019-1, Class C, 4.611%,
	3/15/24 (144A)	677,330
250,000(a)	Madison Park Funding XXII, Ltd., Series 2016-22A,
	Class ER, 8.358% (3 Month USD LIBOR +
	670 bps), 1/15/33 (144A)	149,962
250,000(a)	Madison Park Funding XXXVI, Ltd., Series 2019-36A,
	Class D, 5.692% (3 Month USD LIBOR +
	375 bps), 1/15/33 (144A)	182,554
500,000(a)	Madison Park Funding XXXVI, Ltd., Series 2019-36A,
	Class E, 9.192% (3 Month USD LIBOR +
	725 bps), 1/15/33 (144A)	301,155
774,143(a)	Newtek Small Business Loan Trust, Series 2018-1,
	Class B, 3.947% (1 Month USD LIBOR +
	300 bps), 2/25/44 (144A)	750,400
250,000(a)	Octagon Investment Partners XXI, Ltd., Series 2014-1A,
	Class DRR, 8.704% (3 Month USD LIBOR +
	700 bps), 2/14/31 (144A)	164,667
650,000(a)	Palmer Square Loan Funding, Ltd., Series 2018-1A,
	Class C, 3.681% (3 Month USD LIBOR +
	185 bps), 4/15/26 (144A)	513,508
650,000(a)	Palmer Square Loan Funding, Ltd., Series 2018-1A,
	Class D, 5.781% (3 Month USD LIBOR +
	395 bps), 4/15/26 (144A)	431,798
1,675,000	Progress Residential Trust, Series 2018-SFR1, Class E,
	4.38%, 3/17/35 (144A)	1,562,668
2,500,000	Progress Residential Trust, Series 2018-SFR2, Class E,
	4.656%, 8/17/35 (144A)	2,249,081
2,510,000	Progress Residential Trust, Series 2018-SFR3, Class F,
	5.368%, 10/17/35 (144A)	2,227,298
500,000	Rosy, Series 2018-1, Class A1, 6.25%, 12/15/25 (144A)	475,000

The accompanying notes are an integral part of these financial statements.
18 Pioneer Dynamic Credit Fund | Annual Report | 3/31/20

Principal
Amount
USD ($)	Value

	ASSET BACKED SECURITIES — (continued)
834,337	SCF Equipment Leasing LLC, Series 2019-1A, Class E,
	5.49%, 4/20/30 (144A)	$ 798,061
848,472	Solarcity Lmc Series VI LLC, Series 2016-A, Class A,
	4.8%, 9/20/48 (144A)	821,195
300,000(a)	Sound Point CLO XXV, Ltd., Series 2019-4A, Class E,
	9.451% (3 Month USD LIBOR + 762 bps),
	1/15/33 (144A)	176,711
250,000(a)	Symphony CLO XXII, Ltd., Series 2020-22A, Class D, 0.0%
	(3 Month USD LIBOR + 315 bps), 4/18/33 (144A)	171,736
500,000	United Auto Credit Securitization Trust, Series 2019-1,
	Class F, 6.05%, 1/12/26 (144A)	347,544
750,000	Veros Automobile Receivables Trust, Series 2018-1,
	Class C, 4.65%, 2/15/24 (144A)	749,925
500,000(a)	Westcott Park CLO, Ltd., Series 2016-1A, Class ER,
	8.219% (3 Month USD LIBOR + 640 bps),
	7/20/28 (144A)	320,452
2,750,000	Westlake Automobile Receivables Trust, Series 2018-3A,
	Class E, 4.9%, 12/15/23 (144A)	2,735,790
	TOTAL ASSET BACKED SECURITIES
	(Cost $35,119,023)	$ 30,683,942
	COLLATERALIZED MORTGAGE OBLIGATIONS —
	10.1% of Net Assets
17,880(b)	Bear Stearns ALT-A Trust, Series 2003-3, Class 1A,
	4.544%, 10/25/33	$ 15,587
235,000(a)	Bellemeade Re, Ltd., Series 2018-2A, Class B1, 3.597%
	(1 Month USD LIBOR + 265 bps), 8/25/28 (144A)	184,151
380,000(a)	Bellemeade Re, Ltd., Series 2019-1A, Class M1B, 2.697%
	(1 Month USD LIBOR + 175 bps), 3/25/29 (144A)	334,825
2,113,125(b)	Cascade Funding Mortgage Trust, Series 2018-RM2,
	Class D, 4.0%, 10/25/68 (144A)	1,893,098
1,000,000(a)	Connecticut Avenue Securities Trust, Series 2018-R07,
	Class 1B1, 5.297% (1 Month USD LIBOR +
	435 bps), 4/25/31 (144A)	471,825
818,142(a)	Connecticut Avenue Securities Trust, Series 2018-R07,
	Class 1M2, 3.347% (1 Month USD LIBOR +
	240 bps), 4/25/31 (144A)	699,456
871,407(a)	Connecticut Avenue Securities Trust, Series 2019-R02,
	Class 1M2, 3.247% (1 Month USD LIBOR +
	230 bps), 8/25/31 (144A)	721,136
1,000,000(a)	Connecticut Avenue Securities Trust, Series 2019-R03,
	Class 1B1, 5.047% (1 Month USD LIBOR +
	410 bps), 9/25/31 (144A)	450,943
1,250,000(b)	Deephaven Residential Mortgage Trust, Series 2018-3A,
	Class B1, 5.007%, 8/25/58 (144A)	1,158,080
890,000(a)	Fannie Mae Connecticut Avenue Securities, Series 2017-C02,
	Class 2B1, 6.447% (1 Month USD LIBOR +
	550 bps), 9/25/29	552,563

The accompanying notes are an integral part of these financial statements.

Pioneer Dynamic Credit Fund | Annual Report | 3/31/20 19

Schedule of Investments | 3/31/20 (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS —
	(continued)
952,152(a)	Fannie Mae Connecticut Avenue Securities, Series 2018-C06,
	Class 1M2, 2.947% (1 Month USD LIBOR +
	200 bps), 3/25/31	$ 837,646
2,510,000(a)	Freddie Mac Stacr Trust, Series 2018-HQA2, Class B2,
	11.947% (1 Month USD LIBOR +
	1,100 bps), 10/25/48 (144A)	1,503,674
1,240,906(a)	Freddie Mac Stacr Trust, Series 2019-HQA1, Class M2,
	3.297% (1 Month USD LIBOR + 235 bps),
	2/25/49 (144A)	1,047,533
180,000(a)	Freddie Mac Stacr Trust, Series 2019-HQA2, Class B1,
	5.047% (1 Month USD LIBOR + 410 bps),
	4/25/49 (144A)	77,810
140,000(a)	Freddie Mac Stacr Trust, Series 2019-HQA2, Class B2,
	12.197% (1 Month USD LIBOR + 1,125 bps),
	4/25/49 (144A)	83,277
150,000(a)	Freddie Mac Stacr Trust, Series 2019-HQA2, Class M2,
	2.997% (1 Month USD LIBOR + 205 bps),
	4/25/49 (144A)	124,461
177,728	Global Mortgage Securitization, Ltd., Series 2004-A,
	Class B2, 5.25%, 11/25/32 (144A)	8,881
84,162	Global Mortgage Securitization, Ltd., Series 2004-A,
	Class B3, 5.25%, 11/25/32 (144A)	1
208,001	Global Mortgage Securitization, Ltd., Series 2005-A,
	Class B2, 5.25%, 4/25/32 (144A)	154,016
326,152(a)	La Hipotecaria Panamanian Mortgage Trust, Series 2007-1GA,
	Class A, 4.5% (Panamanian Mortgage Reference
	Rate - 125 bps), 12/23/36 (144A)	333,083
1,525,000(a)	Starwood Waypoint Homes Trust, Series 2017-1, Class E,
	3.305% (1 Month USD LIBOR + 260 bps),
	1/17/35 (144A)	1,429,096
1,000,000	Tricon American Homes Trust, Series 2017-SFR1, Class F,
	5.151%, 9/17/34 (144A)	903,786
900,000	Tricon American Homes Trust, Series 2017-SFR2, Class F,
	5.104%, 1/17/36 (144A)	759,821
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $17,823,460)	$ 13,744,749
	COMMERCIAL MORTGAGE-BACKED SECURITIES —
	3.4% of Net Assets
500,000(a)	BTH-25 Mortgage-Backed Securities Trust, Series 2019-25,
	Class A, 4.015% (1 Month USD LIBOR +
	250 bps), 2/18/21 (144A)	$ 494,411
350,000(a)	BX Commercial Mortgage Trust, Series 2018-IND, Class D,
	2.005% (1 Month USD LIBOR + 130 bps),
	11/15/35 (144A)	321,070
500,000(b)	CSAIL Commercial Mortgage Trust, Series 2015-C4,
	Class D, 3.58%, 11/15/48	374,393

The accompanying notes are an integral part of these financial statements.
20 Pioneer Dynamic Credit Fund | Annual Report | 3/31/20

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED SECURITIES —
	(continued)
500,000(a)	GS Mortgage Securities Trust, Series 2018-HART, Class B,
	2.005% (1 Month USD LIBOR + 130 bps),
	10/15/31 (144A)	$ 477,175
300,000(b)	JPMDB Commercial Mortgage Securities Trust,
	Series 2016-C4, Class D, 3.09%, 12/15/49 (144A)	209,439
260,000	Morgan Stanley Capital I Trust, Series 2016-UBS9,
	Class D, 3.0%, 3/15/49 (144A)	185,007
426,222(a)	Natixis Commercial Mortgage Securities Trust, Series
	2018-FL1, Class MCR1, 4.009% (1 Month USD
	LIBOR + 235 bps), 6/15/35 (144A)	391,237
1,439,597(a)	SLIDE, Series 2018-FUN, Class B, 1.955% (1 Month
	USD LIBOR + 125 bps), 6/15/31 (144A)	1,309,298
416,381(a)	Tharaldson Hotel Portfolio Trust, Series 2018-THL,
	Class C, 2.355% (1 Month USD LIBOR +
	135 bps), 11/11/34 (144A)	374,150
750,000	Wells Fargo Commercial Mortgage Trust, Series 2016-BNK1,
	Class D, 3.0%, 8/15/49 (144A)	519,585
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
	(Cost $5,119,463)	$ 4,655,765
	CORPORATE BONDS — 37.9% of Net Assets
	Advertising — 0.9%
1,300,000	Lamar Media Corp., 3.75%, 2/15/28 (144A)	$ 1,218,594
85,000	Lamar Media Corp., 4.0%, 2/15/30 (144A)	79,050
	Total Advertising	$ 1,297,644
	Banks — 10.3%
1,400,000(b)(c)	Bank of America Corp., 4.3% (3 Month USD LIBOR +
	266 bps)	$ 1,204,000
850,000(b)(c)	Barclays Plc, 7.75% (5 Year USD Swap Rate + 484 bps)	745,450
900,000(b)(c)	BNP Paribas SA, 6.625% (5 Year USD Swap Rate +
	415 bps) (144A)	794,250
1,880,000(b)(c)	Citigroup, Inc., 4.7% (SOFRRATE + 323 bps)	1,610,407
1,700,000(b)(c)	Credit Suisse Group AG, 6.375% (5 Year CMT
	Index + 482 bps)	1,492,090
1,423,000	Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)	1,117,055
1,700,000(b)(c)	ING Groep NV, 6.5% (5 Year USD Swap Rate + 445 bps)	1,422,815
850,000(b)(c)	Intesa Sanpaolo S.p.A., 7.7% (5 Year USD Swap
	Rate + 546 bps) (144A)	722,500
1,875,000(b)(c)	JPMorgan Chase & Co., 4.6% (SOFRRATE + 313 bps)	1,641,000
850,000(b)(c)	Lloyds Banking Group Plc, 7.5% (5 Year USD Swap
	Rate + 450 bps)	763,980
1,000,000(b)(c)	Royal Bank of Scotland Group Plc, 8.625% (5 Year USD
	Swap Rate + 760 bps)	975,000
1,650,000(b)(c)	UBS Group AG, 7.0% (5 Year USD Swap Rate +
	434 bps) (144A)	1,551,000
	Total Banks	$ 14,039,547

The accompanying notes are an integral part of these financial statements.
Pioneer Dynamic Credit Fund | Annual Report | 3/31/20 21

Schedule of Investments | 3/31/20 (continued)

Principal
Amount
USD ($)		Value
Building Materials — 1.1%
1,520,000	Standard Industries, Inc., 5.375%, 11/15/24 (144A)	$ 1,466,800
	Total Building Materials	$ 1,466,800
Chemicals — 0.9%
1,415,000	OCI NV, 5.25%, 11/1/24 (144A)	$ 1,216,900
	Total Chemicals	$ 1,216,900
Commercial Services — 3.0%
1,100,000	ADT Security Corp., 4.875%, 7/15/32 (144A)	$ 934,670
275,000	Allied Universal Holdco LLC/Allied Universal Finance Corp.,
	6.625%, 7/15/26 (144A)	270,187
1,904,000	Brink’s Co., 4.625%, 10/15/27 (144A)	1,756,440
1,240,000	Garda World Security Corp., 4.625%, 2/15/27 (144A)	1,109,800
	Total Commercial Services	$ 4,071,097
Diversified Financial Services — 1.4%
1,000,000(d)	Fixed Income Trust Series 2013-A, 7.697%,
	(Liberty Mutual 7.697%) 10/15/97 (144A)	$ 1,421,835
490,000	Nationstar Mortgage Holdings, Inc., 6.0%, 1/15/27 (144A)	416,500
	Total Diversified Financial Services	$ 1,838,335
Electric — 3.0%
1,443,000	Clearway Energy Operating LLC, 5.75%, 10/15/25	$ 1,428,570
1,300,000	NRG Energy, Inc., 5.25%, 6/15/29 (144A)	1,339,000
1,345,000	Vistra Operations Co. LLC, 5.625%, 2/15/27 (144A)	1,387,031
	Total Electric	$ 4,154,601
Entertainment — 0.8%
1,270,000	International Game Technology Plc, 6.25%, 1/15/27 (144A)	$ 1,104,900
	Total Entertainment	$ 1,104,900
Environmental Control — 0.6%
1,200,000	Tervita Corp., 7.625%, 12/1/21 (144A)	$ 840,000
	Total Environmental Control	$ 840,000
Food Service — 1.6%
2,300,000	Aramark Services, Inc., 5.0%, 2/1/28 (144A)	$ 2,140,426
	Total Food Service	$ 2,140,426
Healthcare-Services — 1.0%
1,190,000	Centene Corp., 5.25%, 4/1/25 (144A)	$ 1,195,950
200,000	Centene Corp., 5.375%, 6/1/26 (144A)	206,022
	Total Healthcare-Services	$ 1,401,972
Insurance — 0.1%
100,000	Liberty Mutual Insurance Co., 7.697%, 10/15/97 (144A)	$ 142,184
	Total Insurance	$ 142,184

The accompanying notes are an integral part of these financial statements.
22 Pioneer Dynamic Credit Fund | Annual Report | 3/31/20

Principal
Amount
USD ($)		Value
Internet — 0.7%
1,000,000	Netflix, Inc., 4.375%, 11/15/26	$ 1,015,000
	Total Internet	$ 1,015,000
Media — 2.1%
1,850,000	Charter Communications Operating LLC/Charter
	Communications Operating Capital, 4.8%, 3/1/50	$ 1,925,061
1,434,000	Diamond Sports Group LLC/Diamond Sports Finance Co.,
	6.625%, 8/15/27 (144A)	958,988
	Total Media	$ 2,884,049
Oil & Gas — 0.2%
540,000	MEG Energy Corp., 7.0%, 3/31/24 (144A)	$ 249,075
	Total Oil & Gas	$ 249,075
Pharmaceuticals — 3.0%
1,750,000	Allergan Funding SCS, 4.75%, 3/15/45	$ 1,886,204
900,000	Bausch Health Cos., Inc., 6.5%, 3/15/22 (144A)	909,000
1,250,000	Bausch Health Cos., Inc., 7.0%, 3/15/24 (144A)	1,273,425
	Total Pharmaceuticals	$ 4,068,629
Pipelines — 4.2%
900,000	American Midstream Partners LP/American Midstream
	Finance Corp., 9.5%, 12/15/21 (144A)	$ 846,000
1,400,000	Enable Midstream Partners LP, 4.95%, 5/15/28	844,167
2,065,000	EnLink Midstream Partners LP, 4.15%, 6/1/25	1,000,905
357,000	Genesis Energy LP/Genesis Energy Finance Corp.,
	6.25%, 5/15/26	249,900
1,450,000	ONEOK, Inc., 6.875%, 9/30/28	1,396,789
1,475,000	Targa Resources Partners LP/Targa Resources Partners
	Finance Corp., 5.875%, 4/15/26	1,224,250
327,000	Targa Resources Partners LP/Targa Resources Partners
	Finance Corp., 6.5%, 7/15/27	278,768
	Total Pipelines	$ 5,840,779
REITs — 1.7%
2,350,000	Iron Mountain, Inc., 4.875%, 9/15/27 (144A)	$ 2,279,500
	Total REITs	$ 2,279,500
Telecommunications — 1.3%
833,000	CenturyLink, Inc., 4.0%, 2/15/27 (144A)	$ 808,010
950,000	CenturyLink, Inc., 7.6%, 9/15/39	921,500
	Total Telecommunications	$ 1,729,510
TOTAL CORPORATE BONDS
	(Cost $58,464,128)	$ 51,780,948

The accompanying notes are an integral part of these financial statements.
Pioneer Dynamic Credit Fund | Annual Report | 3/31/20 23

Schedule of Investments | 3/31/20 (continued)

Principal
Amount
USD ($)		Value
	INSURANCE-LINKED SECURITIES — 1.2%
	of Net Assets(e)
	Event-Linked Bonds — 0.9%
	Earthquakes – California — 0.5%
250,000(a)	Ursa Re, 3.533% (3 Month U.S. Treasury Bill +
	350 bps), 5/27/20 (144A)	$ 247,550
250,000(a)	Ursa Re, 4.173% (3 Month U.S. Treasury Bill +
	414 bps), 12/10/20 (144A)	244,750
250,000(a)	Ursa Re, 5.503% (3 Month U.S. Treasury Bill +
	547 bps), 12/10/20 (144A)	242,500
		$ 734,800
	Multiperil – U.S. — 0.4%
250,000(a)	Residential Reinsurance 2016, 5.463% (3 Month U.S.
	Treasury Bill + 543 bps), 12/6/20 (144A)	$ 245,100
250,000(a)	Residential Reinsurance 2017, 5.793% (3 Month U.S.
	Treasury Bill + 576 bps), 12/6/21 (144A)	236,650
		$ 481,750
	Total Event-Linked Bonds	$ 1,216,550
Face
Amount
USD ($)

	Collateralized Reinsurance — 0.0%†
	Multiperil – Worldwide — 0.0%†
250,000+(f)(g)	Cypress Re 2017, 1/10/21	$ 4,550
12,000+(f)	Limestone Re 2016-1, 8/31/21	9,445
250,000+(f)(g)	Resilience Re, 5/1/20	25
	Total Collateralized Reinsurance	$ 14,020
	Reinsurance Sidecars — 0.3%
	Multiperil – U.S. — 0.1%
1,500,000+(f)(g)	Carnoustie Re 2015, 7/1/20	$ 4,800
500,000+(f)(g)	Carnoustie Re 2016, 11/30/20	13,500
500,000+(f)(g)	Carnoustie Re 2017, 11/30/21	67,925
250,000+(f)	Carnoustie Re 2018, 12/31/21	2,800
1,500,000+(g)(h)	Harambee Re 2018, 12/31/21	97,500
		$ 186,525
	Multiperil – Worldwide — 0.2%
500,000+(f)(g)	Arlington Re 2015, 2/1/21	$ 24,300
41,791+(f)(g)	Berwick Re 2018-1, 12/31/21	5,086
29,857+(f)(g)	Berwick Re 2019-1, 12/31/22	32,222
250,000+(h)	Blue Lotus Re 2018, 12/31/21	15,550
25,000+(f)	Eden Re II, 3/22/22 (144A)	33,478
2,000,000+(f)	Pangaea Re 2015-1, 2/28/21	2,616

The accompanying notes are an integral part of these financial statements.
24 Pioneer Dynamic Credit Fund | Annual Report | 3/31/20

Face
Amount
USD ($)		Value
	Multiperil – Worldwide — (continued)
2,000,000+(f)	Pangaea Re 2015-2, 5/29/20	$ 2,982
1,000,000+(f)	Pangaea Re 2016-1, 11/30/20	2,220
1,000,000+(f)(g)	Pangaea Re 2017-1, 11/30/21	16,100
217,248+(f)(g)	St. Andrews Re 2017-4, 6/1/20	21,377
250,000+(g)(h)	Thopas Re 2018, 12/31/21	5,325
1,500,000+(f)(g)	Versutus Re 2017, 11/30/21	11,700
1,500,000+(f)(g)	Versutus Re 2018, 12/31/21	—
250,000+(g)(h)	Viribus Re 2018, 12/31/21	13,825
106,153+(h)	Viribus Re 2019, 12/31/22	1,921
		$ 188,702
	Total Reinsurance Sidecars	$ 375,227
	TOTAL INSURANCE-LINKED SECURITIES
	(Cost $2,083,122)	$ 1,605,797
Principal
Amount
USD ($)
	SENIOR SECURED FLOATING RATE LOAN
	INTERESTS — 8.2% of Net Assets*(a)
	Automobile — 0.2%
295,375	KAR Auction Services, Inc., Tranche B-6 Term Loan,
	3.188% (LIBOR + 225 bps), 9/19/26	$ 274,699
	Total Automobile	$ 274,699
	Buildings & Real Estate — 0.3%
294,000	Beacon Roofing Supply, Inc., Initial Term Loan, 3.239%
	(LIBOR + 225 bps), 1/2/25	$ 267,540
100,681	Builders FirstSource, Inc., Refinancing Term Loan, 4.613%
	(LIBOR + 300 bps), 2/29/24	91,619
	Total Buildings & Real Estate	$ 359,159
	Chemicals, Plastics & Rubber — 0.5%
724,343	Univar Solutions USA, Inc., Term B-3 Loan, 3.7%
	(LIBOR + 225 bps), 7/1/24	$ 679,072
	Total Chemicals, Plastics & Rubber	$ 679,072
	Computers & Electronics — 0.6%
789,573	Applied Systems, Inc., First Lien Closing Date Term Loan,
	4.7% (LIBOR + 325 bps), 9/19/24	$ 726,971
94,050	Energizer Holdings, Inc., Term B Loan, 3.875% (LIBOR +
	225 bps), 12/17/25	90,523
205,020	Energy Acquisition LP (aka Electrical Components
	International), First Lien Initial Term Loan,
	5.239% (LIBOR + 425 bps), 6/26/25	154,790
	Total Computers & Electronics	$ 972,284

The accompanying notes are an integral part of these financial statements.
Pioneer Dynamic Credit Fund | Annual Report | 3/31/20 25

Schedule of Investments | 3/31/20 (continued)

Principal
Amount
USD ($)		Value
Diversified & Conglomerate Service — 2.0%
975,000	Albany Molecular Research, Inc., First Lien Initial Term
	Loan, 4.25% (LIBOR + 325 bps), 8/30/24	$ 872,625
477,705	Filtration Group Corp., Initial Dollar Term Loan, 3.989%
	(LIBOR + 300 bps), 3/31/25	422,172
462,687	Outfront Media Capital LLC (Outfront Media Capital Corp.),
Extended Term Loan, 2.547% (LIBOR +
	175 bps), 11/18/26	400,224
1,236,562	WEX, Inc., Term B-3 Loan, 3.239% (LIBOR +
	225 bps), 5/15/26	1,081,992
	Total Diversified & Conglomerate Service	$ 2,777,013
Electric & Electrical — 0.3%
413,770	Rackspace Hosting, Inc., First Lien Term B Loan, 4.763%
	(LIBOR + 300 bps), 11/3/23	$ 375,496
	Total Electric & Electrical	$ 375,496
Electronics — 0.2%
253,575	Avast Software BV, 2018 Refinancing Dollar Term Loan,
	3.7% (LIBOR + 225 bps), 9/29/23	$ 231,546
	Total Electronics	$ 231,546
Healthcare & Pharmaceuticals — 0.9%
467,337	Acadia Healthcare Co., Inc., Tranche B-3 Term Loan, 3.5%
	(LIBOR + 250 bps), 2/11/22	$ 434,624
975,000	Alphabet Holding Co., Inc. (aka Nature’s Bounty), First
Lien Initial Term Loan, 4.489% (LIBOR +
	350 bps), 9/26/24	790,725
	Total Healthcare & Pharmaceuticals	$ 1,225,349
Healthcare, Education & Childcare — 0.0%†
17,637	Select Medical Corp., Tranche B Term Loan, 3.43%
	(LIBOR + 250 bps), 3/6/25	$ 16,843
	Total Healthcare, Education & Childcare	$ 16,843
Hotel, Gaming & Leisure — 0.2%
252,802	Eldorado Resorts, Inc., Term Loan, 3.25% (LIBOR +
	225 bps), 4/17/24	$ 247,746
	Total Hotel, Gaming & Leisure	$ 247,746
Insurance — 0.7%
975,000	USI, Inc. (fka Compass Investors, Inc.), 2017 New Term Loan,
	3.989% (LIBOR + 300 bps), 5/16/24	$ 889,687
	Total Insurance	$ 889,687
Leisure & Entertainment — 0.2%
424,925	Fitness International LLC, Term B Loan, 4.322% (LIBOR +
	325 bps), 4/18/25	$ 322,234
	Total Leisure & Entertainment	$ 322,234

The accompanying notes are an integral part of these financial statements.
26 Pioneer Dynamic Credit Fund | Annual Report | 3/31/20

Principal
Amount
USD ($)		Value
Machinery — 0.2%
438,107	NN, Inc., Tranche B Term Loan, 6.689% (LIBOR +
	575 bps), 10/19/22	$ 326,390
	Total Machinery	$ 326,390
Printing & Publishing — 0.4%
687,389	Trader Corp., First Lien 2017 Refinancing Term Loan,
	3.941% (LIBOR + 300 bps), 9/28/23	$ 587,718
	Total Printing & Publishing	$ 587,718
Securities & Trusts — 0.6%
908,400	Spectacle Gary Holdings LLC, Closing Date Term Loan,
	11.0% (LIBOR + 900 bps), 12/23/25	$ 776,682
	Total Securities & Trusts	$ 776,682
Utilities — 0.9%
439,116	APLP Holdings, Ltd. Partnership, 2020 Term Loan, 3.5%
	(LIBOR + 250 bps), 4/14/25	$ 428,138
541,784	Eastern Power LLC (Eastern Covert Midco LLC) (aka
TPF II LC LLC), Term Loan, 4.75% (LIBOR +
	375 bps), 10/2/25	475,188
279,891	Vistra Operations Co. LLC (fka Tex Operations Co. LLC),
2018 Incremental Term Loan, 2.703% (LIBOR +
	175 bps), 12/31/25	268,345
	Total Utilities	$ 1,171,671
TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
	(Cost $12,727,049)	$ 11,233,589
U.S. GOVERNMENT AND AGENCY OBLIGATIONS —
10.6% of Net Assets
1,500,000(a)	U.S. Treasury Floating Rate Notes, 0.13% (3 Month
U.S. Treasury Bill Money Market Yield +
	5 bps), 10/31/20	$ 1,499,778
4,500,000(a)	U.S. Treasury Floating Rate Notes, 0.239% (3 Month
U.S. Treasury Bill Money Market Yield +
	15 bps), 1/31/22	4,499,499
8,000,000	U.S. Treasury Notes, 2.125%, 12/31/22	8,405,625
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
	(Cost $13,894,682)	$ 14,404,902

The accompanying notes are an integral part of these financial statements.
Pioneer Dynamic Credit Fund | Annual Report | 3/31/20 27

Schedule of Investments | 3/31/20 (continued)

Number of				Strike	Expiration
Contracts	Description	Counterparty	Notional	Price	Date	Value
EXCHANGE-TRADED PUT OPTION PURCHASED — 0.8%
18	S&P 500 Index	Citigroup Global Markets, Inc.	USD 81,720	USD 3,225	5/15/20	$ 1,128,060
TOTAL EXCHANGE-TRADED PUT OPTION PURCHASED
	(Premiums paid $81,720)					$ 1,128,060
TOTAL OPTIONS PURCHASED
	(Premiums paid $81,720)					$ 1,128,060
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 94.7%
	(Cost $145,312,647)					$129,237,752
	OTHER ASSETS AND LIABILITIES — 5.3%					$ 7,231,418
	NET ASSETS — 100.0%					$136,469,170

bps            Basis Points.
CMT           Constant Maturity Treasury Index.
LIBOR         London Interbank Offered Rate.
REIT           Real Estate Investment Trust.
SOFRRATE Secured Overnight Financing Rate.
(144A)         Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At March 31, 2020, the value of these securities amounted to $78,288,856, or 57.4% of net assets.
†                 Amount rounds to less than 0.1%.
*                  Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at March 31, 2020.
+                 Security that used significant unobservable inputs to determine its value.
(a)               Floating rate note. Coupon rate, reference index and spread shown at March 31, 2020.
(b)               The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at March 31, 2020.
(c)               Security is perpetual in nature and has no stated maturity date.
(d)               Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at March 31, 2020.
(e)               Securities are restricted as to resale.
(f)                Issued as participation notes.
(g)               Non-income producing security.
(h)               Issued as preference shares.
The accompanying notes are an integral part of these financial statements.
28 Pioneer Dynamic Credit Fund | Annual Report | 3/31/20

Purchases and sales of securities (excluding temporary cash investments) for the year ended March 31, 2020 were as follows:
	Purchases	Sales
Long-Term U.S. Government Securities	$14,055,519	$ 11,908,828
Other Long-Term Securities	$70,363,687	$107,817,012
The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended March 31, 2020, the Fund did not engage in any cross trade activity.
At March 31, 2020, the net unrealized depreciation on investments based on cost for federal tax purposes of $146,506,817 was as follows:
Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 2,817,896
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(20,086,961)
Net unrealized depreciation	$(17,269,065)
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1 – quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The accompanying notes are an integral part of these financial statements.
Pioneer Dynamic Credit Fund | Annual Report | 3/31/20 29

Schedule of Investments | 3/31/20 (continued)
The following is a summary of the inputs used as of March 31, 2020, in valuing the Fund’s investments:
	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$30,683,942	$—	$30,683,942
Collateralized Mortgage Obligations	—	13,744,749	—	13,744,749
Commercial Mortgage-Backed Securities	—	4,655,765	—	4,655,765
Corporate Bonds	—	51,780,948	—	51,780,948
Insurance-Linked Securities
Collateralized Reinsurance
Multiperil – Worldwide	—	—	14,020	14,020
Reinsurance Sidecars
Multiperil – U.S.	—	—	186,525	186,525
Multiperil – Worldwide	—	—	188,702	188,702
All Other Insurance-Linked Securities	—	1,216,550	—	1,216,550
Senior Secured Floating Rate
Loan Interests	—	11,233,589	—	11,233,589
U.S. Government and
Agency Obligations	—	14,404,902	—	14,404,902
Exchange-Traded Put
Option Purchased	1,128,060	—	—	1,128,060
Total Investments in Securities	$1,128,060	$127,720,445	$389,247	$129,237,752

The accompanying notes are an integral part of these financial statements.
30 Pioneer Dynamic Credit Fund | Annual Report | 3/31/20

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):
		Insurance-
	Corporate	Linked
	Bonds	Securities	Total
Balance as of 3/31/19	$1,316,208	$2,403,621	$3,719,829
Realized gain (loss)	—	(955)	(955)
Change in unrealized
appreciation (depreciation)	—	74,688	74,688
Accrued discounts/premiums	—	—	—
Purchases	—	25,124	25,124
Sales	—	(2,113,231)	(2,113,231)
Transfers in to Level 3*	—	—	—
Transfers out of Level 3*	(1,316,208)	—	(1,316,208)
Balance as of 3/31/20	$—	$389,247	$389,247

*
Transfers are calculated on the beginning of period values. For the year ended March 31, 2020, investments having a value of $1,316,208 were transferred out of Level 3 to Level 2, as there were observable inputs available to determine their value. There were no other transfers between Levels 1, 2 and 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments still
held and considered Level 3 at March 31, 2020:	$118,002

The accompanying notes are an integral part of these financial statements.
Pioneer Dynamic Credit Fund | Annual Report | 3/31/20 31

Statement of Assets and Liabilities | 3/31/20

ASSETS:
Investments in unaffiliated issuers, at value (cost $145,312,647)	$129,237,752
Cash	5,763,585
Foreign currencies, at value (cost $7,198)	5,502
Due from broker for futures	45
Receivables —
Investment securities sold	8,633
Fund shares sold	1,109,660
Interest	1,119,792
Due from the Adviser	29,765
Other assets	43,788
Total assets	$137,318,522
LIABILITIES:
Payables —
Fund shares repurchased	$558,634
Distributions	108,401
Trustees’ fees	325
Professional fees	56,720
Transfer agent fees	38,913
Registration fees	11,583
Variation margin for centrally cleared swap contracts	950
Unrealized depreciation on unfunded loan commitments	7,689
Due to affiliates	30,132
Accrued expenses	36,005
Total liabilities	$849,352
NET ASSETS:
Paid-in capital	$217,714,751
Distributable earnings (loss)	(81,245,581)
Net assets	$136,469,170
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $19,028,324/2,454,360 shares)	$7.75
Class C (based on $13,300,061/1,720,946 shares)	$7.73
Class Y (based on $104,140,785/13,364,289 shares)	$7.79
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $7.75 net asset value per share/100%-4.50%
maximum sales charge)	$8.12

The accompanying notes are an integral part of these financial statements.
32 Pioneer Dynamic Credit Fund | Annual Report | 3/31/20

Statement of Operations
FOR THE YEAR ENDED 3/31/20

INVESTMENT INCOME:
Interest from unaffiliated issuers	$ 9,024,155
Dividends from unaffiliated issuers	91,838
Total investment income		$ 9,115,993
EXPENSES:
Management fees	$ 1,334,534
Administrative expense	97,667
Transfer agent fees
Class A	20,185
Class C	19,096
Class Y	174,471
Distribution fees
Class A	67,107
Class C	192,684
Shareowner communications expense	13,456
Custodian fees	19,136
Registration fees	96,196
Professional fees	75,402
Printing expense	50,399
Pricing fees	24,182
Trustees’ fees	8,847
Insurance expense	2,476
Miscellaneous	37,863
Total expenses		$ 2,233,701
Less fees waived and expenses reimbursed by the Adviser		(306,994)
Net expenses		$ 1,926,707
Net investment income		$ 7,189,286
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ (1,352,781)
Forward foreign currency exchange contracts	(18,188)
Futures contracts	922,660
Swap contracts	(6,911,007)
Other assets and liabilities denominated in foreign currencies	(52,621)	$ (7,411,937)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$(15,801,163)
Forward foreign currency exchange contracts	5,675
Futures contracts	(277,109)
Swap contracts	(29,531)
Unfunded loan commitments	(7,689)
Other assets and liabilities denominated in foreign currencies	15,674	$(16,094,143)
Net realized and unrealized gain (loss) on investments		$(23,506,080)
Net decrease in net assets resulting from operations		$(16,316,794)

The accompanying notes are an integral part of these financial statements.
Pioneer Dynamic Credit Fund | Annual Report | 3/31/20 33

Statements of Changes in Net Assets

	Year Ended	Year Ended
	3/31/20	3/31/19
FROM OPERATIONS:
Net investment income (loss)	$ 7,189,286	$ 10,108,541
Net realized gain (loss) on investments	(7,411,937)	(7,856,429)
Change in net unrealized appreciation (depreciation)
on investments	(16,094,143)	2,217,556
Net increase (decrease) in net assets resulting
from operations	$ (16,316,794)	$ 4,469,668
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.36 and $0.27 per share, respectively)	$ (1,044,774)	$ (942,711)
Class C ($0.29 and $0.22 per share, respectively)	(604,876)	(693,951)
Class Y ($0.39 and $0.28 per share, respectively)	(6,115,718)	(6,862,964)
Tax return of capital:
Class A ($0.02 and $0.10 per share, respectively)	(67,732)	(311,815)
Class C ($0.02 and $0.08 per share, respectively)	(44,321)	(213,174)
Class Y ($0.02 and $0.11 per share, respectively)	(347,545)	(1,921,221)
Total distributions to shareowners	$ (8,224,966)	$ (10,945,836)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 43,084,319	$ 65,851,989
Reinvestment of distributions	6,571,328	8,926,110
Cost of shares repurchased	(93,149,196)	(171,790,151)
Net decrease in net assets resulting from Fund
share transactions	$ (43,493,549)	$ (97,012,052)
Net decrease in net assets	$ (68,035,309)	$(103,488,220)
NET ASSETS:
Beginning of year	$204,504,479	$ 307,992,699
End of year	$136,469,170	$ 204,504,479

The accompanying notes are an integral part of these financial statements.
34 Pioneer Dynamic Credit Fund | Annual Report | 3/31/20

	Year Ended	Year Ended	Year Ended	Year Ended
	3/31/20	3/31/20	3/31/19	3/31/19
	Shares	Amount	Shares	Amount
Class A
Shares sold	983,511	$ 8,999,716	1,168,099	$ 10,608,335
Reinvestment of distributions	118,707	1,073,735	131,743	1,189,927
Less shares repurchased	(1,741,834)	(15,289,182)	(1,958,195)	(17,706,029)
Net decrease	(639,616)	$ (5,215,731)	(658,353)	$ (5,907,767)
Class C
Shares sold	206,917	$ 1,880,828	254,349	$ 2,308,677
Reinvestment of distributions	62,972	568,186	90,083	810,845
Less shares repurchased	(959,485)	(8,632,014)	(1,621,670)	(14,576,084)
Net decrease	(689,596)	$ (6,183,000)	(1,277,238)	$ (11,456,562)
Class Y
Shares sold	3,560,356	$ 32,203,775	5,797,248	$ 52,934,977
Reinvestment of distributions	542,473	4,929,407	763,624	6,925,338
Less shares repurchased	(7,801,653)	(69,228,000)	(15,431,991)	(139,508,038)
Net decrease	(3,698,824)	$(32,094,818)	(8,871,119)	$ (79,647,723)

The accompanying notes are an integral part of these financial statements.
Pioneer Dynamic Credit Fund | Annual Report | 3/31/20 35

Financial Highlights

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	3/31/20	3/31/19	3/31/18	3/31/17*	3/31/16*
Class A
Net asset value, beginning of period	$ 9.04	$ 9.20	$ 9.39	$ 8.99	$ 9.54
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.29	$ 0.33	$ 0.34	$ 0.44	$ 0.42
Net realized and unrealized gain (loss) on investments	(1.20)	(0.12)	(0.12)	0.54	(0.58)
Net increase (decrease) from investment operations	$ (0.91)	$ 0.21	$ 0.22	$ 0.98	$ (0.16)
Distributions to shareowners:
Net investment income	$ (0.36)	$ (0.27)	$ (0.41)	$ (0.58)	$ (0.39)
Tax return of capital	(0.02)	(0.10)	—	—	—
Total distributions	$ (0.38)	$ (0.37)	$ (0.41)	$ (0.58)	$ (0.39)
Net increase (decrease) in net asset value	$ (1.29)	$ (0.16)	$ (0.19)	$ 0.40	$ (0.55)
Net asset value, end of period	$ 7.75	$ 9.04	$ 9.20	$ 9.39	$ 8.99
Total return (b)	(10.59)%	2.33%	2.37%	11.13%	(1.62)%
Ratio of net expenses to average net assets	1.18%	1.15%	1.14%	1.18%	1.19%
Ratio of net investment income (loss) to average net assets	3.23%	3.69%	3.61%	4.71%	4.52%
Portfolio turnover rate	49%	65%	76%	114%	56%
Net assets, end of period (in thousands)	$19,028	$27,960	$34,538	$35,375	$47,311
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.25%	1.21%	1.14%	1.19%	1.19%
Net investment income (loss) to average net assets	3.16%	3.63%	3.61%	4.70%	4.52%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.
36 Pioneer Dynamic Credit Fund | Annual Report | 3/31/20

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	3/31/20	3/31/19	3/31/18	3/31/17*	3/31/16*
Class C
Net asset value, beginning of period	$ 9.00	$ 9.17	$ 9.36	$ 8.97	$ 9.51
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.22	$ 0.26	$ 0.27	$ 0.36	$ 0.36
Net realized and unrealized gain (loss) on investments	(1.18)	(0.13)	(0.12)	0.54	(0.58)
Net increase (decrease) from investment operations	$ (0.96)	$ 0.13	$ 0.15	$ 0.90	$ (0.22)
Distributions to shareowners:
Net investment income	$ (0.29)	$ (0.22)	$ (0.34)	$ (0.51)	$ (0.32)
Tax return of capital	(0.02)	(0.08)	—	—	—
Total distributions	$ (0.31)	$ (0.30)	$ (0.34)	$ (0.51)	$ (0.32)
Net increase (decrease) in net asset value	$ (1.27)	$ (0.17)	$ (0.19)	$ 0.39	$ (0.54)
Net asset value, end of period	$ 7.73	$ 9.00	$ 9.17	$ 9.36	$ 8.97
Total return (b)	(11.14)%	1.44%	1.61%	10.18%	(2.25)%
Ratio of net expenses to average net assets	1.97%	1.93%	1.90%	1.94%	1.95%
Ratio of net investment income (loss) to average net assets	2.44%	2.91%	2.86%	3.94%	3.86%
Portfolio turnover rate	49%	65%	76%	114%	56%
Net assets, end of period (in thousands)	$13,300	$21,702	$33,824	$37,510	$44,207
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	2.03%	2.00%	1.90%	1.95%	1.95%
Net investment income (loss) to average net assets	2.38%	2.84%	2.86%	3.93%	3.86%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.
Pioneer Dynamic Credit Fund | Annual Report | 3/31/20 37

Financial Highlights (continued)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	3/31/20	3/31/19	3/31/18	3/31/17*	3/31/16*

Class Y
Net asset value, beginning of period	$ 9.07	$ 9.24	$ 9.42	$ 9.03	$ 9.58
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.37	$ 0.36	$ 0.37	$ 0.47	$ 0.46
Net realized and unrealized gain (loss) on investments	(1.24)	(0.14)	(0.11)	0.53	(0.58)
Net increase (decrease) from investment operations	$ (0.87)	$ 0.22	$ 0.26	$ 1.00	$ (0.12)
Distributions to shareowners:
Net investment income	$ (0.39)	$ (0.28)	$ (0.44)	$ (0.61)	$ (0.43)
Tax return of capital	(0.02)	(0.11)	—	—	—
Total distributions	$ (0.41)	$ (0.39)	$ (0.44)	$ (0.61)	$ (0.43)
Net increase (decrease) in net asset value	$ (1.28)	$ (0.17)	$ (0.18)	$ 0.39	$ (0.55)
Net asset value, end of period	$ 7.79	$ 9.07	$ 9.24	$ 9.42	$ 9.03
Total return (b)	(10.13)%	2.50%	2.77%	11.35%	(1.26)%
Ratio of net expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	4.05%	3.98%	3.90%	5.01%	4.90%
Portfolio turnover rate	49%	65%	76%	114%	56%
Net assets, end of period (in thousands)	$104,141	$154,842	$239,630	$198,398	$203,736
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.04%	0.99%	0.90%	0.96%	0.96%
Net investment income (loss) to average net assets	3.86%	3.84%	3.85%	4.90%	4.79%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.
38 Pioneer Dynamic Credit Fund | Annual Report | 3/31/20

Notes to Financial Statements | 3/31/20
1. Organization and Significant Accounting Policies
Pioneer Dynamic Credit Fund (the “Fund”) is one of three portfolios comprising Pioneer Series Trust X, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income. Capital appreciation is a secondary objective.
The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class K shares had not commenced operations as of March 31, 2020. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.
Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund’s distributor (the “Distributor”).
In August 2018, the Securities and Exchange Commission (“SEC”) released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) for investment companies. The Fund’s financial statements were prepared in compliance with the new amendments to Regulation S-X.
During March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased
Pioneer Dynamic Credit Fund | Annual Report | 3/31/20 39

Callable Debt Securities (“ASU 2017-08”), which shortens the amortization period for purchased non-contingently callable debt securities held at a premium. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for certain purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund has adopted ASU 2017-08 as of March 31, 2020. The implementation of ASU 2017-08 did not have a material impact on the Fund’s financial statements.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A.  Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an
40 Pioneer Dynamic Credit Fund | Annual Report | 3/31/20

alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.
Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded.
Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.
Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.
Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation
Pioneer Dynamic Credit Fund | Annual Report | 3/31/20 41

team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
At March 31, 2020, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).
B.   Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
42 Pioneer Dynamic Credit Fund | Annual Report | 3/31/20

C.   Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.   Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of March 31, 2020, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The Fund does not consider the effect of foreign currency gain/loss when calculating its monthly distribution due to its unpredictable nature over the course of a year and differing treatment for book and tax purposes. As a result, the Fund may report a distribution in excess of its earnings and profits or a tax return of capital at its fiscal year end.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
At March 31, 2020, the Fund reclassified $459,598 to increase distributable earnings and $459,598 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.
Pioneer Dynamic Credit Fund | Annual Report | 3/31/20 43

At March 31, 2020, the Fund was permitted to carry forward indefinitely $31,031,239 of short-term losses and $32,797,789 of long-term losses.
The Fund has elected to defer $29,699 of ordinary losses recognized between November 1, 2018 and March 31, 2020 to its fiscal year ending March 31, 2021.
The tax character of distributions paid during the years ended March 31, 2020 and March 31, 2019, were as follows:
	2020	2019
Distributions paid from:
Ordinary income	$7,765,368	$ 8,499,626
Return of capital	459,598	2,446,210
Total	$8,224,966	$10,945,836
The following shows the components of distributable earnings (losses) on a federal income tax basis at March 31, 2020:
2020
Distributable earnings:
Capital loss carryforward	$(63,829,028)
Current year late year loss	(29,699)
Current year dividend payable	(108,401)
Unrealized depreciation	(17,278,453)
Total	$(81,245,581)
The difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to insurance-linked securities, the tax treatment of premium and amortization, the mark to market of forward and futures contracts, tax basis adjustments on Real Estate Investment Trust (REIT) holdings, interest accruals on preferred stock, partnerships and other holdings.
E.   Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $1,490 in underwriting commissions on the sale of Class A shares during the year ended March 31, 2020.
F.   Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees
44 Pioneer Dynamic Credit Fund | Annual Report | 3/31/20

paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).
The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.
G.   Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or
Pioneer Dynamic Credit Fund | Annual Report | 3/31/20 45

mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
H.   Insurance-Linked Securities (“ILS”)
The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
46 Pioneer Dynamic Credit Fund | Annual Report | 3/31/20

The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.
I.   Purchased Options
The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Fund’s Statement of Operations. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.
Pioneer Dynamic Credit Fund | Annual Report | 3/31/20 47

The average market value of purchased options contracts open during the year ended March 31, 2020, was $261,514. Open purchased options at March 31, 2020, are listed in the Schedule of Investments.
J.   Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts (“contracts”) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund’s financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).
During the year ended March 31, 2020, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.
The average market value of forward foreign currency exchange contracts open during the year ended March 31, 2020, was $170,123. There were no open forward foreign currency exchange contracts at March 31, 2020.
K.   Futures Contracts
The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at March 31, 2020, is recorded as “Futures collateral” on the Statement of Assets and Liabilities.
Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for futures” or “Due to broker for futures” on the Statement of Assets and Liabilities. When the contract is
48 Pioneer Dynamic Credit Fund | Annual Report | 3/31/20

closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
The average market value of futures contracts open during the year ended March 31, 2020, was $22,401,567. There were no open futures contracts at March 31, 2020.
L.   Credit Default Swap Contracts
A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund’s income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.
As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.
As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.
Pioneer Dynamic Credit Fund | Annual Report | 3/31/20 49

Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.
Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.
Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as “Variation margin for centrally cleared swap contracts” on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for swaps” or “Due to broker for swaps” on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at March 31, 2020, is recorded as “Swaps collateral” on the Statement of Assets and Liabilities.
The average market value of credit default swap contracts open during the year ended March 31, 2020, was $1,357,175. There were no open credit default swap contracts at March 31, 2020.
50 Pioneer Dynamic Credit Fund | Annual Report | 3/31/20

2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees are paid monthly and are calculated daily at the annual rate equal to 0.70% of the Fund’s average daily net assets up to $1 billion and 0.65% of the Fund’s average daily net assets $1 billion. For the year ended March 31, 2020, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.70% of the Fund’s average daily net assets.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 1.20% and 0.85% of the average daily net assets attributable to Class A and Class Y shares, respectively. These expense limitations are in effect through August 1, 2020. Fees waived and expenses reimbursed during the year ended March 31, 2020 are reflected on the Statement of Operations. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $27,695 in management fees, administrative costs and certain other reimbursements payable to the Adviser at March 31, 2020.
3. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended March 31, 2020, such out-of-pocket expenses by class of shares were as follows:
Shareowner Communications:
Class A	$ 2,519
Class C	3,770
Class Y	7,167
Total	$13,456

Pioneer Dynamic Credit Fund | Annual Report | 3/31/20 51

4. Distribution and Service Plans
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $2,437 in distribution fees payable to the Distributor at March 31, 2020.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended March 31, 2020, CDSCs in the amount of $1,856 were paid to the Distributor.
5. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds (the “Funds”), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective March 11, 2020, the Fund participates in a facility in the amount of $300 million. Prior to March 11, 2020, the Fund participated in a facility in the amount of $25 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended March 31, 2020, the Fund had no borrowings under the credit facility.
52 Pioneer Dynamic Credit Fund | Annual Report | 3/31/20

6. Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at March 31, 2020, was as follows:
			Foreign
Statement of	Interest	Credit	Exchange	Equity	Commodity
Assets and Liabilities	Rate Risk	Risk	Rate Risk	Risk	Risk
Assets:
Options purchased*	$ —	$ —	$ —	$1,128,060	$ —
Total Value	$ —	$ —	$ —	$1,128,060	$ —

*	Reflects the market value of purchased option contracts (see Note 1I.). These amounts are included in investments in unaffiliated issuers, at value, on the Statement of Assets and Liabilities.
Pioneer Dynamic Credit Fund | Annual Report | 3/31/20 53

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at March 31, 2020 was as follows:
			Foreign
	Interest	Credit	Exchange	Equity	Commodity
Statement of Operations	Rate Risk	Risk	Rate Risk	Risk	Risk
Net realized gain
(loss) on:
Options purchased*	$—	$—	$—	$(881,995)	$—
Forward foreign
currency exchange
contracts	—	—	(18,188)	—	—
Futures contracts	922,639	—	—	—	—
Swap contracts	—	(6,911,007)	—	—	—
Total Value	$922,639	$(6,911,007)	$(18,188)	$(881,995)	$—
Change in net unrealized
appreciation
(depreciation) on:
Options purchased**	$—	$—	$—	$1,822,546	$—
Forward foreign
currency exchange
contracts	—	—	5,675	—	—
Futures contracts	(277,109)	—	—	—	—
Swap contracts	—	(29,531)	—	—	—
Total Value	$(277,109)	$(29,531)	$5,675	$1,822,546	$—

*
Reflects the net realized gain (loss) on purchased option contracts (see Note 1I). These amounts are included in net realized gain (loss) on investments in unaffiliated issuers, on the Statement of Operations.

**
Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1I.). These amounts are included in change in net unrealized appreciation (depreciation) on Investments in unaffiliated issuers, on the Statement of Operations.

7. Unfunded Loan Commitments
The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded commitment and is recorded as interest income on the Statement of Operations.
As of March 31, 2020, the Fund had the following unfunded loan commitments outstanding:
				Unrealized
Loan	Principal	Cost	Value	Depreciation
Spectacle Gary
Holdings LLC	$65,800	$63,948	$56,259	$(7,689)

54 Pioneer Dynamic Credit Fund | Annual Report | 3/31/20

8. Subsequent Event
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
9. The Reorganization
The Board of Trustees of the Fund has approved the reorganization of the Fund with Pioneer Corporate High Yield Fund (the “Reorganization”). Each fund is managed by Amundi Pioneer Asset Management, Inc. The Reorganization is expected to occur in the third quarter of 2020. The Reorganization does not require shareholder approval. Following is a brief description of certain aspects of the Reorganization:
—   Pioneer Corporate High Yield Fund will reorganize with Pioneer Dynamic Credit Fund, resulting in the “Combined Fund.” The Combined Fund will be named “Pioneer Corporate High Yield Fund.”
—   Pioneer Corporate High Yield Fund’s investment team will manage the Combined Fund.
—   The Combined Fund will have the same investment objective, investment strategies and investment policies as Pioneer Corporate High Yield Fund.
—   The Combined Fund’s investment objective will be to seek a high level of current income and long-term capital appreciation. The Combined Fund normally will invest at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in below investment grade (high yield) debt of corporate issuers. Pioneer Dynamic Credit Fund’s investment objective is to seek a high level of current income. Capital
Pioneer Dynamic Credit Fund | Annual Report | 3/31/20 55

appreciation is a secondary objective. Pioneer Dynamic Credit Fund normally invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities.
—   The management fee payable by the Combined Fund will be equal to 0.50% of the Fund’s average daily net assets up to $1 billion and 0.45% of the Fund’s average daily net assets over $1 billion. The management fee payable by Pioneer Dynamic Credit Fund is equal to 0.70% of the Fund’s average daily net assets up to $1 billion and 0.65% of the Fund’s average daily net assets over $1 billion. Thus, the management fee payable by the Combined Fund will be less than the management fee payable by Pioneer Dynamic Credit Fund.
—   It is currently anticipated that the historical performance of Pioneer Corporate High Yield Fund will become the Combined Fund’s historical performance.
—   The Reorganization is expected to qualify as a tax-free reorganization, which generally means that the Reorganization will result in no income gain or loss being recognized for federal income tax purposes by either fund or its shareholders as a direct result of the Reorganization.
Shareholders of Pioneer Dynamic Credit Fund will not receive an information statement. Additional information about the Reorganization and the Combined Fund will be provided to shareholders prior to the consummation of the Reorganization.
56 Pioneer Dynamic Credit Fund | Annual Report | 3/31/20

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Pioneer Series Trust X and the Shareholders of Pioneer Dynamic Credit Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Pioneer Dynamic Credit Fund (the “Fund”) (one of the funds constituting Pioneer Series Trust X (the “Trust”)), including the schedule of investments, as of March 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the “financial statements”). The financial highlights for the periods ended March 31, 2016 and March 31, 2017 were audited by another independent registered public accounting firm whose report, dated May 26, 2017, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Dynamic Credit Fund (one of the funds constituting Pioneer Series Trust X) at March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Pioneer Dynamic Credit Fund | Annual Report | 3/31/20 57

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Amundi Pioneer investment companies since 2017.
Boston, Massachusetts
May 29, 2020
58 Pioneer Dynamic Credit Fund | Annual Report | 3/31/20

ADDITIONAL INFORMATION (unaudited)
The percentages of the Fund’s ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 88.60%.
Pioneer Dynamic Credit Fund | Annual Report | 3/31/20 59

Trustees, Officers and Service Providers
Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.
Custodian and Sub-Administrator
Brown Brothers Harriman & Co.
Independent Registered Public Accounting Firm
Ernst & Young LLP
Principal Underwriter
Amundi Pioneer Distributor, Inc.
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
DST Asset Manager Solutions, Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
Trustees and Officers
The Fund’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 45 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.
The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.
60 Pioneer Dynamic Credit Fund | Annual Report | 3/31/20

Independent Trustees
Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Thomas J. Perna (68)	Trustee since 2011. Serves	Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013)	Director, Broadridge Financial Solutions,
Chairman of the Board	until a successor trustee is	and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology products	Inc. (investor communications and
and Trustee	elected or earlier retirement	for securities lending industry); and Senior Executive Vice President, The Bank of	securities processing provider for financial
	or removal.	New York (financial and securities services) (1986 – 2004)	services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 – 2013);
and Commissioner, New Jersey State Civil
Service Commission (2011 – 2015)
John E. Baumgardner, Jr. (68)	Trustee since 2019. Serves	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell LLP	Chairman, The Lakeville Journal Company,
Trustee	until a successor trustee is	(law firm).	LLC, (privately-held community
	elected or earlier retirement		newspaper group) (2015-present)
or removal.
Diane Durnin (63)	Trustee since 2019. Serves	Managing Director - Head of Product Strategy and Development, BNY Mellon	None
Trustee	until a successor trustee is	Investment Management (2012-2018); Vice Chairman – The Dreyfus Corporation
	elected or earlier retirement	(2005 – 2018): Executive Vice President Head of Product, BNY Mellon Investment
	or removal.	Management (2007-2012); Executive Director- Product Strategy, Mellon Asset
Management (2005-2007); Executive Vice President Head of Products, Marketing
and Client Service, Dreyfus Corporation (2000-2005); and Senior Vice President
Strategic Product and Business Development, Dreyfus Corporation (1994-2000)
Benjamin M. Friedman (75)	Trustee since 2011. Serves	William Joseph Maier Professor of Political Economy, Harvard University	Trustee, Mellon Institutional Funds
Trustee	until a successor trustee is	(1972 – present)	Investment Trust and Mellon Institutional
	elected or earlier retirement		Funds Master Portfolio (oversaw 17
	or removal.		portfolios in fund complex) (1989 - 2008)

Pioneer Dynamic Credit Fund | Annual Report | 3/31/20 61

Independent Trustees (continued)
Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Lorraine H. Monchak (64)	Trustee since 2017.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union pension	None
Trustee	(Advisory Trustee from	funds) (2001 – present); Vice President – International Investments Group, American
	2014 - 2017). Serves until	International Group, Inc. (insurance company) (1993 – 2001); Vice President –
	a successor trustee is elected	Corporate Finance and Treasury Group, Citibank, N.A. (1980 – 1986 and
	or earlier retirement or removal.	1990 – 1993); Vice President – Asset/Liability Management Group, Federal Farm
Funding Corporation (government-sponsored issuer of debt securities)
(1988 – 1990); Mortgage Strategies Group, Shearson Lehman Hutton, Inc.
(investment bank) (1987 – 1988); and Mortgage Strategies Group, Drexel
Burnham Lambert, Ltd. (investment bank) (1986 – 1987)
Marguerite A. Piret (71)	Trustee since 2011. Serves	Chief Financial Officer, American Ag Energy, Inc. (controlled environment and	Director of New America High Income
Trustee	until a successor trustee is	agriculture company) (2016 – present); and President and Chief Executive Officer,	Fund, Inc. (closed-end investment
	elected or earlier retirement	Metric Financial Inc. (formerly known as Newbury Piret Company) (investment	company) (2004 – present); and Member,
	or removal.	banking firm) (1981 – 2019)	Board of Governors, Investment Company
Institute (2000 – 2006)
Fred J. Ricciardi (73)	Trustee since 2014. Serves	Consultant (investment company services) (2012 – present); Executive Vice	None
Trustee	until a successor trustee is	President, BNY Mellon (financial and investment company services) (1969 – 2012);
	elected or earlier retirement	Director, BNY International Financing Corp. (financial services) (2002 – 2012);
	or removal.	Director, Mellon Overseas Investment Corp. (financial services) (2009 – 2012);
Director, Financial Models (technology) (2005-2007); Director, BNY Hamilton Funds,
Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY
Securities Services, Ltd., Ireland (financial services) (1999-2006); and Chairman,
BNY Alternative Investment Services, Inc. (financial services) (2005-2007)

62 Pioneer Dynamic Credit Fund | Annual Report | 3/31/20

Interested Trustees
Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Lisa M. Jones (58)*	Trustee since 2017. Serves	Director, CEO and President of Amundi Pioneer Asset Management USA, Inc.	None
Trustee, President and	until a successor trustee is	(since September 2014); Director, CEO and President of Amundi Pioneer Asset
Chief Executive Officer	elected or earlier retirement	Management, Inc. (since September 2014); Director, CEO and President of Amundi
	or removal	Pioneer Distributor, Inc. (since September 2014); Director, CEO and President of
Amundi Pioneer Institutional Asset Management, Inc. (since September 2014);
Chair, Amundi Pioneer Asset Management USA, Inc., Amundi Pioneer Distributor, Inc.
and Amundi Pioneer Institutional Asset Management, Inc. (September 2014 – 2018);
Managing Director, Morgan Stanley Investment Management (2010 – 2013);
Director of Institutional Business, CEO of International, Eaton Vance Management
(2005 – 2010); and Director of Amundi USA, Inc. (since 2017)
Kenneth J. Taubes (62)*	Trustee since 2014. Serves	Director and Executive Vice President (since 2008) and Chief Investment Officer,	None
Trustee	until a successor trustee is	U.S. (since 2010) of Amundi Pioneer Asset Management USA, Inc.; Director and
	elected or earlier retirement	Executive Vice President and Chief Investment Officer, U.S. of Amundi Pioneer (since
	or removal	2008); Executive Vice President and Chief Investment Officer, U.S. of Amundi Pioneer
Institutional Asset Management, Inc. (since 2009); Portfolio Manager of Amundi
Pioneer (since 1999); and Director of Amundi USA, Inc. (since 2017)
* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.

Pioneer Dynamic Credit Fund | Annual Report | 3/31/20 63

Fund Officers

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Officer
Christopher J. Kelley (55)	Since 2011. Serves at the	Vice President and Associate General Counsel of Amundi Pioneer since January	None
Secretary and Chief	discretion of the Board	2008; Secretary and Chief Legal Officer of all of the Pioneer Funds since June 2010;
Legal Officer		Assistant Secretary of all of the Pioneer Funds from September 2003 to May 2010;
and Vice President and Senior Counsel of Amundi Pioneer from July 2002 to
December 2007
Carol B. Hannigan (59)	Since 2011. Serves at the	Fund Governance Director of Amundi Pioneer since December 2006 and Assistant	None
Assistant Secretary	discretion of the Board	Secretary of all the Pioneer Funds since June 2010; Manager – Fund Governance of
Amundi Pioneer from December 2003 to November 2006; and Senior Paralegal of
Amundi Pioneer from January 2000 to November 2003
Thomas Reyes (57)	Since 2011. Serves at the	Assistant General Counsel of Amundi Pioneer since May 2013 and Assistant	None
Assistant Secretary	discretion of the Board	Secretary of all the Pioneer Funds since June 2010; and Counsel of Amundi
Pioneer from June 2007 to May 2013
Mark E. Bradley (60)	Since 2011. Serves at the	Vice President – Fund Treasury of Amundi Pioneer; Treasurer of all of the Pioneer	None
Treasurer and Chief	discretion of the Board	Funds since March 2008; Deputy Treasurer of Amundi Pioneer from March 2004 to
Financial and Accounting		February 2008; and Assistant Treasurer of all of the Pioneer Funds from March 2004
Officer		to February 2008
Luis I. Presutti (55)	Since 2011. Serves at the	Director – Fund Treasury of Amundi Pioneer; and Assistant Treasurer of all of the	None
Assistant Treasurer	discretion of the Board	Pioneer Funds
Gary Sullivan (62)	Since 2011. Serves at the	Senior Manager – Fund Treasury of Amundi Pioneer; and Assistant Treasurer of all of	None
Assistant Treasurer	discretion of the Board	the Pioneer Funds

64 Pioneer Dynamic Credit Fund | Annual Report | 3/31/20

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Officer
Antonio Furtado (38)	Since 2020. Serves at the	Fund Oversight Manager – Fund Treasury of Amundi Pioneer; and Assistant Treasurer	None
Assistant Treasurer	discretion of the Board	of all of the Pioneer Funds
John Malone (48)	Since 2018. Serves at the	Managing Director, Chief Compliance Officer of Amundi Pioneer Asset Management;	None
Chief Compliance Officer	discretion of the Board	Amundi Pioneer Institutional Asset Management, Inc.; and the Pioneer Funds since
September 2018; and Chief Compliance Officer of Amundi Pioneer Distributor, Inc.
since January 2014.
Kelly O’Donnell (49)	Since 2011. Serves at the	Vice President – Amundi Pioneer Asset Management; and Anti-Money Laundering	None
Anti-Money Laundering	discretion of the Board	Officer of all the Pioneer Funds since 2006
Officer

Pioneer Dynamic Credit Fund | Annual Report | 3/31/20 65

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66 Pioneer Dynamic Credit Fund | Annual Report | 3/31/20

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Pioneer Dynamic Credit Fund | Annual Report | 3/31/20 67

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68 Pioneer Dynamic Credit Fund | Annual Report | 3/31/20

How to Contact Amundi Pioneer
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321

Retirement plans information	1-800-622-0176

Write to us:
Amundi Pioneer
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com/us

This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com/us

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2020 Amundi Pioneer Asset Management 25667-08-0520

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $122,500 payable to Ernst & Young LLP for the year ended March 31, 2020 and $122,500 for the year ended March 31, 2019.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2020 or 2019.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Trust were $28,258 payable to Ernst & Young LLP for the year ended March 31, 2020 and $28,258 for the year ended March 31, 2019.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2020 or 2019.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS
APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

AUDIT COMMITTEE APPROVAL POLICY		AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval		o A summary of all such
for the audit period for all		services and related fees
pre-approved specific service		reported at each regularly
subcategories. Approval of the		scheduled Audit Committee
independent auditors as		meeting.
auditors for a Fund shall
constitute pre approval for
these services.

o “One-time” pre-approval		o A summary of all such
for the fund fiscal year within		services and related fees
a specified dollar limit		(including comparison to
for all pre-approved		specified dollar limits)
specific service subcategories		reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust.  For the years ended March 31 2020 and 2019, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $28,258 payable to Ernst & Young LLP for the year ended March 31, 2020 and $28,258 for the year ended March 31, 2019.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust X

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer
Date June 5, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date June 5, 2020

By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer
Date June 5, 2020

* Print the name and title of each signing officer under his or her signature.